Exhibit 10.4

MASTER SERVICES AGREEMENT

CONFIDENTIAL AND PRIVILEGED

MASTER SERVICES AGREEMENT

BETWEEN

ALCATEL-LUCENT USA INC.

and

GOODMAN NETWORKS INC.

AGREEMENT NUMBER 7062355

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT

CONFIDENTIAL AND PRIVILEGED

TABLE OF CONTENTS

1.	DEFINITIONS	1

2.	SCOPE, EXCLUSIVE RIGHTS	1

2.1	SCOPE OF MSA	1

2.2	EXCLUSIVE RIGHTS	2

3.	STATEMENTS OF WORK	3

4.	SERVICES	3

4.1	PROVISION OF SERVICES	3

4.2	CHANGE MANAGEMENT	4

4.3	TECHNOLOGY DEVELOPMENTS	6

4.4	THIRD-PARTY VENDORS	6

4.5	SERVICE LEVELS AND LIQUIDATED DAMAGES	6

4.6	KEY PERSONNEL AND RESTRICTED RESOURCES	7

4.7	OTHER AVAILABLE REMEDIES	8

5.	PRICES, INVOICING AND PAYMENT, PASS-THROUGH EXPENSES, TAXES AND BENCHMARKING	9

5.1	PRICES, INVOICING AND PAYMENT	9

5.2	PASS-THROUGH EXPENSES	10

5.3	TRAVEL AND LIVING EXPENSES	11

5.4	TAXES	11

5.5	COSTS AND EXPENSES	11

5.6	BENCHMARKING	11

5.7	PRORATION	11

5.8	EQUITABLE PRICING	11

6.	EFFECTIVE DATE AND SERVICES TRANSITION	12

6.1	EFFECTIVENESS OF MSA	12

6.2	TRANSITION PROJECTS	12

6.3	REVERSAL OF TRANSITION PROJECTS	13

7.	CONFIDENTIAL INFORMATION, DATA PRIVACY AND SECURITY, AND INTELLECTUAL PROPERTY RIGHTS	13

7.1	SAFEGUARDING DATA	13

7.2	CONFIDENTIAL INFORMATION	13

7.3	THIRD-PARTY SOFTWARE AND OTHER MATERIALS	16

7.4	OWNERSHIP OF INTELLECTUAL PROPERTY	17

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT

CONFIDENTIAL AND PRIVILEGED

7.5	LICENSES	18

7.6	PUBLICITY	21

7.7	USE OF TRADEMARK	21

7.8	USE OF ALU IDENTITY	21

7.9	IPR INFRINGEMENT/MISAPPROPRIATION INFRINGEMENT OF ALU BY SERVICE PROVIDER	21

7.10	IPR INFRINGEMENT/MISAPPROPRIATION INFRINGEMENT OF SERVICE PROVIDER BY ALU	23

7.11	EQUITABLE RELIEF	23

7.12	UNAUTHORIZED USE	23

8.	REPRESENTATIONS AND WARRANTIES	24

8.1	SERVICES WARRANTY	24

8.2	MAINTENANCE	24

8.3	EFFICIENCY AND COST EFFECTIVENESS	24

8.4	BY SERVICE PROVIDER	24

8.5	BY ALU	25

8.6	WARRANTIES OF A CONTINUING NATURE	26

8.7	DISCLAIMER	26

9.	OBLIGATIONS AND COVENANTS OF THE PARTIES	26

9.1	GOVERNANCE	26

9.2	PERMITS	27

9.3	COMPLIANCE WITH LAWS	27

9.4	AUDIT RIGHTS AND REMEDIES	28

9.5	FINANCIAL REPORTING AND CERTIFICATES	30

9.6	CREDIT ENHANCEMENT UNDERTAKING	30

9.7	LEGAL STATUS	30

9.8	REAL ESTATE LICENSE; SERVICE SITES	31

9.9	UNAUTHORIZED ACCESS	31

9.10	ALLOCATION OF RESOURCES	32

9.11	QUALITY ASSURANCE AND IMPROVEMENT PROGRAMS	32

9.12	PRODUCTIVITY AND MANAGEMENT TOOLS	32

9.13	SERVICES STANDARDS	32

9.14	BUSINESS PRINCIPLES	32

9.15	BUSINESS CONTINUITY	33

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT

CONFIDENTIAL AND PRIVILEGED

9.16	ENVIRONMENTAL HEALTH AND SAFETY (EH&S) COMPLIANCE	34

9.17	EMERGENCY RESPONSE PLAN & DUTY TO RESPOND	34

9.18	SUBCONTRACTOR EH&S PRE-QUALIFICATION	35

9.19	SAFE WORK PRACTICES	35

9.20	PARTIES’ BEHAVIOR	35

9.21	ALU RESPONSIBILITIES AND CUSTOMER SATISFACTION SURVEY	36

10.	HUMAN RESOURCES AND PROVISIONS RELATING TO ASSETS	36

10.1	HUMAN RESOURCES	36

10.2	LOAN OF AND ACCESS TO OTHER ASSETS	37

11.	REMEDIES, LIMITATIONS OF LIABILITY, GENERAL INDEMNITY	39

11.1	LIMITATION OF LIABILITY	39

11.2	GENERAL INDEMNITY	40

12.	INSURANCE	41

12.1	INSURANCE COMPLIANCE	41

12.2	MINIMUM INSURANCE REQUIREMENTS	42

13.	FORCE MAJEURE	42

14.	TERMINATION/EXPIRATION ASSISTANCE	43

14.1	TERMINATION ASSISTANCE	43

14.2	EXPIRATION OF THE MSA	43

14.3	TERMINATION OF THE MSA OTHER THAN END OF TERM EXPIRATION	43

14.4	TERMINATION ASSISTANCE PLAN	43

15.	INTENTIONALLY OMITTED	44

16.	TERM AND TERMINATION	44

16.1	INITIAL TERM	44

16.2	RENEWAL	44

16.3	TERMINATION PROCESS	44

16.4	EVENTS OF DEFAULT BY SERVICE PROVIDER	44

16.5	EVENTS OF DEFAULT BY ALU	46

16.6	TERMINATION FOR AN INSOLVENCY EVENT	47

16.7	TERMINATION BASED ON FINANCIAL INSTABILITY	47

16.8	PARTIAL TERMINATION	47

16.9	RIGHTS AFTER TERMINATION	47

16.10	SERVICE PROVIDER RELIEF	47

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT

CONFIDENTIAL AND PRIVILEGED

16.11	NON-EXCLUSIVE REMEDIES	48

17.	APPLICABLE LAWS AND SETTLEMENT OF DISPUTES	48

17.1	APPLICABLE LAW AND JURISDICTION	48

17.2	DISPUTE RESOLUTION PROCESS	49

17.3	OTHER RELIEF	49

18.	GENERAL	50

18.1	NOTICES	50

18.2	ACCESS RIGHT	51

18.3	RELEASES VOID	51

18.4	ASSIGNMENT	51

18.5	WAIVER	51

18.6	SEVERABILITY	51

18.7	INDEPENDENT PARTIES	51

18.8	SUBCONTRACTING	52

18.9	SURVIVAL	52

18.10	DRAFTING	52

18.11	ENTIRE AGREEMENT	52

18.12	NECESSARY ACTS, FURTHER ASSURANCES	53

19.	SCHEDULES	53

SCHEDULE A - DEFINITIONS

SCHEDULE B - STATEMENTS OF WORK

SCHEDULE C - PRICES

SCHEDULE D - NET NEW BUSINESS

SCHEDULE E - THIRD-PARTY VENDOR CONTRACTS

SCHEDULE F - SERVICE LEVELS AND LIQUIDATED DAMAGES

SCHEDULE G - BILLING INSTRUCTIONS

SCHEDULE H - BENCHMARKING

SCHEDULE I - TRANSITION PROJECT PLAN

SCHEDULE J - INFORMATION SECURITY REQUIREMENTS

SCHEDULE K - LICENSED, LOANED AND SHARED ASSETS

SCHEDULE L - GOVERNANCE

SCHEDULE M - NSA COMPLIANCE REQUIREMENTS

SCHEDULE N - REAL ESTATE LICENSE AGREEMENT

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT

CONFIDENTIAL AND PRIVILEGED

SCHEDULE O - HUMAN RESOURCE REQUIREMENTS

SCHEDULE P - TERMINATION/EXPIRATION ASSISTANCE

SCHEDULE Q - SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

SCHEDULE R - ALU POLICIES

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

MASTER SERVICES AGREEMENT

This Master Services Agreement (the “MSA”) is entered into by and between Goodman Networks Inc., a company organized and existing under the Laws of the State of Texas, having its place of business at 6400 International Parkway, Suite 1000, Plano, TX 750931 (“Service Provider”), and Alcatel-Lucent USA Inc., a company organized and existing under the Laws of the State of Delaware and having its registered office at 600-700 Mountain Avenue, Murray Hill, NJ 07974 (“ALU”). This MSA shall be effective as of the MSA Effective Date, as more fully described in Article 6.

W I T N E S S E T H:

WHEREAS, Service Provider is a provider of deployment engineering, radio frequency engineering and integration engineering services;

WHEREAS, ALU desires that Service Provider provide to ALU certain Services, as more definitively defined in each Statement of Work attached to this MSA and incorporated by reference hereof;

WHEREAS, Service Provider desires to perform such Services, all upon the terms and subject to the conditions set forth in this MSA; and

WHEREAS the Parties agree that it would be beneficial to have a single contractual structure for the purchase of the Services from Service Provider.

NOW, THEREFORE, the Parties agree as follows:

1. DEFINITIONS

All capitalized terms used herein shall have the meanings and interpretations as set forth in Schedule A (Definitions).

2. SCOPE, EXCLUSIVE RIGHTS

2.1	Scope of MSA

2.1.1 This MSA sets forth the terms and conditions under which Service Provider will provide and ALU will purchase and receive the Services as defined in the applicable SOW. This MSA (along with the SOWs and all other attachments, exhibits and appendices) and Purchase Orders shall be deemed the MSA unless otherwise provided herein.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

2.1.2 ALU shall purchase the Services for resale to its customers, and Service Provider hereby appoints ALU as a reseller and hereby grants to ALU the right to resell the Services directly to ALU customers and potential customers.

2.1.3 ALU shall purchase the Services as provided in Article 5 and Schedule C (Prices).

2.2	Exclusivity

2.2.1 ALU agrees to purchase ***** Services from Service Provider during the Term except as set forth in Section 2.2.2.

2.2.2 Nothing contained in this MSA shall prevent ALU from developing, acquiring or marketing, either through the use of its own personnel or through third parties, services materially different from the Services (“New Services”). Nothing herein shall be construed to grant Service Provider any rights to perform any such New Services; provided, however, that nothing contained in this MSA shall preclude the Parties from pursuing mutually beneficial opportunities with respect to such New Services under such terms and conditions as they shall mutually agree. Nothing contained in this MSA shall be construed as requiring ALU to restrict or otherwise prohibit its resellers or any third party from performing Services or New Services for their respective customers other than ALU, nor shall it prevent ALU from performing or procuring Services or New Services ***** if Service Provider advises ALU that it is ***** certain Services to satisfy an ALU customer’s requirements, then ALU *****. In the event the foregoing situation arises, the Parties shall effect all necessary changes through the Change Management Process.

Except as otherwise provided herein, ALU shall ***** secure provision of the Services for a particular ALU customer either directly through ALU or its designee in the event that an ALU customer independently approaches ALU and directs ALU not to use Service Provider as a resource for providing Services to such ALU customer. ***** ALU shall promptly call a meeting of the Executive Council to discuss the ALU customer request and ***** to address the ALU customer’s concerns. The Parties will cooperate to find a solution that, whenever possible *****. To the extent that the ALU customer will not agree for Service Provider to continue to provide the Services, ALU shall have the right to secure the Services either from internal ALU resources or from a third party to enable ALU to continue to meet its customer’s demands. For avoidance of doubt, this Section only applies to situations in which the ALU customer’s executives or employees at a similar level independently demand a different service provider. In the event the foregoing situation arises, the Parties shall effect all necessary changes through the Change Management Process.

2.2.3 Except as otherwise provided herein, Service Provider shall have no obligation to provide the Services exclusively to ALU, provided that Service Provider shall not bid against ALU for the provision of Services to an existing ALU customer (“Business Opportunity”) unless (i) ALU decides not to pursue the Business Opportunity after Service Provider gives ALU notice of the Business Opportunity and ALU has a reasonable period of time to make the decision, which period shall not be less than ten (10) days and not more than fifteen (15) days or (ii) the existing ALU customer independently approaches Service Provider and requests Service Provider to submit a bid or proposal relating to a Business Opportunity and the Operations Committee provides its approval of such bid or proposal. Nothing in this MSA shall prevent Service Provider from developing, acquiring, or marketing, either through the use of its own personnel or through third parties, services materially different from the Services to any existing or prospective customer.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

3. STATEMENTS OF WORK

The SOWs attached to this MSA as Schedule B (Statements of Work), and incorporated by reference hereof, shall define the Services to be provided by Service Provider and purchased by ALU hereunder and the responsibilities of each Party relating to the Services.

4. SERVICES

4.1	Provision of Services

4.1.1 Subject to the terms and conditions of this MSA, and commencing as of the Services Commencement Date, Service Provider shall provide such Service(s), as defined in the applicable SOW and at the Fees set forth in Schedule C (Prices). Any Services functions, operations, processes, or responsibilities not specifically described in this MSA and/or the applicable SOW(s) that are, by their very nature, reasonably required for the proper performance and provision of the Services shall be deemed to be implied by and included within the scope of the Services (and the applicable SOW) to the same extent and in the same manner as if specifically described in this MSA and/or the applicable SOW. Nothing in this Section 4.1.1 shall be interpreted to expand the scope of Services to be provided under this MSA or any applicable SOW.

4.1.2 ALU and Service Provider will collaborate in the pursuit of new business opportunities as described in Schedule D (Net New Business). ***** When either Party identifies a candidate for Net New Business, that Party’s Executive Sponsor will contact the other Party’s Executive Sponsor and discuss whether and how to proceed. The terms and conditions governing any decision to pursue Net New Business will be mutually agreed upon and memorialized in a written agreement (“Net New Business Agreement”). ALU and Service Provider agree to collaborate on developing competitively priced proposals for all Net New Business opportunities. The eligibility for such at-cost services pricing does not expire and can be applied by ALU against any Net New Business Agreement. *****

4.1.3 Except as otherwise expressly provided in this MSA, Service Provider shall be responsible for providing the functions, processes, procedures, personnel and other resources necessary to provide the Services. ALU shall be responsible for providing facilities, systems and other assets for Service Provider’s use in conjunction with this MSA, as set forth on Schedules K (Licensed, Loaned and Shared Assets) and N (Real Estate License), which Schedule K may be amended, from time to time, as necessary, by the Operations Committee to enable Service Provider to perform the Services.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

4.1.4 From time to time, ALU will issue Purchase Orders for the Services to Service Provider. Such Purchase Orders will include (i) ALU’s full name and address, (ii) the quantity and description of the Services that ALU desires to engage Service Provider to perform, (iii) the price in accordance with Schedule C (Prices) of this MSA, (iv) the “bill-to” address, (v) the location where the Services are to be performed, (vi) the requested performance dates, (viii) a contact name and telephone number, and (ix) reference to the contract number of this MSA. Service Provider will have two (2) days from the date a Purchase Order is issued to reject it, provided that Service Provider may only reject a Purchase Order for a material nonconformity with the requirements of this Section. If Service Provider fails to reject a Purchase Order in writing within such two (2) day period, the Purchase Order will be deemed to have been accepted by Service Provider.

4.1.5 ALU shall issue Network Numbers, from time to time, in accordance with the terms of the applicable SOW.

4.2	Change Management

4.2.1 Using the Change Management Process described in this Section 4.2, ALU may, from time to time:

4.2.1.1 request to add or delete Services from a previously agreed upon SOW;

4.2.1.2 request changes within the scope of the SOW; or

4.2.1.3 request a greater or lesser volume of Services.

4.2.2 Service Provider Change Restrictions

4.2.2.1 Subject to Section 4.2.2.2, Service Provider shall not make any Changes, except in accordance with the Change Management Process and with ALU’s approval, that may reasonably be expected to do or result in any of the following: (i) adversely affect the specifications, functionality, performance or resource efficiency of any Services or deliverables; (ii) increase ALU’s internal costs or Service Provider’s charges to ALU under this MSA; (iii) disrupt or adversely affect any of ALU’s or its customers’ business (including compliance with applicable laws, rules or regulations); or (iv) modify a standard or specification that results in an inconsistency with ALU standards or specifications *****.

4.2.2.2 Notwithstanding clauses 4.2.2.1 (i), (ii) and (iv) above, Service Provider may make temporary changes to the Services to the limited extent required by an emergency. Service Provider shall ***** notify ALU prior to making such change if such notification is reasonably possible under the circumstances. Service Provider shall document and report such emergency changes to ALU as soon as possible, but in no event later than the next day after the changes are made. Such changes shall not be implemented on a permanent basis

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

unless and until approved through the Change Management Process. ALU shall not be obligated to pay any amounts with respect to such temporary emergency changes implemented without its approval or its reasonable determination that such changes were reasonably required.

4.2.3 If Service Provider undertakes any Change prior to receiving a written approval from designated ALU personnel authorizing such Change, Service Provider expressly acknowledges and agrees that performance of such Change will be at Service Provider’s sole risk, cost, and expense and, notwithstanding the foregoing, any such Change performed by Service Provider shall be deemed to have been performed subject to Service Provider’s obligations under this MSA.

4.2.4 In addition to the obligations of Service Provider as defined in Section 4.2.2 above, the Parties shall comply with their respective obligations relating to the cooperation with third parties as may be defined in the SOWs and other operational plans as further defined in this MSA or attached hereto as a process and/or operational plan including any transition plan or transition assistance.

4.2.5 Change Management Process

Each Party may request a Change to an SOW. Changes shall be made pursuant to the following process:

4.2.5.1 For all Changes requested by either Party, except as otherwise provided in this MSA, Service Provider shall prepare and deliver to ALU, within fifteen (15) Days or such other agreed timeframe, a written response indicating, at a minimum, the following: (i) the effect of the proposal, if any, on the amounts payable by ALU hereunder; (ii) the effect of the proposal, if any, on Service Levels; (iii) the anticipated time schedule for implementing the proposal, as well as the effect of the proposal, if any, on any schedule associated with a Project or any other work undertaken by Service Provider in conjunction with the Services; and (iv) any other information requested or reasonably necessary for ALU to make an informed decision regarding the proposal.

4.2.5.2 To the extent a Change under this Section is agreed by the Parties, it shall be documented using a Change Order approved by the Parties in writing. Each Change Order shall include: (i) the identity of the requesting Party and the date of the request for the Change; (ii) the reason for the Change; (iii) the requested Changes (including associated changes, if any, in the pricing and Service Levels); and (iv) a description of how the change will be implemented.

4.2.6 A Change Order shall be substantially in the form of Schedule B-4 hereto.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

4.3	Technology Developments

ALU and Service Provider shall meet quarterly to discuss any new, commercially available technology developments including, but not limited to, software and hardware developments that could reasonably be expected to have an impact on the Services, Service Provider’s business, and ALU’s resale of the Services to its customers.

4.4	Third-Party Vendors

Pursuant to the terms and conditions of this MSA, Service Provider shall use commercially reasonable efforts to enter into agreements with the Third-Party Vendors identified on Schedule E (Third-Party Vendors) as expeditiously as possible, with ALU’s cooperation and assistance. Service Provider shall be responsible for the performance of Services by such Third-Party Vendors. Transition of the Third-Party Vendors shall be effected through the Transition Project Plan and the Parties shall cooperate fully to effect the transition of the Third-Party Vendors promptly. During the time required for Service Provider to enter into contracts with the Third-Party Vendors, ALU will continue to pay the Third-Party Vendors until the earlier of the effective date of Service Provider’s agreement with such Third-Party Vendors or such date to which the Parties otherwise agree.

4.5	Service Levels and Liquidated Damages

4.5.1 The Service Levels for the applicable Services shall be as defined in Schedule F (Service Levels and Liquidated Damages) and Liquidated Damages shall be granted, reported, applied, and calculated in accordance with Schedule F (Service Levels and Liquidated Damages).

4.5.2 Without limiting Service Provider’s obligations to provide the Services in accordance with the quality standards defined herein and in Schedule F (Service Levels and Liquidated Damages), Service Provider shall meet or exceed the Service Levels at all times.

4.5.3 In the event Service Provider fails to meet the applicable Service Level(s) for Services, in addition to providing ALU Liquidated Damages, at ALU’s option and direction, and without prejudice to ALU’s rights to pursue any other right or remedy under this MSA or at Law, the Parties shall take the following action:

4.5.3.1 Within ten (10) days after Service Provider fails to meet an applicable Service Level, the Steering Committee will convene to discuss (i) appropriate action to remedy the failure to meet the applicable Service Levels, which action may include performing a root-cause analysis to identify the cause of such failure and providing ALU with a written report identifying the root-cause of such failure, the consequences of such failure, and Service Provider’s process and procedure for correcting the failure and for ensuring that the failure does not recur, and (ii) assessing the Liquidated Damages applicable to such failure provided that the decision regarding whether ALU will elect to take the Liquidated Damages is at ALU’s discretion; and

4.5.3.2 Correct any failure or default in Service Provider’s systems, processes, and/or procedures used by Service Provider to provide the Services that gave rise to the failure to prevent the failure and/or default from recurring.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

4.5.4 Service Provider shall be responsible for tracking, monitoring, and performing the Services at each of the Service Levels in accordance with this MSA and Schedule F (Service Levels and Liquidated Damages). In the event Service Provider fails to measure the performance of the applicable Service against the applicable Service Level in any given month, Service Provider shall be deemed to have failed to meet the applicable Service Level for that month.

4.5.5 In the event Service Provider fails to meet or exceed a Service Level, Service Provider shall pay ALU the relevant Liquidated Damages as defined in Schedule F (Service Levels and Liquidated Damages).

4.5.6 Service Provider acknowledges and agrees that the application of any Liquidated Damages will be a one-time price adjustment (without a need to adjust the Fees reflected in Schedule C [Prices]) as a remedy for Service Provider’s failure to provide ALU with the quality and standard of Services as agreed upon in this MSA and/or the applicable SOW and Schedule F (Service Levels and Liquidated Damages). Service Provider acknowledges and agrees that Liquidated Damages are, therefore, not an estimate of the loss or damage suffered by ALU as a result of Service Provider’s failure to deliver the Services and/or to meet a Service Level.

4.6	Key Personnel and Restricted Resources

4.6.1 Prior to the Services Commencement Date, ALU shall identify Key Personnel to provide the Services through December 31, 2010 (the “Key Personnel Period”), which Key Personnel shall comprise no more than twenty percent (20%) of the Business Employees. Service Provider agrees that each such Key Personnel shall be dedicated to the provision of Services solely to ALU during the Key Personnel Period and shall not be assigned to provide similar services to any ALU Competitors during the Key Personnel Period and for ninety (90) days after the expiration of the Key Personnel Period.

4.6.2 Service Provider shall ensure that, subject to Section 4.6.1 and during the Key Personnel Period, no Key Personnel is removed from his or her specified role/assignment in the performance of Service Provider’s obligations under this MSA except where:

4.6.2.1 the individual Key Personnel resigns as an employee of Service Provider or any authorized Subcontractor;

4.6.2.2 the individual Key Personnel dies or becomes incapable of performing his or her duties as the result of illness or incapacitation;

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

4.6.2.3 the individual Key Personnel commits an offense, violates a law, violates a Service Provider or ALU company policy/code of conduct or does not meet the standards for employees, as defined in this MSA and/or a SOW, and as a result the appropriate disciplinary actions must be taken including, but not limited to, removal pursuant to the applicable Laws; or

4.6.2.4 ALU has given its prior written consent.

4.6.3 Prior to Service Provider removing any individual Key Personnel in accordance with Section 4.6.2 or appointing any new individual as a Key Personnel, Service Provider shall:

4.6.3.1 notify ALU of the proposed appointment or removal;

4.6.3.2 pursuant to any applicable laws and for any new appointment, provide ALU with a curriculum vitae of the proposed individual and discuss the proposed position with ALU;

4.6.3.3 for any removal or new appointment, provide ALU with such information and/or explanation as ALU requests, pursuant to applicable Laws, in relationship to the proposed appointment; and

4.6.3.4 in the case of an appointment, permit ALU, upon written request, to interview the proposed candidate for appointment.

4.6.4 Notwithstanding any section herein and subject to applicable Laws, ALU may, by written request, require Service Provider to remove or replace Key Personnel.

4.6.5 In the event Service Provider is permitted to replace a Key Personnel pursuant to this Section, Service Provider shall ensure that any replacement that is acceptable to ALU is appointed as soon as practicable, that there is an efficient, timely and effective transition and transition period, given the applicable circumstances, and that any adverse impacts of the change on performance of Service Provider’s obligations under this MSA and/or the SOW are minimized. The replacement of a Key Personnel under this Section shall be carried out in accordance with Section 4.6.3.

4.6.6 *****

4.7	Other Available Remedies

Service Provider acknowledges and agrees that Liquidated Damages shall not be ALU’s sole or exclusive remedy as such relates to breach of this MSA, any failure by Service Provider to meet the Service Levels or failure to perform under this MSA by Service Provider. ALU shall not be precluded from claiming general damages should Liquidated Damages not fully compensate ALU for its recoverable losses; provided, however, Service Provider shall be granted a credit for any Liquidated Damages already paid to ALU relating to the Dispute against any damages awarded to ALU pursuant to such Dispute under this MSA.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

5. PRICES, INVOICING AND PAYMENT, PASS THROUGH EXPENSES,

TAXES AND BENCHMARKING

5.1	Prices, Invoicing, and Payment

5.1.1 Fees and discounts shall be as shown in Schedule C (Prices) or the applicable SOW. Such Fees are to be paid by ALU for the Services acquired under this MSA during the Term. Any changes to such Fees and/or discounts shall be as provided below. Unless otherwise expressly provided in this MSA, the prices for the Services shall not increase during the Term of this MSA.

5.1.2 Service Provider shall submit all invoices for ALU payment to ALU for review, coding and approval within sixty (60) days of the completion or acceptance of the related Services, whichever is later; invoices submitted after such date will not be paid; provided, however, Servicer Provider may submit invoices as provided in Schedule C (Prices) relating to the Committed Resource Price if Service Provider otherwise complies with the terms and conditions of that Schedule. All invoices shall be in a form acceptable to ALU and must contain, at a minimum, (i) Service Provider’s name, complete remittance address information and taxpayer identification number; (ii) an invoice date; (iii) a description of the specific Purchase Order, as applicable, along with the Purchase Order number; (iv) a description including, as applicable, serial number, price and quantity for materials and Services invoiced (which requirement can be satisfied by the attachment of a copy of the applicable invoice and/or packing slip with deficiencies noted); (v) applicable deductions for credits due, if any; (vi) an itemization of all applicable sales or use taxes due in connection with such invoice; and (vii) other substantiating documentation or information as required by ALU, including lien waivers and releases for itself and each of its Subcontractors and suppliers and operator verification, as applicable. Service Provider shall state on each invoice, “All applicable sales and use taxes associated with the Services are the responsibility of Service Provider to collect and pay on behalf of ALU and have been included in the total price on this invoice.”

5.1.3 Payment of undisputed invoices, including applicable sales and use taxes, shall be made by ALU sixty (60) days from the date the invoice is received by ALU. Service Provider shall timely pay all bills for labor and materials performed and furnished by others in connection with the Services. If ALU, in good faith, disputes any Fee or other invoiced amount, it will notify Service Provider of the nature of such Disputed Fees. *****. If ALU has already paid Service Provider the Disputed Fees, then ALU has the right to withhold an amount equal to the amount of the Disputed Fees from outstanding invoices pending resolution of the dispute. Service Provider will continue to provide Services during such Dispute. No failure by ALU to identify a Disputed Fee or other invoiced amount prior to payment of invoices or any other amount will

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

limit or waive any of ALU’s rights or remedies with respect thereto, including its right to withhold such Disputed Fees or amounts from subsequent payments due to Service Provider. The withholding of Disputed Fees and other invoiced amounts in accordance with this section will not be considered a basis for monetary or other default or other grounds for non-performance or termination by Service Provider under this MSA. Except as set forth in this Section 5.4.2, all Disputes concerning the accuracy or applicability of any Fee or other invoiced amount will be resolved as set forth in Section 17.2.

5.1.4 If required by an applicable ALU customer, Service Provider shall furnish a performance and payment bond covering the performance of the Services under this MSA or the applicable Purchase Order. Such bond shall be in the form and in such reasonable amount with a surety reasonably satisfactory to the applicable ALU customer. To the extent that a performance or payment bond is required, Service Provider may include the actual cost of any such bond in its bid to ALU and may submit an invoice, which ALU shall pay, for such bond in accordance with the applicable SOW, Net New Business Agreement, or similar agreement.

5.1.5 Service Provider shall submit invoices to ALU in accordance with this Article 5, Schedule C (Prices), and the Billing Instructions attached hereto as Schedule G (Billing Instructions). If Service Provider fails to conform to these requirements, ALU may reject the invoice. Unless otherwise provided in a Purchase Order and agreed upon by Service Provider, invoices shall be paid electronically by ALU to the banking institution/account number provided by Service Provider. In the event of a change of banking institutions and/or account numbers, Service Provider shall provide ALU sixty (60) days prior written notice. ALU will have no liability for payments made to institutions and/or accounts that are due to Service Provider’s failure to provide the correct information in a timely manner.

5.1.6 Subject to the terms and conditions of this MSA, in the event Service Provider owes money or is otherwise obligated to make payments to ALU, ALU will advise Service Provider, and Service Provider will promptly pay such amount within thirty (30) days from such notice. In the event that Service Provider has not made such payment within the thirty (30) days, the Parties will submit the dispute to the Dispute Resolution Process described in Section 17.2.

5.2	Pass-Through Expenses

Service Provider shall promptly provide ALU with the original third-party invoice for any Pass-Through Expense, together with a statement that Service Provider has reviewed the invoiced charges and made a determination of which charges are proper and valid and should be paid by ALU. Pass-Through Expenses shall not be payable by ALU unless set forth in Schedule C (Prices) or an SOW, which ALU shall pay without markup.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

5.3	Travel and Living Expenses

In order to qualify for reimbursement, Service Provider’s travel and living expenses must conform to the requirements set forth in Schedule Q (Service Provider’s Travel and Living Expenses); provided, however, that no travel and living expenses already included in Schedule C (Prices) may be compensated under this Section 5.3.

5.4	Taxes

ALU shall deliver to Service Provider tax exemption information upon request for those Services that are exempt from tax. For Services that are not tax exempt, Service Provider shall pay, on ALU’s behalf, any and all foreign, federal, state or local sales, use or excise taxes, duties, fees or similar charges imposed upon the performance of those Services, except as otherwise required by applicable law or provided in this MSA. Service Provider shall invoice ALU for any such taxes Service Provider pays on ALU’s behalf, as provided in Section 5.1.3, which ALU shall pay. ALU shall not have any liability for any other expenses or amounts unless otherwise provided for herein or approved in advance, in writing, by a duly authorized representative of ALU.

5.5	Costs and Expenses

*****

5.6	Benchmarking

The Parties will implement the Benchmarking Process as provided in Schedule H (Benchmarking).

5.7	Proration

Unless otherwise specified herein (including the SOWs), all monthly Fees or other periodic fees under this MSA are to be calculated on a thirty (30) day month basis and will be prorated for any partial month.

5.8	Equitable Pricing

5.8.1 The Fees invoiced by Service Provider to ALU for Services under this MSA shall be no greater than those invoiced by Service Provider to any other Service Provider customer or party for services similar to the Services. Service Provider shall certify compliance with this Section 5.8.1 once per calendar quarter for prices charged by Service Provider to its other customers during that quarter by means of a written certificate signed by an officer of Service Provider or such officer’s designee.

5.8.2 ALU shall have the right, at its expense, to audit all of the books and records of Service Provider pertaining to billing of ALU for the Services to ascertain compliance with Section 5.8.1, such audit to take place during normal business hours, with reasonable prior notice and no more frequently than once per calendar quarter. At ALU’s request, but not more frequently than

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

once each calendar year, an audit of reasonable scope by an independent auditing firm may be arranged by the Parties to determine compliance with the above section. In the event such audit reveals that Service Provider has not materially complied with the provisions of Section 5.8.1, Service Provider shall bear the costs of such audit. In the event such audit reveals that Service Provider has materially complied with the provisions of Section 5.8.1, ALU shall bear the costs of such audit.

5.8.3 In the event that, as a result of the aforementioned audit, Service Provider is found to be non-compliant, Service Provider will provide such lower rate(s) to ALU for the affected Service(s) effective as of the date such other customer or party had contracted with Service Provider at such lower rate(s). As applicable, Service Provider shall refund to ALU all excess amounts paid by it, such payment to be made within thirty (30) days of ALU’s demand.

6. EFFECTIVE DATE AND SERVICES TRANSITION

6.1	Effectiveness of MSA

6.1.1 Upon satisfaction of the following conditions precedent, the MSA shall become effective (“MSA Effective Date”):

6.1.1.1 Execution of the MSA by duly authorized representatives of both Parties, and

6.1.1.2 Service Provider shall have secured the issuance of the SBLC upon the terms and in the form required by Section 9.6, infra; and

6.1.1.3 Service Provider shall have closed a committed credit facility, or shall have secured additional availability within the existing PNC Credit Facility (hereinafter defined), such that Service Provider has committed and available debt financing in a cumulative original principal amount of not less than *****; and

6.1.1.4 Service Provider shall have delivered to ALU each of the MSA Financial Reports (hereinafter defined) most recently delivered to the Agent of the PNC Credit Facility; and

6.1.1.5 There shall not be an existing “Default” or “Event of Default” under the PNC Credit Facility (as such terms are defined therein). In the event that any of the foregoing conditions precedent are not satisfied on or before October 31, 2009, then the MSA shall not become effective and the provisions of Section 6.3 shall apply.

6.1.2 In the event that any of the foregoing conditions precedent are not satisfied on or before October 31, 2009, then the MSA shall not become effective and the provisions of Section 6.3 shall apply.

6.2	Transition Projects

6.2.1 Once the MSA becomes effective, each Party shall perform its respective obligations for the transition of the Services, as set forth in Schedule I (DRAFT Transition Project Plan), which incorporates the terms and conditions of this MSA by reference hereof, in order to complete the Transition of the Services on or before the Services Commencement Date. For the purpose of clarification, Schedule I (DRAFT Transition Project Plan) may be updated and revised by mutual agreement of the Parties, and a final Transition Project Plan shall be agreed upon by the Parties in writing and incorporated into this MSA on or before the Services Commencement Date.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

6.2.2 Notwithstanding the aforementioned, each Party shall take all reasonable steps to secure the effective and orderly transition of the responsibility for provision of the Services, from ALU (and/or any applicable third parties providing services thereto) to Service Provider.

6.3	Reversal of Transition Projects

6.3.1 In the event the MSA does not become effective, as set forth in Section 6.1, the Parties shall take such reasonable steps as are necessary to reverse the steps taken in accordance with Schedule I (DRAFT Transition Project Plan) in order to return the responsibility for provision of the Services to ALU (and/or any applicable third parties providing services thereto) in an orderly fashion so as to minimize the impact of such reversal on ALU’s customers.

6.3.2 The Parties acknowledge that, upon completion of the reversal described in Section 6.3.1, all information theretofore disclosed by one to the other shall be governed by the terms and conditions of the Agreement of Disclosure and Confidential Information between them dated May 21, 2009, and the Parties shall have no liability or responsibility to one another under the MSA.

7. CONFIDENTIAL INFORMATION, DATA PRIVACY AND SECURITY,

AND INTELLECTUAL PROPERTY RIGHTS

7.1	Safeguarding Data

Service Provider shall comply with all applicable privacy and data protection Laws, as well as with the terms and conditions of the Information Security Requirements set forth in Schedule J (Information Security Requirements). Service Provider shall implement the Information Security Requirements as set forth in Schedule I (DRAFT Transition Project Plan), which may be amended from time to time; provided, however, that Service Provider’s requirements regarding implementation of the Information Security Requirements shall be no less than those stated in the original Schedule I (DRAFT Transition Project Plan). ALU shall comply with all applicable privacy and data protection Laws including those relating to processing, collecting, reading, viewing, managing, transferring, using and/or storing Service Provider’s personally identifiable data.

7.2	Confidential Information

7.2.1 The Party receiving any Confidential Information of the other Party shall take the steps as further defined hereunder to maintain the security and confidentiality of such Confidential Information. Each Party, when receiving Confidential Information from the other Party, further agrees that it will not disclose the disclosing party’s information to third parties except as otherwise provided below and further agrees as follows:

7.2.1.1 to take steps no less rigorous than those taken to protect its own Confidential Information of a similar nature to prevent any disclosure of the disclosing Party’s Confidential Information to unauthorized employees and third parties;

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

7.2.1.2 to use and reproduce the disclosing Party’s Confidential Information only to the extent necessary to permit the receiving Party to meet its obligations or exercise its rights under this MSA;

7.2.1.3 to notify the disclosing Party immediately if the disclosing Party’s Confidential Information is disclosed in violation of the provisions of this Section 7.2 or is otherwise lost or unaccounted for; and

7.2.1.4 to limit disclosure of the disclosing Party’s Confidential Information to those of the receiving Party’s Affiliates, directors, officers, employees, third-party vendors, consultants and Subcontractors who have a “need to know” such information in connection with the receiving Party’s performance of its obligations or exercise of its rights under this MSA; provided, however, that any such person or entity who is not one of the receiving Party’s Affiliates, directors, officers or employees shall not be a competitor of the disclosing Party and shall have first executed a nondisclosure agreement reasonably satisfactory to the other Party governing the treatment of such information.

7.2.2 Information of a Party will not be considered Confidential Information under this MSA if such information:

7.2.2.1 was already rightfully known by the receiving Party at the time it was obtained thereby, free from any obligation to keep such information confidential;

7.2.2.2 is in or falls into the public domain through no wrongful act, fault or omission by the receiving Party;

7.2.2.3 is rightfully received by the receiving Party from a third party without restriction and without breach of this MSA; or

7.2.2.4 is developed by the receiving Party independently of and without access to or use or benefit of any Confidential Information of the disclosing Party.

7.2.3	Third-Party Confidential Information

A Party may, to the extent necessary for it to meet its obligations or exercise its rights, disclose Confidential Information of a third party to the other Party, and such receiving Party is obligated to protect such Confidential Information to the same extent to which the receiving Party is required to protect the disclosing Party’s Confidential Information hereunder.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

7.2.4	Return or Destruction of Confidential Information

Upon the expiration or termination of this MSA, or upon the request of the disclosing Party for return of any tangible embodiments of all or any portion of its Confidential Information (which the receiving Party does not then require to perform its obligations hereunder), the receiving Party shall promptly return the Confidential Information of the disclosing Party (whether in hard copy, diskette or any other electronic form, and including any copies, extracts, descriptions and summaries thereof) or, with the disclosing Party’s written consent, the receiving Party shall promptly use all reasonable efforts to destroy it (including any copies, extracts, descriptions and summaries thereof) and will further provide the disclosing Party with written certification of destruction.

7.2.5	Confidential Information Waivers

Either Party may request, in writing, that the other Party waive all, or any portion, of the requesting Party’s responsibilities relative to the other Party’s Confidential Information. Such request shall identify the affected Confidential Information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time, and if, in its sole discretion, it determines to grant the requested waiver, it shall do so in a written instrument signed by an employee authorized to grant such request.

7.2.6	Required Disclosure

Notwithstanding anything to the contrary in this Article 6, if the receiving Party of any Confidential Information learns that it is or may be required, by applicable court order, Law or regulation, to disclose any Confidential Information, then such receiving Party shall (i) attempt to obtain a protective order or other appropriate relief in lieu of disclosing such Confidential Information; (ii) as promptly as possible, after learning of a possible disclosure requirement, and in any case prior to making disclosure, notify the disclosing Party of the disclosure requirement so that the disclosing Party may seek a protective order or other appropriate relief; (iii) provide such cooperation and assistance as the disclosing Party may reasonably request in any effort by the disclosing Party to obtain such relief; and (iv) take reasonable steps to limit the amount of Confidential Information so disclosed and to protect its confidentiality.

7.2.7	Confidential Information Designated Read-Only

In addition to being treated as Confidential Information, certain ALU Software or Third-Party Software may be designated by ALU as “read-only.” ALU agrees to keep such designation to a minimum and avoid designating any software as “read-only” if such designation would interfere with Service Provider providing the Services. In such event, only authorized employees of Service Provider shall have access to same, and Service Provider agrees that no printed copies of the screens or images generated by such read-only ALU Software or Third-Party Software may be made. Service Provider will treat the format, process of accessing and content of the information on the screen as Confidential Information of ALU or the applicable third party.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

7.3	Third-Party Software and Other Materials

7.3.1 During the Term, the Parties agree that it will be necessary for Service Provider to use certain Third-Party Software and/or Third-Party Materials (collectively “ALU Provided Third-Party Licensed Materials”) listed on Schedule K (Licensed, Loaned and Shared Assets) (which Schedule K may be amended, from time to time, by the Operations Committee) in order to provide the Services. In furtherance thereof:

7.3.1.1 To the extent permitted by the license terms applicable to the ALU Provided Third-Party Licensed Materials, ALU will grant, or cause its Affiliates and/or third-parties to grant to Service Provider, a non-exclusive, royalty-free sublicense to use the ALU Provided Third-Party Licensed Materials during the Term solely to provide Services.

7.3.1.2 If a sublicense cannot be granted pursuant to Section 7.3.1.1, ALU will, to the extent permitted by the license terms applicable to the ALU Provided Third-Party Licensed Materials, allow Service Provider to access and use the ALU Provided Third-Party Licensed Materials during the Term solely to provide Services.

7.3.1.3 In the event that it is determined that ALU does not have the right to grant a sublicense in accordance with Section 7.3.1.1 or to allow access in accordance with Section 7.3.1.2, then ALU shall use commercially reasonable efforts to provide a solution that does not interfere with the Service Provider’s provision of Services. In the event that ALU is unable to provide such solution, the Parties shall utilize the governance process set forth in Schedule L (Governance) to address the matter.

7.3.1.4 Unless otherwise agreed, ALU shall be responsible for obtaining, at its own expense, maintenance for the ALU Provided Third-Party Licensed Materials sublicensed pursuant to Section 7.3.1.1 and for the ALU Provided Third-Party Licensed Materials to which access is provided pursuant to Section 7.3.1.1.

7.3.1.5 It is understood and agreed that ALU may continue to use the ALU Provided Third-Party Licensed Materials on a shared basis, and that use by Service Provider shall not interfere with the use by ALU.

7.3.1.6 In addition to complying with the obligations of this MSA, Service Provider agrees to comply with third-party imposed obligations applicable to its use of ALU Provided Third-Party Licensed Materials.

7.3.2 In connection with its responsibility to provide the Services, Service Provider may find it advantageous to obtain and provide other Third-Party Software or Third-Party Materials (not

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

listed on Schedule K (Licensed, Loaned and Shared Assets) (which Schedule K may be amended, from time to time, as necessary, by the Operations Committee to enable Service Provider to perform the Services) (collectively “Service Provider Provided Licensed Materials”) that are required in connection with Services. Service Provider shall (a) notify ALU in advance and furnish details regarding such Service Provider Provided Third-Party Licensed Materials, and (b) procure for ALU and for its customers, at its own expense, all rights necessary for the use thereof in order to provide the Services. Notwithstanding the immediately preceding sentence, ALU shall be responsible for purchasing any commercially available (off-the-shelf) Service Provider Provided Licensed Materials for itself or on behalf of its customers.

7.4	Ownership of Intellectual Property

7.4.1	Existing Intellectual Property

Except for the license granted in Section 7.5, all IPR in Intellectual Property existing prior to the MSA Effective Date of this MSA shall remain vested in the Party which owns such rights immediately prior to the MSA Effective Date (“Existing Intellectual Property”).

7.4.2	Newly Developed Intellectual Property

7.4.2.1 Except for the license granted in Section 7.5, and except as specifically provided in Section 7.4.2.4, all IPR in Intellectual Property created by Service Provider that are Minor or Major Modifications during the course of performance in accordance with this MSA, whether solely or jointly with one or more employees, Subcontractors, consultants or agents of ALU, shall be referred to as “Alcatel-Lucent Developments,” and shall be vested solely in Alcatel-Lucent. Service Provider shall not include any Open Source Software in any New Developments nor in any modifications made to ALU Licensed Materials or Third-Party Licensed Materials unless approved by ALU. Service Provider hereby assigns and agrees to assign to Alcatel-Lucent all right, title and interest in all Alcatel-Lucent Developments, including all of their Intellectual Property Rights in and to the Alcatel-Lucent Developments and any modifications, updates, new versions and/or derivative works created therefrom. The Parties consider as works made for hire all elements of the Alcatel-Lucent Development which qualify as such in accordance with applicable copyright laws.

7.4.2.2 Service Provider will disclose and furnish promptly to Alcatel-Lucent any and all enhancements, derivative works and/or modifications to the Alcatel-Lucent Development upon their creation, development, discovery, or acquisition, and such enhancements, derivative works and/or modifications to the Alcatel-Lucent Development shall be kept in confidence by Service Provider shall be used by Service Provider only as permitted in this MSA. Service Provider further will promptly execute all documents and take the actions reasonably needed or desirable to effect the assignments, licenses and rights in the

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

Alcatel-Lucent Development, including any enhancements, derivative works and/or modifications to same, on behalf of Alcatel-Lucent and to allow Alcatel-Lucent to file, secure, or maintain any Intellectual Property Rights in and to the Alcatel-Lucent Development, including any enhancements, derivative works and/or modifications to same.

7.4.2.3 Alcatel-Lucent may file patent applications or file for other protections for any Alcatel-Lucent Development, but shall not be required to file, secure, or maintain any such protections for the Alcatel-Lucent Development. The expenses for obtaining such protections for the Alcatel-Lucent Development shall be borne by Alcatel-Lucent.

7.4.2.4 Notwithstanding Section 7.4.2.1, all IPR in Intellectual Property independently created by Service Provider personnel without any involvement of Alcatel-Lucent personnel and without specific funding by ALU shall be owned by Service Provider and referred to as “Service Provider Developments.” For the avoidance of doubt, Intellectual Property created by Restricted Resources while they are providing Services shall be Alcatel-Lucent Developments, and shall not be considered to be Service Provider Developments. For the further avoidance of doubt, Intellectual Property created by Restricted Resources while they are not providing Services or otherwise being compensated by Alcatel-Lucent shall be Service Provider Developments, and shall not be considered Alcatel-Lucent Developments.

7.4.2.5 All ALU Data, regardless of the Party creating same, shall be deemed to be owned by ALU. Service Provider hereby assigns and agrees to assign and will cause its associates to assign to ALU all Intellectual Property Rights in any ALU Data including, to the extent permitted by Law, all of Service Provider’s and Service Provider’s associates’ Intellectual Property Rights in and to the ALU Data. Service Provider shall do all things reasonably necessary to confirm the ownership of the Intellectual Property Rights in and to the ALU Data, including executing or procuring the execution of documents or taking other reasonable actions as necessary to perfect ownership.

7.4.2.6 The Parties agree that this MSA is not a joint development agreement and there are no plans to jointly develop any Intellectual Property. Notwithstanding the aforementioned, Service Provider shall promptly notify Alcatel-Lucent if it believes that a joint invention has been made, or that other Intellectual Property has been jointly created, and provide a reasonable degree of details regarding same.

7.5	Licenses

7.5.1 ALU hereby grants, and will cause its Affiliates and subcontractors to grant, to Service Provider and its Affiliates, a non-sublicensable, non-transferable and non-assignable, non-exclusive, royalty free license and right to use, execute, reproduce, modify and create derivative works from (a) ALU Existing Intellectual Property listed on Schedule K (Licensed, Loaned and Shared Assets), and (b) Alcatel-Lucent Developments, solely in connection with performance of the Services.

7.5.1.1 The licenses and rights granted to Service Provider in Section 7.5.1 shall exist during the Term of this Agreement, shall be confined to North America, and shall not continue past any termination, expiration or cancellation of this MSA.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

7.5.2 In connection with its exercise of the right to modify and create derivative works granted in Section 7.5.1, Service Provider agrees that (a) it will notify ALU of any Minor Modification and (b) that it will not make any Major Modification without permission from ALU. In any event, Service Provider will promptly provide copies of both Minor Modifications and Major Modifications to ALU.

7.5.3 Service Provider hereby grants, and will cause its Affiliates and Subcontractors to grant to ALU and its Affiliates, a non-sublicensable, non-transferable and non-assignable, non-exclusive, royalty free license and right to use, execute, reproduce, modify and create derivative works from (i) Service Provider Developments and (ii) Service Provider Software and Service Provider Materials (collectively, “Service Provider Licensed Materials”) to perform services substantially similar to the Services. This license applies to Service Provider Licensed Materials irrespective of whether the Use made of same by Service Provider in providing the Services was in compliance with, or in breach of, this MSA.

7.5.3.1 The licenses and rights granted to ALU and its Affiliates in Section 7.5.3 shall exist during the Term of this Agreement, shall be confined to North America, and shall continue past any termination, expiration or cancellation of this MSA as follows:

7.5.3.1.1 If this MSA is terminated, cancelled or expires without any Event of Default by Service Provider or ALU, then (a) ALU may continue to use the Service Provider Licensed Materials to provide to itself or its customers services substantially similar to the Services, without the payment of any fee or royalty to Service Provider for one (1) year after the original or any extended Term of this Agreement, and (b) ALU may sublicense a Successor Service Provider to use the Essential Portion (as hereinafter defined) of the Service Provider Licensed Materials for a period of one (1) year following the date on which the MSA is terminated, canceled or expires, to provide services for ALU or its customers substantially similar to the Services, provided that ALU or such Successor Service Provider agrees to terms (including payment of a royalty) that are at least as favorable as the terms offered by Service Provider to others, but in no event less than on reasonable terms to be negotiated in good faith.

7.5.3.1.2 If this MSA is terminated due to an Event of Default by Service Provider, then (a) ALU may continue to use the Service Provider Licensed Materials to provide to itself or its customers services substantially similar to the Services without the payment of any

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

fee or royalty to Service Provider, and (b) ALU may sublicense a Successor Service Provider to use the Essential Portion (as hereinafter defined) of the Service Provider Licensed Materials to provide services similar to the Services, without the payment of any fee or royalty to Service Provider. As used herein, the “Essential Portion” of the Service Provider Licensed Materials means only that portion of the Service Provider Licensed Materials without which the services substantially similar to the Services can not be provided, and excludes any portion of the Service Provider Licensed Materials that is optional.

7.5.3.1.3 If this MSA is terminated due to any Event of Default by ALU, then (a) ALU may continue, for one (1) year after the original or any extended Term of this Agreement, to use the Service Provider Licensed Materials in order for ALU to provide services substantially similar to the Services, pursuant to terms (including payment of a royalty) that are at least as favorable as the terms offered by Service Provider to others, but in no event less than reasonable terms to be negotiated in good faith, and (b) ALU may sublicense a Successor Service Provider to use the Essential Portion of the Service Provider Licensed Materials for a period of one (1) year following the date on which the MSA is terminated, canceled or expires, to provide services for ALU or its customers substantially similar to the Services, provided that ALU or such Successor Service Provider agrees to terms (including payment of a royalty) that are at least as favorable as the terms offered by Service Provider to others, but in no event less than on reasonable terms to be negotiated in good faith.

7.5.4 The licenses granted under Sections 7.5.1 and 7.5.3 shall be effective as of the Services Commencement Date. Upon termination or expiration, Service Provider shall return all ALU Licensed Materials and the Third-Party Licensed Materials to ALU, and cease using same.

7.5.5 Notwithstanding Section 7.5., ALU and any Successor Service Provider shall not be liable to pay any license or maintenance fee for the Service Provider Licensed Materials in relation to any period which has been covered by any license or maintenance fees already paid to Service Provider for same, irrespective of whether that is a standard term in Service Provider’s most favorable pricing terms.

7.5.6 Unless otherwise specifically expressed herein, no other license under any patent, copyright, trademark, trade secret or any other intellectual property right is granted by one Party to the other or implied by this MSA. None of the technical or other information which may be disclosed or exchanged by the Parties shall constitute any representation, warranty, assurance, guarantee or inducement by either Party to the other of any kind, and, in particular, with respect to the non-infringement of patent or any other intellectual property rights, or other rights of third persons or of either Party.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

7.5.7 With respect to any and all licenses granted by ALU to Service Provider under Section 7.5, and with respect to any and all rights granted by ALU to Service Provider under Section 7.3.1, it is understood and agreed that Services shall in no event be deemed to include the manufacture or sale of any products, hardware or equipment nor the provision of any telecommunications services per se (i.e., voice and/or data services).

7.6	Publicity

Neither Party shall use the other Party’s name or the existence of this MSA or a Purchase Order in any advertisement, sales promotion, press release and/or other publicity matters without the prior written consent of the other Party.

7.7	Use of Trademark

Neither Party shall use Marks of the other Party during the Term of this MSA without the prior written consent of the Party to whom the Marks belong.

7.8	Use of ALU Identity

Service Provider shall not hold itself out to be ALU and shall not use ALU’s identity including, but not limited to, any ALU trade-name, trademark, logo or any other designation or drawing of ALU in any circumstances without ALU’s prior written consent.

7.9	IPR Infringement/Misappropriation Indemnification of ALU by Service Provider

7.9.1 In the event a third party approaches ALU, the ALU Indemnitees and/or an ALU customer(s) (the “IPR Indemnitees”) alleging that the Alcatel-Lucent Developments, the Service Provider Developments, the Service Provider Licensed Materials, the Service Provider Provided Third-Party Licensed Materials, and/or Services provided by Service Provider under this MSA infringe such third party’s IPR, Service Provider shall promptly:

7.9.1.1 Procure an irrevocable release for the IPR Indemnitees, free of cost to the IPR Indemnitees, from such alleged infringement claim(s) for past use; and

7.9.1.2 For continued use of the Software, Documentation and/or Services, subject to the infringement claim(s), do one of the following:

(i) Using commercially reasonable efforts, procure for the relevant IPR Indemnitees a worldwide royalty free license to continue to use the Software, Documentation, and/or Services and if unable to procure such right, or

(ii) Modify or replace the Software, Documentation, and/or Services so as to make them non-infringing to the satisfaction of such third party while retaining their form, fit and functionality.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

7.9.2 Where a third party has initiated a lawsuit or other similar proceeding (including the seeking of preliminary injunction) against the IPR Indemnitee(s) based on an allegation that the Software, Documentation, and/or Services infringe IPR of such third party, the relevant IPR Indemnitees shall notify Service Provider of such occurrence as soon as commercially reasonable and Service Provider shall assume and diligently conduct the defense of such lawsuit or other proceeding and pay all costs relating thereto, including attorney’s fees. If Service Provider fails to assume the defense within a period of thirty (30) days, the relevant IPR Indemnitees may conduct the defense and Service Provider shall reimburse the relevant IPR Indemnitees for the costs incurred (including reasonable attorney’s fees).

7.9.3 Any settlement of the lawsuit or other proceeding referred to in section 7.9.1 and 7.9.2 by Service Provider shall be subject to Service Provider taking, at its own expense and costs, the measures set out in sections 7.9.1.1 and 7.9.1.2. When defending or settling the claim, Service Provider shall refrain from making statements contrary to the IPR Indemnitees’ interests, and shall not enter into any settlement without ALU‘s consent if such settlement would require ALU or the concerned IPR Indemnitee to make any admissions, to undertake or refrain from taking any actions in the marketplace, or to make any payments.

7.9.4 In the event Service Provider is not successful in its defense, in whole or in part, in the lawsuit or other proceeding referred to in section 7.9.1 and 7.9.2, Service Provider shall:

(i) Reimburse the relevant IPR Indemnitees for any damages or costs awarded against the relevant IPR Indemnitees related to the past use that is found to be infringing;

(ii) Promptly take, at its own expense and costs, one of the actions as defined in Sections 7.9.1.1 and 7.9.1.2 to cease the infringement; and

(iii) Indemnify the relevant IPR Indemnitees for damages and losses incurred.

7.9.5 ALU shall, upon Service Provider’s written request and at the expense of Service Provider, provide reasonable assistance to Service Provider to support Service Provider in the settlement of and/or defense against the allegation, lawsuit or other proceeding referred to in section 7.9.1 and 7.9.2. In addition, Service Provider agrees to provide such reasonable assistance to ALU where ALU undertakes to conduct the defense as provided in Section 7.9.2.

7.9.6 Service Provider shall not be liable under Sections 7.9.1 to 7.9.5 where the allegation or claim of infringement is based solely on the unauthorized alteration or modification of the Software, Documentation, and/or Services which, but for such unauthorized modification or alteration, would not have been infringing.

7.9.7	ALU’s Affiliates and customers may only claim the benefits of this Section 7.9 through ALU.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

7.10	IPR Infringement/Misappropriation Indemnification of Service Provider by ALU

7.10.1 In the event a third party approaches Service Provider alleging that the ALU Existing Intellectual Property listed on Schedule K (Licensed, Loaned and Shared Assets) (which includes, but is not limited to, any Intellectual Property contained therein) or the ALU Provided Third-Party Licensed Materials infringe such third party’s IPR, ALU shall indemnify Service Provider in the same manner, and subject to the same exceptions, as set forth in Section 7.9. For the avoidance of doubt, the indemnification obligations imposed on ALU in this Section 7.10.1 shall not apply, and Service Provider shall indemnify ALU as set forth in Section 7.9: (a) if the ALU Existing Intellectual Property and/or the ALU Provided Third-Party Licensed Materials have been altered or modified by Service Provider (unless requested in writing by an authorized ALU representative of the Steering Committee), (b) if the ALU Existing Intellectual Property and/or the ALU Provided Third-Party Licensed Materials have been used in a manner not permitted by this MSA or by applicable license terms, or (c) if the claim of infringement is based upon the combination of the ALU Existing Intellectual Property or the ALU Provided Third-Party Licensed Materials with products or software not provided by ALU.

7.10.2 In the event that a claim for indemnification relating to Service Provider alleging that the ALU Provided Third-Party Licensed Materials is infringing such third party’s IPR, pursuant to Section 7.10.1, the Parties agree to use reasonable steps to obtain indemnification from the provider from which ALU obtained the ALU Provided Third-Party Licensed Materials and otherwise to assure that affected ALU customers continue to receive the Services. To the extent allowable by law, Service Provider shall be considered to be a third party beneficiary of any indemnification rights that ALU has with respect to such provider.

7.11	Equitable Relief

Each Party acknowledges and agrees that, in the event of a breach or threatened breach of any of the provisions in this Section 7, such Party may be irreparably harmed, may have no adequate remedy in damages and, accordingly, will be entitled to apply to any court of competent jurisdiction for an injunction or specific performance to prevent such breach or threatened breach; provided, however, that no specification of a particular legal or equitable remedy will be construed as a waiver, prohibition or limitation of any legal or equitable remedies in the event of a breach hereof.

7.12	Unauthorized Use

Each Party will notify the other Party promptly of any actual or attempted use or possession of any Confidential Information or developed intellectual property by any unauthorized person or entity which may become known to it and will cooperate with the other Party in any investigation or action against any such persons or entities.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

8. REPRESENTATIONS AND WARRANTIES

Service Provider and ALU hereby make the following representations, warranties, and covenants:

8.1	Services Warranty

All Services to be provided hereunder will be performed in a diligent, professional, and workmanlike manner in good faith and according to Good Industry Practices. The Services provided under this MSA shall be warranted for a period of twelve (12) months following the satisfactory completion of the applicable Services under each SOW or Purchase Order.

8.2	Maintenance

Each Party will maintain its equipment and Software used in performance of the Services so that they operate in accordance with their specifications, including (i) maintaining equipment in good operating condition; (ii) undertaking repairs and preventive maintenance in accordance applicable manufacturer’s recommendations; and (iii) performing Software maintenance in accordance with the applicable Software vendor’s documentation as needed to meet the requirements for the Services set forth in the MSA.

8.3	Efficiency and Cost Effectiveness

Service Provider will use commercially reasonable efforts to perform the Services efficiently and in a cost-effective manner.

8.4	By Service Provider

8.4.1 Service Provider is a corporation validly existing and in good standing under the Laws of the State of Texas.

8.4.2 Service Provider has all requisite corporate power and authority to execute, deliver, and perform its obligations under this MSA.

8.4.3 The execution, delivery, and performance of this MSA by Service Provider have been duly authorized by Service Provider, and no additional corporate authorization or action on its part is required in connection with the execution, delivery, or performance by Service Provider of this MSA or the consummation by Service Provider of the transactions contemplated hereby.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

8.4.4 This MSA has been duly and validly executed and delivered by Service Provider and constitutes a legal, valid, and binding obligation of Service Provider enforceable against Service Provider in accordance with its terms.

8.4.5 No approval, authorization or consent of any governmental or Regulatory Authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this MSA.

8.4.6 Except as permitted under this MSA, it has not disclosed any Confidential Information of ALU obtained by it in connection with this MSA.

8.4.7 Service Provider represents and warrants that it has no agreement in place which would require Service Provider to disclose to any third party the processes or technologies employed by or on behalf of ALU or would make such third party a third-party beneficiary under this MSA.

8.4.8 Service Provider will not knowingly introduce a Virus or allow a Virus to be introduced into the systems used to provide the Services. If a Virus is found to have been introduced into the systems used to provide the Services, without limiting ALU’s other rights and remedies, Service Provider will, at no additional charge, use commercially reasonable efforts (i) to eradicate the Virus and reverse its effects and (ii) if the Virus causes a loss of data or operational efficiency, to mitigate and reverse such losses. Service Provider represents, warrants and covenants that, in the course of providing the Services, it will not knowingly insert into Software, or invoke, any code that would have the effect of disabling or otherwise shutting down all or any portion of the Services. If any Software used in providing the Services contains any disabling code, Service Provider will not invoke such code.

8.5	By ALU

8.5.1 ALU is a corporation validly existing and in good standing under the Laws of the State of Delaware.

8.5.2 ALU has all requisite corporate power and authority to execute and deliver this MSA.

8.5.3 The execution and delivery of this MSA by ALU have been duly authorized by the parent company, and no additional corporate authorization or action on its part is required in connection with the execution and delivery by ALU of this MSA or the consummation by ALU of the transactions contemplated hereby.

8.5.4 This MSA has been duly and validly executed and delivered by ALU and, upon issuance of a Purchase Order and SOW, shall constitute a legal, valid, and binding obligation of ALU, which shall be enforceable against ALU in accordance with the terms and conditions of this MSA.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

8.5.5 No approval, authorization or consent of any governmental or Regulatory Authority is required to be obtained or made by it in order for it to enter into this MSA.

8.5.6 Except as permitted under this MSA, it has not disclosed any Confidential Information of Service Provider obtained by it in connection with this MSA.

8.5.7 ALU will not knowingly introduce a Virus or allow a Virus to be introduced into the systems used to provide the Services. If a Virus is found to have been introduced into the systems used to provide the Services, without limiting Service Provider’s other rights and remedies, ALU will, at no additional charge, use commercially reasonable efforts (i) to eradicate the Virus and reverse its effects and (ii) if the Virus causes a loss of data or operational efficiency, to mitigate and reverse such losses. ALU represents, warrants, and covenants that, in the course of providing the Services, it will not knowingly insert into Software, or invoke, any code that would have the effect of disabling or otherwise shutting down all or any portion of the Services. If any Software used in providing the Services contains any disabling code, ALU will not invoke such code.

8.5.8 ALU has not received any claim from a third party alleging that the ALU Existing Intellectual Property listed on Schedule K (Licensed, Loaned and Shared Assets) or ALU Provided Third-Party Licensed Materials provided by ALU in accordance with Section 7.3.1 infringe such third party’s IPR. In the event of any breach of this representation, the provisions of sections 7.10 and 7.11 shall be Service Provider’s sole and exclusive remedy.

8.6	Warranties of a Continuing Nature

Each of the representations, warranties and covenants in Sections 8.1, 8.2, 8.3, 8.4.6, 8.4.8, 8.5.6 and 8.5.7 shall be of a continuing nature throughout the Term and thereafter for as long as any Services under this MSA remain to be performed after the expiration or termination of this MSA.

8.7	Disclaimer

OTHER THAN AS PROVIDED IN THE MSA, THERE ARE NO EXPRESS WARRANTIES AND THERE ARE NO IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9. OBLIGATIONS AND COVENANTS OF THE PARTIES

9.1	Governance

9.1.1 The Parties will use all reasonable efforts to focus communications with each other with respect to this MSA, each SOW, and/or Purchase Order through their respective Project Directors identified therein. Each Party may change a Project Director upon notice to the other.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

Each Party’s Project Directors may delegate its authority wholly or in part to other employees of that Party, but must give the other Party a reasonable description of the delegation, the goal being to facilitate efficient and authorized communication.

9.1.2 The Parties shall have the rights and obligations allocated to them in relation to governance and contract management as set out in Schedule L (Governance).

9.2	Permits

Except as otherwise expressly contemplated by this MSA, Service Provider will be responsible, as part of the Services, for obtaining all Permits reasonably required for performance of the Services and will take all lawful steps necessary to maintain such Permits during the term of this MSA. Service Provider will have financial responsibility for, and will pay, all fees and taxes associated with obtaining such Permits. It shall be the responsibility of ALU to obtain any other permits that are customarily the responsibility of a customer.

9.3	Compliance with Laws

9.3.1 Each Party and its respective agents and affiliates shall, and shall cause their respective employees to, comply at their own expense with all applicable Laws including, as applicable, but not limited to: (a) anti-bribery and records keeping Laws, conventions and/or directives of each country in which such party conducts business as it relates to this MSA including, but not limited to, the U.S. Foreign Corrupt Practices Act, the Organization for Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials and the Organization of American States convention bilateral anti-corruption treaty (also known as the Inter-American Convention Against Corruption), including but not limited to offering of payment or transfer of anything of value as defined in the U.S. Foreign Corrupt Practices Act and other Laws implementing the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; (b) all applicable export Laws and regulations of the United States of America; and (c) all applicable privacy and data protection Laws, including, but not limited to, all applicable local, national and/or international laws, ordinances, regulations, directives and codes related to the collection, use, accessing, transferring, transporting and protection of personal data. The Parties acknowledge that hardware, software and technical information (including, but not limited to, services and training) provided hereunder are subject to U.S. export laws and regulations and any use or transfer of such hardware, software or technical information must be authorized under those laws and regulations. The Parties agree not to use, distribute, transfer, or transmit the hardware, software, or technical information except in compliance with U.S. export regulations. If requested by ALU, Service Provider will sign written assurances and other export-related documents as may be required for ALU to comply with U.S. export regulations.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

9.3.2 In addition, each Party and its respective agents and affiliates shall, and each shall cause its respective employees to, comply at their own expense with all applicable Laws of countries in which the Parties conduct business as they relate to the Universal Declaration of Human Rights, child labor, privacy and data protection, criminal reporting, environmental protection, health and safety or any similar Laws including, but not limited to, identifying and filing or purchasing (as applicable) any and all required permits, certificates, licenses, insurance, approvals and inspections required in performance of its obligations under this MSA, SOWs and/or Purchase Orders.

9.3.3 Each Party shall comply with such Laws as may be applicable to, but not limited to, the place of performance of Services.

9.3.4 Service Provider agrees to use commercially reasonable efforts to have in place systems and processes that support ALU systems and processes required for compliance with the Sarbanes–Oxley Act of 2002, as it may be revised from time to time.

9.3.5 Service Provider shall provide the Services and perform its other obligations in accordance with all of ALU’s policies as provided by ALU to Service Provider in writing, from time to time.

9.3.6 In addition to the foregoing, Service Provider agrees to comply with all of the requirements set forth on Schedule M (NSA Compliance Requirements) hereto.

9.4	Audit Rights and Remedies

9.4.1	Financial Audit

Service Provider shall maintain accurate and complete records including a physical inventory, if applicable, of all costs incurred and Fees charged under this MSA that may affect all amounts billable and payments made or to be made by ALU and all hours of direct labor employees engaged in work for which payment under this MSA or as specified in Schedule C (Prices) is to be computed on the basis of actual hours worked, at a fixed rate per hour or other unit of time under this MSA. These records shall be maintained in accordance with recognized commercial accounting practices so they may be readily audited and shall be held until prices (not to include Service Provider cost data) have been finally determined under this MSA and payment or final adjustment of payment, as the case may be, has been made. Service Provider shall permit ALU and/or ALU’s representative to examine and audit these records and all supporting records at all reasonable times. Audits shall be made not later than three (3) calendar year(s) after the (a) sixtieth (60th) day following completion of Services rendered or (b) three (3) calendar year(s) after the expiration or termination date of this MSA, whichever is later. If an audit reveals over-billing on the part of Service Provider, Service Provider shall promptly reimburse ALU for such over-billing. If an audit reveals under-billing on the part of Service Provider, Service Provider shall promptly invoice ALU for such under-billing. Service Provider shall be responsible for the cost of any audit that reveals a pattern of over-billing by Service Provider.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

9.4.2	Security Audit

Service Provider shall perform, at its own expense, a security audit no less frequently than annually. This audit shall test the compliance with the agreed-upon security standards and procedures. If the audit shows any matter that may adversely affect ALU, Service Provider shall disclose such matter to ALU and provide a detailed plan to remedy such matter. If the audit does not show any matter that may adversely affect ALU, Service Provider shall provide the audit or a reasonable summary thereof to ALU. Any such summary may be limited to the extent necessary to avoid a breach of Service Provider’s security by virtue of providing such summary. ALU may use a third party or its own internal staff for an independent audit or to monitor the Service Provider audit. If ALU chooses to conduct its own security audit, such audit shall be at its own expense. Service Provider shall promptly correct any deficiency found in a security audit.

9.4.3	Services Audit

Service Provider shall perform, at its own expense, an audit of Service Provider’s performance of the Services no less frequently than annually. This audit shall test the compliance of the Service Provider’s performance of the Services with this MSA. If the audit shows any matter that may adversely affect ALU, Service Provider shall disclose such matter to ALU and provide a detailed plan to remedy such matter. If the audit does not show any matter that may adversely affect ALU, Service Provider shall provide the audit or a reasonable summary thereof to ALU. ALU may use a third party or its own internal staff for an independent audit or to monitor the Service Provider audit. If ALU chooses to conduct its own audit of Service Provider’s performance of the Services, such audit shall be at its own expense. The Business Employees shall provide reasonable assistance to ALU in preparation for, and response to, ALU’s ISO and TL9000 audits, and shall keep abreast of training requirements for auditing. Additionally, Service Provider will review the ALU Quality Management program with designated ALU quality coordinators on a semi-annual basis.

9.4.4	Records Retention

Unless otherwise provided by Law, until the latest of: (i) seven (7) years from the generation of each record or document; (ii) the point at which all pending matters relating to this MSA (e.g., Disputes) are closed; and (iii) the point at which retention of records is no longer required to meet ALU records retention policy, as such policy may be adjusted from time to time; Service Provider shall maintain and provide access upon request to the records, documents and other information required to meet ALU’s audit rights under this MSA. The foregoing record retention requirements shall not apply to records, documents and other information that previously have been delivered to ALU. During any applicable retention period, provided Service Provider has not already delivered such records to ALU, before destroying or otherwise disposing of such information that is otherwise required to be retained, Service Provider shall

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

provide ALU with sixty (60) days prior written notice and offer ALU, at ALU’s expense, the opportunity to either recover such information or request Service Provider to deliver such information to ALU.

9.4.5	Auditing Warranty

Service Provider warrants and represents that there is no legal or regulatory impediment or any other restriction of any kind imposed upon Service Provider or any Subcontractor that would prevent ALU or its representatives from accessing any of Service Provider’s or its Subcontractor’s sites to carry out audits in accordance with this Section 9.4. This warranty shall be of a continuing nature, and shall be deemed to have been repeated on each day throughout the Term and thereafter for as long as any Services under this MSA remain to be performed after the expiration or termination of this MSA.

9.4.6	Auditing and Review Results and Reports

Service Provider will promptly make the results of any reports and/or results from reviews or audits conducted by Service Provider, its Affiliates or their respective subcontractors, agents or representatives (including internal and external auditors), relating to Service Provider’s operating practices and procedures to ALU to the extent relevant to (i) the Services or (ii) the business and/or operations of ALU.

9.4.7	Remedies

If an audit reveals an overcharge or any other Services, system, process, policy and/or procedure deficiency, Service Provider shall: (i) for financial audit deficiencies, promptly refund such overcharge to ALU; and (ii) for Services, system, process, policy and/or procedure deficiencies, promptly remedy the deficiency, and where the deficiency cannot be promptly remedied, the Parties shall mutually agree upon a remediation plan that will outline the steps Service Provider will take to remedy the deficiency depending on the nature of that deficiency.

9.5	Financial Reporting and Certificates

With reference to that certain “Revolving Credit and Security Agreement” among PNC Bank, National Association (and the “Lenders” identified thereunder) and Goodman Networks Incorporated, dated June 24, 2009 (the “PNC Credit Facility”), Service Provider shall deliver to ALU simultaneously with the delivery to, and in the same form and content as delivered to, the “Agent” (as defined in the PNC Credit Facility), each “Compliance Certificate” (as defined by the PNC Credit Facility) and all notifications, reports, certificates, statements and information required by Sections 6.3, 9.2 (only with respect to the Borrowing Base Certificate deliverable), 9.5, 9.7, 9.8, 9.9. 9.10, 9.11, 9.12 and 9.13 of the PNC Credit Facility, as said Sections may be amended from time to time (cumulatively, the “MSA Financial Reports”).

9.6	Credit Enhancement Undertaking

*****

9.7	Legal Status

Service Provider shall not: (a) without providing at least thirty (30) days prior written notice to ALU, change its name or its mailing address or organizational identification number if it has one, and (b) change its type of organization, jurisdiction of organization or other legal structure. Service Provider shall give ALU notice of any change in Control of Service Provider as soon as practicable (taking into account any restrictions imposed by applicable Law) and, in any event, within thirty (30) days after the change.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

9.8	Real Estate License; Service Sites

Prior to or at the time of signing this MSA, the Parties shall enter into a Real Estate License, in form and substance substantially similar to that attached hereto as Schedule N-1 (Real Estate License of ALU-Leased Premises) or Schedule N-2 (Real Estate License of ALU-Owned Premises), as applicable, with respect to each ALU facility in which a Business Employee will continue to be located. (i) Upon expiration or termination of a Primary Lease (as described in Schedule N-1 [Real Estate License of ALU-Leased Premises]), (ii) in the event ALU vacates or sells any Premises (as described in Schedule N-2 [Real Estate License of ALU-Owned Premises]), or (iii) if the Parties otherwise agree to do so, the Parties shall discuss options for relocation of Service Provider personnel through the Governance process set forth on Schedule L (Governance) and pricing for such relocation shall be handled in accordance with Section 6.7 of Schedule C (Prices).

9.9	Unauthorized Access

9.9.1 In the event Service Provider discovers or is notified of a material breach or potential material breach of security involving the Services (including any failure to comply with the requirements under Schedule M (NSA Compliance Requirements), Service Provider will promptly notify ALU and will cooperate fully with ALU in any investigation or action relating to such breach or potential breach.

9.9.2 In the event Service Provider discovers or is notified that personnel of Service Provider or its Affiliates or Subcontractors providing Services hereunder are, were, or have been involved in unauthorized or illegal activities to obtain money or information from or through ALU, or Third-Party Vendors during the term of this MSA, or in any way damage (or expose to damage) ALU or Third-Party Vendors, Service Provider will promptly: (i) notify ALU; (ii) if requested by ALU, investigate such activities; and (iii) cooperate fully with ALU in any investigation or action relating to such activities. If Service Provider has a reasonable belief that personnel of Service Provider or its Affiliates or Subcontractors providing Services hereunder are, were, may be, or have been involved in unauthorized or illegal activities to obtain money or information from or through ALU or Third-Party Vendors during the term of this MSA, or in any way damage (or expose to damage) ALU or Third-Party Vendors, Service Provider will immediately cause the offending activities to be ceased and will conduct an internal investigation. If the offending activities are discovered to have been unauthorized or illegal, Service Provider will promptly (i) notify ALU, which notification shall describe the circumstances relating to such activities; and (ii) cooperate fully with any investigation or action relating to such activities.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

9.10	Allocation of Resources

Without limiting Service Provider’s other obligations under this MSA, whenever a Force Majeure Condition or any other event causes Service Provider to allocate limited resources between or among its customers, ALU will receive a level of priority under this MSA in respect of such allocation comparable to that received by any of Service Provider’s other commercial customers receiving substantially similar services.

9.11	Quality Assurance and Improvement Programs

Service Provider, as part of its total quality management process, shall provide continuous quality assurance and quality improvement, implemented at Service Provider’s own cost, including, without limitation: (i) the identification and application of proven techniques and tools within its operations that would benefit ALU either operationally or financially; and (ii) the implementation of concrete programs, practices and measures designed at a minimum to ensure that the Services are performed in accordance with this MSA and to improve Service Levels. Notwithstanding the foregoing, Service Provider acknowledges that many of its total quality management processes, the application of proven techniques, and the implementation of programs, practices and measures designed to provide continuous improvement shall be without additional charge to ALU.

9.12	Productivity and Management Tools

Service Provider shall utilize project management tools, including productivity aids and project management systems, as reasonably necessary to perform and improve the Services. Service Provider shall use project management tools in all major projects and employ a regular reporting mechanism to identify project tasks, present current status reports, and identify potential bottlenecks and problems.

9.13	Services Standards

In performing the Services, Service Provider shall not take an action or stop performing an act which has a material effect on ALU, which materially and/or adversely affects the function or performance of the Services, which requires ALU to change the way it conducts its business or operations, or which increases charges or costs to ALU, without first notifying ALU of such proposed action thirty (30) days in advance.

9.14	Business Principles

Service Provider acknowledges and agrees that Service Provider has been made fully acquainted with the ALU Statement of Business Principles (which may be updated from time to time and available at: http://www.alcatel-lucent.com/sbp) and agrees to apply the principles set forth therein with respect to performance of this MSA and all Purchase Orders and in particular with reference to non-discrimination of employees, combating bribery of domestic and foreign public officials, and protection of international human rights and environmental responsibility, all as

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

provided in the Compliance With Laws section of this MSA. Service Provider recognizes that violation of any of these principles will be a material breach of this MSA under Section 16.4.1; provided, however, that if ALU has made a material change to its Statement of Business Principles in effect on the Services Commencement Date, Service Provider’s violation of such principle will only be considered a material breach of this MSA under Section 16.4.1 if ALU notified Service Provider in writing of such material change in its Statement of Business Principles.

9.15	Business Continuity

9.15.1 Service Provider and ALU shall jointly develop and maintain, during the Term of this MSA, BCM Procedures regarding contingency management to alleviate the effects of any business impacting events that may have a material and adverse impact on Service Provider’s ability to perform its obligations under this MSA and the applicable SOWs.

9.15.2 The Parties acknowledge and agree that the purpose of the BCM Procedures is to ensure that, as far as commercially reasonably and practicable, Service Provider’s business may continue uninterrupted (or with minimum interruption) despite the occurrence of a Business Impacting Incident. The BCM Procedures shall include the ability for Service Provider to recover resources necessary to restore business activities and operations to the same level as that which existed immediately prior to the Business Impacting Incident, with dedicated workarounds and an implementation organization.

9.15.3 Service Provider shall, upon ALU’s request, provide ALU with reasonable information regarding Service Provider’s BCM Procedures. Service Provider shall share Service Provider’s expediting assumptions and procedures with ALU upon ALU’s request.

9.15.4 In the event of the occurrence of a Business Impacting Incident, Service Provider shall use commercially reasonable efforts to implement Service Provider’s BCM Procedures. Service Provider shall notify ALU within three (3) days of such Business Impacting Incident and provide ALU, on a weekly basis, information on the recovery targets and attainment of the service levels required in order for Service Provider to perform Service Provider’s obligations under this MSA.

9.15.5 Any notices pursuant to this section shall be delivered electronically (via email) to:

Alcatel-Lucent North American Quality Assurance and Business Process Manager (as of the MSA Effective Date, Martha Scheper Huss, mhuss@alcatel-lucent.com, 908-582-5625).

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

9.16	Environmental Health and Safety (EH&S) Compliance

From and after the Services Commencement Date, Service Provider shall not bring any hazardous materials on the Service Sites without ALU’s advanced written consent. Prior to bringing any hazardous materials onto a Service Site, Service Provider shall provide a complete listing of all such materials, their use and copies of related manufacturer’s material safety data sheets. Service Provider shall ensure that all materials to be furnished hereunder (other than the assets to be furnished to Service Provider by ALU as described on Schedule K (Licensed, Loaned and Shared Assets) shall be free of PCB and asbestos.

9.17	Emergency Response Plan and Duty to Respond

9.17.1 Service Provider and ALU shall jointly develop an Emergency Response Plan (“ERP”) that addresses the actions to be taken by Service Provider’s personnel or Subcontractors, as applicable, in the event of an accident, catastrophe, injury, work-induced illness or other life threatening event, fire, acts of nature, acts of terrorism, or any other similar event that creates an Emergency Event for employees of ALU, Service Provider, or Subcontractors.

9.17.2 The ERP shall include, among other things, the names and addresses of all Service Provider’s emergency contacts, including executives, any emergency response systems to be used by Service Provider’s personnel or Subcontractor employees and the process(es) and/or procedures Service Provider’s personnel and/or Subcontractors are to follow in an Emergency Event.

9.17.3 In the event of an Emergency Event affecting employees of ALU, Service Provider or Service Provider’s personnel performing Services (and within the control of Service Provider or Service Provider’s personnel), Service Provider and/or Service Provider’s personnel shall undertake the timely initiation and completion of response actions commensurate with the Emergency Event. Response actions to an Emergency Event shall include, by way of example and not by way of limitation, the following:

9.17.3.1 Immediate notification of ALU;

9.17.3.2 Implementation of an ERP, or equivalent document(s);

9.17.3.3 Notification of the proper legal and regulatory emergency responders; and

9.17.3.4 Coordination of ALU, Service Provider and Subcontractor response actions deemed appropriate for the Emergency Event.

9.17.4 Service Provider agrees to provide ALU with copies of all incident reports related to any Emergency Event. Service Provider shall implement corrective actions deemed appropriate by ALU to prevent recurrence. All costs associated with the corrective actions shall be addressed by mutual agreement between ALU, Service Provider and Service Provider’s personnel as a modification to this MSA, and are subject to Section 17.2 (Dispute Resolution) and the Change Management Process.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

9.17.5 In the event Service Provider can not, for good cause, respond in a timely manner to the Emergency Event to mitigate any damage that could result, Service Provider herein authorizes ALU to take all necessary actions commensurate with the Emergency Event, including determining the root cause of the Emergency Event.

9.17.6 Service Provider also authorizes ALU to deduct from any invoice, or to charge back to Service Provider, any documented reasonable cost, expense, fine or penalty incurred by ALU as a result of Service Provider’s failure to respond to the Emergency Event as required hereunder, or that of Service Provider’s personnel.

9.18	Subcontractor EH&S Pre-Qualification

9.18.1 Other than with respect to the Third Party Vendors, Service Provider shall use commercially reasonable efforts to select its Subcontractors at any tier, and other Service Provider personnel necessary to satisfy the requirements of this MSA. The Service Provider’s EH&S qualification process shall include the evaluation of prospective Subcontractors’ technical qualifications, licensing, certification, proof of insurance, training, staffing capabilities, past performance and EH&S management program. Service Provider agrees to provide evidence of Subcontractor qualification, on request.

9.18.2 Service Provider shall design a program for monitoring and evaluating the Services provided by Subcontractors it retains to perform Services. Service Provider shall obtain and keep on file certificates of insurance evidencing that the required coverage is in place for each such Subcontractor. Service Provider agrees to provide evidence of Subcontractor qualification, insurance, monitoring or evaluation, on request.

9.19	Safe Work Practices

Service Provider shall, at a minimum, conform and comply with the requirements specified in ALU’s contractor EH&S manual. Service Provider shall designate an EH&S representative for all EH&S communications concerning the work performed for ALU, and shall notify ALU of such representative’s identity and contact information.

9.20	Parties’ Behavior

In performance of its obligations under this MSA, each Party will act fairly, reasonably, timely and in good faith.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

9.21	ALU Responsibilities and Customer Satisfaction Survey

ALU’s responsibilities with respect to the Services shall be as set out in the applicable SOW. ALU may, from time to time at its option, perform (or appoint a third party to perform) a customer satisfaction survey, and Service Provider agrees to reasonably assist and cooperate with ALU in the conduct of such survey.

10. HUMAN RESOURCES AND PROVISIONS RELATING TO ASSETS

10.1	Human Resources

10.1.1 Schedule O (Human Resource Requirements), sets forth the Parties’ agreement regarding the transition of certain ALU employees to Service Provider, together with the terms and conditions affecting such transition.

10.1.1 The Parties acknowledge that all employee-related statements, provisions and discussions are subject to, where applicable, consultation with general and/or local employee representatives.

10.1.2 The Parties anticipate that certain Business Employees will be terminated from ALU and hired by Service Provider, at such times as agreed to by the Parties.

10.1.3 ALU shall, within the framework of local Laws and consultation requirements, if any, provide to Service Provider the identities of the Business Employees upon full execution of this MSA. Upon ALU’s request, Service Provider shall participate fully in the relevant consultation and communication processes.

10.1.4 Service Provider agrees that any Service Provider personnel (including the Business Employees) engaged in the provision of Services shall not provide similar services to ALU Competitors for ***** after such employees cease to provide the Services to ALU, nor shall Service Provider or its personnel, agents, consultants or Subcontractors use any assets listed on Schedule K (Licensed, Loaned and Shared Assets) or perform any services other than for ALU or its customers under this MSA on any ALU premises licensed to Service Provider under Schedule N (Real Estate License) at any time during the Term.

10.1.5	Service Provider Employees

10.1.5.1 Service Provider shall have in its employ at all times and shall provide a sufficient number of capable and competent employees (“Service Provider Employees”) having expertise suitable to their assignments and qualified to perform the Services safely, legally and efficiently in accordance with Service Provider’s obligations hereunder; for purposes of this Section, the term “Service Provider Employees” shall include Business Employees. Service Provider shall perform background checks and drug testing of its employees in accordance with its hiring policy, with the human resource requirements set forth in Schedule O (Human Resource Requirements), and the NSA compliance requirements set forth in Schedule M (NSA Compliance Requirements). Service Provider Employees shall not be

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

entitled to any benefits accruing to ALU’s employees or the employees of ALU’s customers. Furthermore, Service Provider shall use commercially reasonable efforts to have its Service Provider Employees, its Subcontractors and agents, comply with any applicable safety and health Laws when performing the Services.

10.1.5.2 In the event that ALU determines in good faith that the continued assignment to ALU’s account of one of the Service Provider Employees is not in the best interests of ALU, then ALU shall give Service Provider written notice to that effect. After receipt of such notice, Service Provider shall have a reasonable period of time in which to investigate the matters stated in such notice, discuss its findings with ALU and resolve the problems with such person, utilizing the process set forth on Schedule L (Governance), if necessary. If, following such period, ALU requests replacement of such person, Service Provider shall replace that person with another person of appropriate ability and qualifications and the Service Provider Employee so replaced shall no longer be a Restricted Resource and shall no longer be permitted access to the Loaned or Shared Assets or the ALU facilities. For the avoidance of doubt, the provisions of Section 10.1.4 shall no longer apply to such replaced Service Provider Employee.

10.2	Loan of and Access to Other Assets

In addition to providing the ALU Existing Intellectual Property licensed pursuant to Section 7.5.1 and the ALU Provided Third-Party Licensed Materials listed on Schedule K (Licensed, Loaned and Shared Assets), ALU will loan to Service Provider the Loaned Assets listed on Schedule K, and allow Service Provider to obtain remote access to the Shared Assets listed on Schedule K.

During the Term, either Party may propose changes in the scope and related prices to the Operations Committee to address changed circumstances and issues relating to the Loaned Assets and the Shared Assets, including, but not limited to, changes arising from technological developments and ALU customer demands. The Operations Committee will promptly respond to any such proposals and will escalate, as necessary, according to the process set forth on Schedule L (Governance). Once agreed, including any applicable internal approvals, any changes made to the scope or prices must be memorialized in an amendment to this MSA.

10.2.1	Provisions applicable to Loaned Assets

All Loaned Assets shall remain the property of ALU, and shall only be used by Service Provider in connection with the provision of Services.

Loaned Assets will be in proper working order as of the Services Commencement Date. Service Provider shall thereafter be responsible for all costs associated with usage and support of Loaned Assets, including laptop maintenance, which shall be paid for in accordance with Schedule C (Prices). Upon termination, expiration, or cancellation of this MSA, all Loaned Assets shall be returned to ALU in good working condition, ordinary wear and tear excepted.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

10.2.2	Provisions applicable to Shared Assets

Shared Assets may be used by Service Provider in connection with the Services. Service Provider will arrange for communications facilities needed to obtain remote access, at its own expense.

Service Provider will not interfere with the use of the Shared Assets by ALU personnel except as necessary to provide the Services.

Shared Assets will be in proper working order as of the Services Commencement Date. ALU shall at all times be responsible for all maintenance and repair of Shared Assets. Upon termination, expiration, cancellation of this MSA, Service Provider shall cease use of all Shared Assets.

10.2.3	Use of Licensed, Loaned and Shared Assets

As of the Services Commencement Date and subject to the licenses and rights granted under Article 7 of this MSA, ALU hereby grants Service Provider employees, Third-Party Vendors, and Subcontractors assigned to provide Services (“Service Provider Personnel”) the right to access and use certain ALU applications and data processing systems ***** identified on Schedule K (Licensed, Loaned, and Shared Assets) (“Intranet Access”), for the limited purpose of providing and supporting the Services to ALU or its customers under this MSA (“Purpose”). For avoidance of doubt, excluding the Human Resources Portal, Service Provider Personnel shall have the same or substantially similar access as the access provided to Business Employees as of the MSA Effective Date beginning on the Services Commencement Date. Notwithstanding the foregoing, Service Provider Personnel shall not be permitted to access or use, or allow access to or use of, any data, files, applications, processing systems or programs within ALU’s information technology environment that are not required for such Service Provider Personnel to provide the Services and Service Provider shall instruct and prohibit Service Provider Personnel from accessing or using the Intranet Access for any other purpose than for the Purpose. If it is determined that any Service Provider Personnel have used the Intranet Access for anything other than the Purpose, Service Provider shall, upon having knowledge of or notice of such unauthorized access or use or a reasonable belief it has or is about to occur, immediately report such incident to ALU, describe in detail any accessed materials, and return to ALU any copied or removed materials that either such Service Provider Personnel or Service Provider have in their possession and shall take such other appropriate actions with respect to any such Service Provider Personnel.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

Service Provider, including Service Provider Personnel, shall provide the Services and perform its other obligations in accordance with all of the ALU Policies as identified in Schedule R (ALU Policies) to the extent applicable and not inconsistent with other required policies set forth herein or Service Provider’s performance of the Services. Service Provider shall be notified of any applicable new Policies and changes to Policies in writing from time to time, and subject to the Change Management Process. To the extent ALU or Service Provider is not fully compliant with such Policies on the Services Commencement Date (as such non-compliance relates to the transferred Services) and remediation is required, ALU or Service Provider, as applicable, shall have the option to address such remediation through Change Management Process as a project or to provide Service Provider with relief to the extent of such non-compliance.

10.2.4	Documentation for Loaned Assets and Shared Assets

10.2.4.1 ALU shall use commercially reasonable efforts to provide to Service Provider, together with the Loaned Assets, any applicable Documentation relating thereto. All such Documentation may be used only in accordance with applicable license/copyright restrictions, and shall be returned to ALU upon termination, expiration, cancellation of this MSA.

10.2.4.2 ALU shall use commercially reasonable efforts to allow Service Provider to have access to Documentation applicable to Shared Access. All such Documentation may be used only in accordance with applicable license/copyright restrictions, and use shall be terminated upon termination, expiration, cancellation of this MSA.

10.2.4.3 Once the Loaned Assets are delivered to Service Provider, Service Provider shall assume full responsibility and liability (including risk of loss) for same. To the best of ALU’s knowledge, ALU shall provide all equipment, software and other assets required for Service Provider to provide the Services.

11. REMEDIES, LIMITATIONS OF LIABILITY, GENERAL INDEMNITY

11.1	Limitation of Liability

11.1.1 The Parties acknowledge that they have negotiated the Prices (among other things) in consideration of their agreement to limit certain of their liabilities. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS AND LOST REVENUES), HOWEVER CAUSED AND REGARDLESS OF WHETHER SUCH DAMAGES ARE FORESEEABLE OR WHETHER ADVISED OF THEIR POSSIBILITY.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

11.1.2 EXCEPT FOR THOSE LIABILITIES IDENTIFIED IN SECTION 11.1.4., IN NO EVENT WILL ALU’S CUMULATIVE LIABILITY FOR ALL CLAIMS, LOSSES, LIABILITIES, DAMAGES, AND EXPENSES (E.G., ATTORNEYS’ FEES) ARISING OUT OF OR RELATED TO THIS MSA EXCEED AN AGGREGATED TOTAL IN AN AMOUNT OF *****.

11.1.3 EXCEPT FOR THOSE LIABILITIES IDENTIFIED IN SECTION 11.1.4, IN NO EVENT WILL SERVICE PROVIDER’S CUMULATIVE LIABILITY FOR ALL CLAIMS, LOSSES, LIABILITIES, DAMAGES, AND EXPENSES (E.G., ATTORNEYS’ FEES) ARISING OUT OF OR RELATED TO THIS MSA EXCEED AN AGGREGATED TOTAL IN AN AMOUNT OF *****.

11.1.4 The limitations and exclusions of liability set forth in Sections 11.1.2 and 11.1.3 will not apply with respect to any breach by either Party of (i) the confidentiality obligations under this MSA, including, without limitation the obligations under Sections 7.1 and 7.2; (ii) Schedule M (NSA Compliance Requirements); (iii) indemnity obligations, damages and claims related to bodily injury (including death); (iv) intellectual property infringement liability hereunder or either Party’s intentional misappropriation or intentional infringement of the other Party’s intellectual property rights; and (v) Schedule J (Information Security Requirements).

11.2	General Indemnity

The Parties hereby agree to provide the following indemnification relating to third party claims other than claims arising from or related to infringement of intellectual property rights under Article 7.

11.2.1	By Service Provider

11.2.1.1 At ALU’s request and to the fullest extent permitted by Law, Service Provider shall indemnify, defend, and hold harmless (with counsel approved by ALU) the ALU Indemnitees from and against any losses, damages, claims, fines, penalties and expenses (including reasonable attorney’s fees, court costs and other reasonable costs of litigation, as and when they become due) that arise out of or in connection with: (1) injuries or death to persons or damage to property, including theft, in any way arising out of or caused or alleged to have been caused by the negligence or gross negligence of Service Provider relating to or arising out of the Services performed by, or material provided by, Service Provider or persons furnished by Service Provider; (2) any claims covered by the indemnification provisions of Schedule O (Human Resource Requirements); or (3) claims by any Service Provider Employee including, without limitation, for wrongful discharge including any claim related to the WARN Act arising out of or related to events occurring after the Services Commencement Date. Nothing contained herein shall relieve Service Provider of any responsibility for claims regardless of whether Service Provider is required to provide insurance covering such claims or whether the matter giving rise to the claims is the responsibility of Service Provider’s agents, Employees or Subcontractors.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

11.2.1.2 Service Provider shall be granted sole control of the defense and/or settlement of any action under 11.2.1.1, provided that (i) the ALU Indemnities shall have the right to retain separate counsel at their own cost and expense and (ii) if Service Provider fails to defend any such action, ALU may, at its option, undertake such defense at Service Provider’s cost and expense. ALU shall notify Service Provider promptly in writing of claim or suit covered by Section 11.2.1.1 and shall provide Service Provider reasonable and relevant information, in ALU’s possession, and reasonably cooperate with Service Provider in the defense and/or settlement at Service Provider’s expense. Notwithstanding the aforementioned, Service Provider shall not: (i) use in its defense or settlement any statement that would be against the ALU Indemnitees’ best interest and/or (ii) enter into any consent order or settlement without the ALU Indemnitees’ written consent, that requires an admission of wrongdoing or guilt on the part of the ALU Indemnitees or requires a monetary payment by the ALU Indemnitees in excess of the amounts payable by Service Provider as a part of its indemnification obligations hereunder, or otherwise would cause material harm to any ALU Indemnitee.

11.2.2.	By ALU:

11.1.2.1 ALU will indemnify, defend, and hold harmless Service Provider Indemnitees from and against any losses, damages, claims, fines, penalties and expenses (including reasonable attorney’s fees, court costs and other reasonable costs of litigation, as and when they become due) that arise out of or in connection with:

Any claim by, on behalf of or relating to a Subcontractor or Business Employee to the extent it relates to ALU or a relationship between any such third party and ALU arising out of or related to events occurring before the Services Commencement Date including any claim related to the WARN Act and any other claims covered by the indemnification provisions of Schedule O (Human Resource Requirements).

11.2.2.1.1 Any claim that, if true, would constitute a breach of ALU’S obligations under Section 7.2 (Confidential Information), Article 8 (Representations and Warranties), or Section 9.3 (Compliance With Laws); or

11.2.2.1.2 Either the death or bodily injury or the damage, loss, theft or destruction of property of third parties (including employees of ALU and Service Provider and their respective subcontractors) caused by the negligence or gross negligence of ALU or the materials provided by ALU on ALU facilities.

11.1.2.2 ALU shall be granted sole control of the defense and/or settlement of any action under 11.2.2.1, provided that (i) the Service Provider Indemnities shall have the right to retain separate counsel at their own cost and expense and (ii) if ALU fails to defend any such action, Service Provider may, at its option, undertake such defense at ALU’s cost and expense. Service Provider shall notify ALU promptly in writing of claim or suit covered by Section 11.2.2.1 and shall provide ALU reasonable and relevant information, in Service Provider’s possession, and reasonably cooperate with ALU in the defense and/or settlement at ALU’s expense. Notwithstanding the aforementioned, ALU shall not: (i) use in its defense or settlement any statement that would be against the Service Provider Indemnitees’ best interest and/or (ii) enter into any consent order or settlement without the Service Provider Indemnitees’ written consent, that requires an admission of wrongdoing or guilt on the part of the Service Provider Indemnitees or requires a monetary payment by the Service Provider Indemnitees in excess of the amounts payable by ALU as a part of its indemnification obligations hereunder, or otherwise would cause material harm to any Service Provider Indemnitee.

12. INSURANCE

12.1	Insurance Compliance

12.1.1 Service Provider shall maintain, and require its Subcontractors to maintain, insurance on their respective businesses and properties at all times, during the Term of this MSA as provided herein (including, without limitation, insurance for insurable Force Majeure Conditions, fire, and other hazards and insurance against liability on account of damage to persons, property, or financial loss and insurance under all applicable worker’s compensation and employer’s liability Laws). Service Provider and ALU agree to discuss additional insurance limits and coverages should future circumstances so require.

12.1.2 Insurance companies providing coverage during the Term of this MSA must be rated by AM Best with at least an A-VII rating, in such amounts and with such limits and deductibles usually carried by persons engaged in the same or similar business, but in any case, shall comply with the minimum insurance requirements detailed in this section.

12.1.3 Service Provider shall be responsible for the payment of any deductible applicable under the insurance policies as required under this Section.

12.1.4 ALU shall be named as Additional Insured on the Liability insurance policies for loss or damage in any way arising out of the Services under the terms of this MSA. All general liability and excess liability insurance outlined below should be primary and non-contributory and is required to respond and pay prior to any insurance or self-insurance available. Liability coverage should include severability of interests. Any other coverage available shall apply on an excess basis.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

12.1.5 Service Provider agrees that Service Provider, Service Provider’s insurer(s) and anyone claiming by, through, under or in Service Provider’s behalf have no claim, right of action or right of subrogation against ALU and its end-user customers based on any loss or damage.

12.1.6 Supplier agrees to insure goods or equipment owned by ALU while under Service Provider’s care, custody and control for new replacement cost under an “All Risk Property” insurance policy.

12.1.7 Service Provider shall furnish ALU, and upon ALU’s request, all Service Provider’s Subcontractors shall furnish ALU, prior to the start of any Services, certificates of insurance that confirm that Service Provider is compliant with its insurance obligations. In addition, Service Provider will provide ALU with certificates of insurance at each renewal within ten (10) days of such renewal.

12.1.8 Service Provider will give ALU written notice of any material changes in terms or conditions, or of termination of such insurance policies not less than thirty (30) days after notification from the insurer.

12.2	Minimum Insurance Requirements

Without limiting Service Provider’s liability under this MSA and the applicable Purchase Orders, Service Provider shall maintain the following insurance policies:

12.2.1 All Risks Property Damage on a new replacement cost basis which lists ALU as additional loss payee;

12.2.2 General and Product liability, including Blanket Contractual Liability and Broad Form Property Damage and Completed Operations coverage – minimum sum insured of ***** (USD) per occurrence and per year (coverage can be made from a combination of primary and umbrella policy) to be maintained for a period of at least five (5) years after expiration of this MSA;

12.2.3 Errors and Omissions – minimum sum insured of ***** (USD) per occurrence and per year to be maintained for a period of at least three (3) years after expiration of this MSA;

12.2.4 When applicable, (1) statutory Workers’ Compensation insurance as prescribed by the Law of the state or nation in which the work is performed; (2) Employer’s liability insurance with limits of at least ***** (USD) accident/disease per occurrence or minimum amount legally required, whichever amount is greater; (3) automobile liability insurance (if the use of motor vehicles is required) with limits of at least ***** (USD) per occurrence or minimum amount legally required, whichever amount is greater (the policy should be endorsed for hired, leased and on-owned vehicles).

13. FORCE MAJEURE

No Party shall be liable for any default or delay in the performance of its obligations under this MSA (i) if and to the extent such default or delay is caused, directly or indirectly, by Force Majeure Condition, and (ii) provided the non-performing Party is without fault in causing such default or delay.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

14. TERMINATION/EXPIRATION ASSISTANCE

14.1 Termination Assistance. Upon the occurrence of a termination or expiration of the MSA, the Services will be transferred to ALU or its designee as provided in this Article and in accordance with Schedule P (Termination/Expiration Assistance).

14.2 Expiration of the MSA. In the event of an End of Term Expiration, the Parties will comply with the requirements of this Article.

14.3 Termination of the MSA Other Than End of Term Expiration. In the event of a termination of this MSA pursuant to Section 16.5 (Events of Default by ALU); Section 16.4.7 (Force Majeure); Section 16.6 (Termination for an Insolvency Event), if the situation involves an ALU Insolvency Event; or Section 16.7 (Termination for Convenience); ALU will pay Service Provider for Termination Assistance as more fully described in Schedule P (Termination/Expiration Assistance). In the event of a termination of this MSA pursuant to Section 16.4 (Events of Default by Service Provider) [other than Section 16.4.7 (Force Majeure)] or Section 16.6 (Termination for an Insolvency Event), if the situation involves a Service Provider Insolvency Event, Service Provider will be responsible for the costs of Termination Assistance as more fully described in Schedule P (Termination/Expiration Assistance). In the event of a partial termination under Section 16.8, the Party that would be responsible for the costs in the event of a termination of the MSA in whole based on the facts and circumstances giving rise to the partial termination shall pay the costs of the Termination Assistance as more fully described in Schedule P (Termination/Expiration Assistance), subject to such equitable adjustment as the Parties shall agree, based on the scope of the termination. ALU will not be liable to pay Fees to Service Provider for Services transferred back to ALU or its designee under this Article and not provided by Service Provider. Neither Party’s payment of Termination Assistance hereunder shall prevent or otherwise impede such Party’s right to include such payment in any claim for damages in a Dispute under this MSA.

14.4 Termination Assistance Plan. During the Termination Assistance Period, Service Provider shall perform the Termination Assistance and provide the deliverables in accordance with the terms and conditions set forth in the Termination Assistance Plan established pursuant to Schedule P (Termination/Expiration Assistance). If any services, functions, or responsibilities not specifically described in the Termination Assistance Plan are an inherent or necessary part of the Termination Assistance, they shall be deemed to be included within the scope of the Termination Assistance to be delivered, as if such Services, functions, or responsibilities were specifically described in the Termination Assistance Plan. Unless otherwise agreed, ALU shall not incur any Fees, charges, or expenses payable to Service Provider or third parties in connection with the Termination Assistance, other than those Fees, charges, and expenses specified in Schedule C (Prices) and those incurred by Service Provider in connection with its performance of tasks designated in the Termination Assistance Plan as Service Provider’s responsibility.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

15. [INTENTIONALLY OMITTED]

16. TERM AND TERMINATION

16.1	Initial Term

This MSA will commence as of the MSA Effective Date and shall continue through December 31, 2014. Notwithstanding the aforementioned, this MSA shall remain in effect as long as the Service Provider is required to provide Services under this MSA.

16.2	Renewal

This MSA shall automatically be renewed, annually, for up to two (2) consecutive twelve-month periods unless either Party provides the other Party with six (6) months written notice prior to the expiration date that it does not wish to renew the MSA, in which event, the Parties would proceed in accordance with the provisions of Schedule P (Termination/Expiration Assistance).

16.3	Termination Process

Prior to its expiration under Section 16.1 or Section 16.2, the MSA may only be terminated as provided in this Article 16. During the term of the MSA, the Parties may terminate the MSA in accordance with the following process:

16.3.1. Unless otherwise provided in Section 16.3.2, upon an “Event of Default” by either Party as defined in this Article 16, the non-defaulting Party, with or without the participation of the defaulting Party, shall submit a written notice of an Event of Default (“Notice of Default”) to the Executive Council for immediate resolution. For purposes of this provision, a Notice of Default may be in the form of electronic mail or facsimile. The Executive Council shall cure the Event of Default within ten (10) days after receiving the Notice of Default (“Executive Cure Period”). If (i) the Event of Default is not cured within the Executive Cure Period, or (ii) the members of the Executive Council have not mutually agreed, in writing, to a plan to cure such Event of Default, then the non-defaulting Party may terminate the MSA at the date specified in the Notice of Default. This termination process also applies to a termination under Section 16.7. For avoidance of doubt, this Article 16.3 shall apply to Section 16.8; provided that, unless there is mutual agreement of the Executive Council, ALU may only exercise partial termination under Section 16.4.1, 16.4.2 or 16.4.3 and only with respect to the SOW, Purchase Order or Service that caused the Event of Default.

16.3.2. The process described in Section 16.3.1 does not apply to an Event of Default in the event either Party terminates this MSA for an insolvency event under Section 16.6.

16.3.3. In the event of a termination during the Term of the MSA, the Parties shall comply with the terms and conditions contained in Schedule P (Termination/Expiration Assistance).

16.4	Events of Default by Service Provider

Subject to Section 16.3, the following shall constitute an “Event of Default” by Service Provider:

16.4.1. Material Breach. Service Provider materially breaches, or defaults in the performance of, any of its obligations under this MSA or if Service Provider commits a series of breaches or

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

defaults which, in the aggregate, constitute a material breach or default and such breach or default is not cured within thirty (30) days after notice is received by Service Provider specifying, in reasonable detail, the nature of the breach or default, including, but not limited to, compliance with the terms and conditions of Schedule M (NSA Compliance Requirements) and compliance with Business Principles as set forth in Section 9.14; provided, however, that Service Provider’s non-performance of its obligations under this MSA will be excused if and to the extent (i) such Service Provider non-performance results from ALU’s failure to perform its responsibilities, and (ii) Service Provider provides ALU with reasonable notice of such nonperformance and, if so requested by ALU, uses commercially reasonable efforts to perform notwithstanding ALU’S failure to perform. A material breach hereunder includes breach of any term or condition of any license or obligation under Article 7, and such breach continues for a period of ten (10) days after Service Provider’s receipt of notice thereof unless, within such ten (10) day period, Service Provider makes diligent efforts to cure such breach and cures such breach in a reasonable time thereafter. A material breach shall also include any financial statement, certificate, or information delivered in connection with this MSA by or on behalf of Service Provider to ALU that was false or misleading in any material respect.

16.4.2. Breaches Relating to Liquidated Damages. Except for the IE outage SLA identified in Schedule F (Service Levels and Liquidated Damages), Service Provider’s performance related to a particular SLA either during any two (2) consecutive quarters or for two (2) or more quarters within any four quarter time period entitles ALU to receive Liquidated Damages under Article 4 of the MSA (whether or not ALU elects to receive any such Liquidated Damages) or Service Provider withholds payment of Liquidated Damages claiming that its obligation to pay Liquidated Damages is unenforceable, whether on the grounds that the Liquidated Damages represent a penalty or based on any other legal principle or theory.

16.4.3. Repeated Failures. Service Provider fails to meet the same Service Level (other than those associated with IE outages) four (4) times or more within any period of six (6) consecutive months, or Service Provider causes any unplanned IE outages four (4) or more times in any consecutive six (6) months).

16.4.4. Regulatory Action. An act or omission of Service Provider that is negligent or in breach of this MSA resulting in any Regulatory Authority:

16.4.4.1. subjecting ALU to any prohibition or restriction on the carrying on of its business; or fine or similar penalty;

16.4.4.2. withdrawing any license required for ALU to carry on its business or any part of its business or otherwise imposing any conditions on any such license; or

16.4.4.3. notifying ALU in writing in the form of a warning letter that it is considering taking the action referred to in either of the immediately preceding subsections.

16.4.5. Financial Commitments. Service Provider shall: (i) fail to promptly and consistently provide to ALU the MSA Financial Reports; (ii) *****; or (iii) permit a “default” or “event of default,” as those terms, mutatis mutandis, may be defined by any credit agreement, credit facility, or any type of equity funding facility or commitment to fund equity (cumulatively, a “Funding Mechanism”), or any such Funding Mechanism is terminated or suspended by the funding entity, in each case with respect to a Funding Mechanism upon which Service Provider or any of its affiliates rely upon to finance

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

(whether by debt or equity) any portion of the Services and such “default,” “event of default,” termination, or suspension is not thereafter amended, cured or waived under the terms and conditions of the impacted Funding Mechanism within the time frame or pursuant to the conditions set forth in such Funding Mechanism and in each such case, Service Provider shall provide ALU written notice of such amendment, default, termination, or suspension relating to any Funding Mechanism within ten (10) days after receiving notice thereof and shall provide ALU written notice of failure to cure within the time frame or pursuant to the conditions set forth in such Funding Mechanism no later than ten (10) days after such failure.

16.4.6. Default Under PNC Credit Facility. If there shall exist any “default” or “event of default” under the PNC Credit Facility.

16.4.7. Force Majeure. If Service Provider is excused from the performance of any of the Services by reason of a Force Majeure Condition for a period of thirty (30) consecutive days, then ALU may, on written notice to Service Provider, terminate any portion of this MSA so affected or cancel a Purchase Order.

16.4.8. Change of Control. Service Provider has a Change of Control or becomes controlled by, in control of, or under common control with, any ALU Competitor without ALU’s prior written consent, which consent shall not be unreasonably withheld.

16.5	Events of Default by ALU

Subject to Section 16.3, the following shall constitute a “Event of Default” by ALU:

16.5.1 Material Breach. ALU materially breaches, or defaults in the performance of, any of its obligations under this MSA by:

16.5.1.1. Materially breaching or defaulting in the performance of, any of its obligations under this MSA or committing a series of breaches or defaults which, in the aggregate, constitute a material breach or default and such breach or default is not cured within thirty (30) days after notice is received by ALU specifying, in reasonable detail, the nature of the breach or default; or

16.5.1.2. Breaching any term or condition of any license or obligation under Article 7, and such breach continues for a period of ten (10) days after ALU’s receipt of notice thereof unless, within such ten (10) day period, ALU makes diligent efforts to cure such breach and cures such breach in a reasonable time thereafter.

16.5.2 Non-Payment. If ALU fails to pay Service Provider when due undisputed charges totaling at least one (1) billing months’ charges under this MSA and fails to make such payment within thirty (30) days after the date ALU receives written notice of non-payment from Service Provider with such notice stating Service Provider’s intent to terminate for non-payment and such notice is sent to the persons identified in Section 18.1, Service Provider may terminate this MSA as of a date specified in a written notice of termination referencing this Section and expressly stating Service Provider’s intent to terminate this MSA if the past due amount is not paid within such thirty (30) day time period.

16.6	Termination for an Insolvency Event

16.6.1 Unless prohibited by Law, this MSA may be terminated by Service Provider or ALU upon thirty (30) days written notice upon the occurrence of an Insolvency Event by the other Party. An “Insolvency Event” has occurred with respect to a Party if:

16.6.1.1 a receiver, liquidator or trustee of such Party is appointed by court order and such order remains in effect for more than thirty (30) days, or receivership, insolvency or bankruptcy proceedings are commenced or a petition is filed against such Party under any applicable liquidation, conservatorship, bankruptcy, moratorium, insolvency, reorganization

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

or similar Laws for the relief of debtors from time to time in effect and generally affecting the rights of creditors, and such proceedings or such petition has not been dismissed or stayed within thirty (30) days of the commencement or filing thereof; or

16.6.1.2 such Party commences a voluntary case under any Bankruptcy Law or voluntarily seeks, consents to or acquiesces in the benefit or benefits of any provision of any Bankruptcy Law, consents to the filing of any petition against it under any Bankruptcy Law, makes an assignment for the benefit of its creditors, admits in writing its inability to pay its debts generally as they become due or consents to the appointment of a receiver, trustee, liquidator or conservator for it or any part of its property or otherwise takes any action or causes any action to be taken which the other Party reasonably believes will cause the acting Party to be unable to perform its financial obligations under this MSA.

16.7	Termination Based On Service Provider Financial Instability.

This MSA may be terminated by ALU, effective immediately upon written notice to Service Provider, in the event of Service Provider’s financial instability or its failure to maintain adequate creditworthiness, in each case and instance as determined by ALU in its sole discretion.

16.8	Partial Termination

16.8.1 Where this MSA gives a Party the right to terminate this MSA, such Party may elect to terminate only the SOW, Purchase Order, or the Service giving rise to such Party’s right to terminate under this MSA.

16.8.2 In the case of partial termination, as contemplated by this Section and Section 14.2, in circumstances in which the Services terminated do not have a separately identifiable Fee that relates specifically to that Service and/or the applicable SOW, the Change Management Process shall be used to modify this MSA to adjust the Fee for the partial termination as well as other changes strictly necessary to reflect the partial termination.

16.9	Rights After Termination

In the event of expiration, termination, or rescission of this MSA, an SOW, or a Purchase Order, in whole or in part, whereby ALU decides that all or some portion of the Service will be performed by ALU itself or by a third party at its request, each Party agrees to provide its full cooperation in the orderly transfer of the Service to ALU or to such third party. In addition, the Service Provider shall comply with its obligations set out in Schedule P (Termination/Expiration Assistance). ALU will continue to pay Service Provider during the Termination/Expiration Assistance Period. In the event Service Provider terminates the MSA under Section 16.5.2, then ALU shall pay Service Provider in advance for the Termination Assistance.

16.10	Service Provider Relief

16.10.1 ALU’s failure to perform its responsibilities under the MSA will not constitute grounds for termination by Service Provider except as provided in Sections 16.5 and 16.6.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

16.10.2 Subject to Sections 16.10.3 and 16.10.4, Service Provider shall be relieved from any liability for its failure to perform (or any delay in performing) under this MSA if Service Provider can demonstrate that the failure or delay results from a failure or delay by ALU in performing its obligations under this MSA (“Relief Event”), unless the failure or delay, act, or omission on the part of ALU was directly caused by an act or omission, delay, or failure of Service Provider.

16.10.3 With respect to any Relief Event, Service Provider shall:

16.10.3.1 notify ALU as soon as practicable after becoming aware of a Relief Event which has led, is leading or is likely to lead to a failure or delay in Service Provider performing its obligations under this MSA;

16.10.3.2 provide ALU with such information as is reasonably necessary and available in order for ALU to understand the nature of the Relief Event and the actual or potential delay or failure;

16.10.3.3 use its reasonable endeavors to continue to perform the affected obligations in accordance with this MSA, notwithstanding the occurrence of any Relief Event;

16.10.3.4 continue to perform all of its obligations under the MSA to the extent that they are not impaired by the Relief Event; and

16.10.3.5 comply with its obligations under this MSA that relate to the management and resolution of the effects of the Relief Event.

16.10.4 Where a Relief Event contributed to a failure by Service Provider to meet a deadline, the date for meeting that deadline shall be automatically extended (without the need for amending this MSA) by a period of time equal to the delay caused by the Relief Event.

16.11	Non-Exclusive Remedies

Neither any termination under this Article 16 nor the existence of this Article 16 shall be interpreted to limit or otherwise prevent either Party from exercising its entitlement to any other remedies, whether at law or by contract, to which the Parties may be entitled under this MSA.

17. APPLICABLE LAWS AND SETTLEMENT OF DISPUTES

17.1	Applicable Law and Jurisdiction

17.1.1 To the fullest extent permitted by applicable law, this MSA shall be governed by and construed in accordance with the laws of the State of Texas, U.S.A., excluding its conflicts and choice of law provisions, and excluding the United Nations Convention on the Sale of Goods.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

17.1.2 All judicial proceedings brought against any Party hereto arising out of or relating to this MSA shall be brought in any State or Federal court of competent jurisdiction in the County of Collin and State of Texas, U.S.A. Each Party accepts generally and unconditionally the jurisdiction and venue of such courts and waives any defense of “forum non conveniens.”

17.1.3 Each Party hereby waives its right to trial by jury of any claim or controversy arising under or related to this MSA.

17.1.4 ALU AND SERVICE PROVIDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR ITS BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS MSA.

17.2	Dispute Resolution Process

17.2.1 In the event of a Dispute, prior to taking any other legal actions, an aggrieved Party shall provide written notice to the other Party of its intention to engage in informal discussions to resolve the Dispute pursuant to this Section. For a period of no more than thirty (30) days from the date of such notice, unless otherwise extended by mutual agreement, authorized representatives of both Parties will endeavor, in good faith, to settle the Dispute.

17.2.2 In the event the authorized representatives are unable to resolve the Dispute within such thirty-day period, either Party may provide written notice to the other Party requesting escalation of the Dispute to the Parties’ senior representatives in accordance with the process set forth in Schedule L (Governance). The Parties will use good faith efforts to schedule the meeting of the senior representatives within ten (10) days from such notice. The senior representatives will meet to discuss the matter and will endeavor, in good faith, to settle the Dispute within thirty (30) days from the meeting.

17.2.3 If the Parties’ senior representatives are not able to resolve the Dispute within 30 days from the meeting and unless otherwise agreed upon, the Parties shall pursue other legal actions in accordance with this Article 17.

17.2.4 All defenses based on passage of time will be suspended pending the conclusion of this Dispute resolution process.

17.3	Other Relief

Nothing in this Article 17 will be construed to preclude either Party from seeking injunctive relief in a court of competent jurisdiction in order to protect its rights during the Dispute resolution process.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

18. GENERAL

18.1	Notices

Any notice or demand which, under the terms of this MSA or under any statute, must or may be given or made by Service Provider or ALU, shall be in writing and shall be given or made by confirmed facsimile, or similar communication or by certified or registered mail addressed to the respective Parties as follows:

To ALU:

Legal Notices: Vice-President, Contract Management (as of the MSA Effective Date, Vernon Terrell)

Alcatel-Lucent USA Inc. Room 9-1s456 800900 North Point Parkway Alpharetta, GA 30005

With copy to:	General Counsel, Americas Region (as of MSA Effective Date, Jorge Gracia)
Alcatel-Lucent USA Inc. Room 6a-401 600-700 Mountain Avenue P.O. Box 636 Murray Hill, NJ 07974-0636

To Service Provider:

Legal Notices:	Contracts Manager (as of the MSA Effective Date, George Soriano)
Goodman Networks, Inc. 6400 International Parkway, Suite 1000 Plano, TX 75093

With copy to:	General Counsel (as of the MSA Effective Date, Skip Hulett)
Goodman Networks, Inc. 6400 International Parkway, Suite 1000 Plano, TX 75093

Notices to ALU shall be sent to the personnel identified in a Purchase Order and the legal counsel identified above.

The effective dates of such notice shall be (i) if by facsimile, the date of such facsimile as evidenced in the successful facsimile transmission report, provided such facsimile must be followed up in a hard copy mail delivery within five (5) days from the date such facsimile is transmitted; (ii) if by email, the date the email is sent, provided such email must be followed up in a hard copy mail delivery within five (5) days from the date such email is transmitted/sent; (iii) five (5) days following the date mailed for certified or registered letters; (iv) two (2) days following the date mailed for overnight letters; or (v) when delivered, if in person.

The above addresses may be changed at any time by giving prompt written notice as provided above.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

18.2	Access Right

ALU shall have the right to enter the premises of Service Provider during normal business hours with respect to the performance of this MSA, SOW and/or Purchase Order (i.e., audit , inspection or a quality review, etc.), subject to all rules and regulations, clearances, security regulations and procedures applicable to Service Provider’s premises. Service Provider shall provide safe and proper facilities for such purpose.

18.3	Releases Void

Neither Party shall require (i) waivers or releases of any personal rights or (ii) execution of documents which conflict with the terms of this MSA and/or a Purchase Order from employees, representatives or customers of the other in connection with visits to its premises, and both Parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.

18.4	Assignment

Neither Party shall assign or transfer this MSA or a Purchase Order without the other’s prior written consent. Notwithstanding the foregoing prohibition, each Party shall be permitted to assign or transfer this MSA or a Purchase Order to an Affiliate incorporated within the United States, without obtaining the prior written consent of the other Party, provided that such Affiliate is not a competitor of the non-assigning Party.

18.5	Waiver

The failure of either Party at any time to enforce any right or remedy available to it under this MSA and/or a Purchase Order or otherwise with respect to any breach or failure by the other Party shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other Party.

18.6	Severability

If any of the provisions of this MSA and/or a Purchase Order are held invalid or unenforceable by Law or a court of competent jurisdiction, such invalidity or unenforceability shall not invalidate or render unenforceable the entire MSA and/or Purchase Order, but rather this entire MSA and/or the applicable Purchase Order shall be construed as if not containing the particular invalid or unenforceable provision(s) and the rights and obligations of the Parties shall be construed and enforced accordingly.

18.7	Independent Parties

ALU and Service Provider agree that each is an independent contractor and that no relationship of agency, partnership, joint venture, legal representative or other form of association with

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

regard to each other is intended by or may be claimed by the other Party in connection with this MSA or a Purchase Order. Neither this MSA nor a Purchase Order authorizes either Party to represent, act for, bind or commit the other.

18.8	Subcontracting

18.8.1 Notwithstanding the assignment limitations in Section 18.6, and other than as provided in Section 4.4 and Schedule M (NSA Compliance Requirements), Service Provider may subcontract Services and other work performed pursuant to this MSA and/or a Purchase Order to a Subcontractor with ALU’s prior written consent, such consent not to be unreasonably withheld.

18.8.2 Service Provider shall maintain a full, complete and up-to-date list of all Subcontractors and shall provide such list to ALU once annually, and otherwise upon ALU’s request.

18.8.3 Notwithstanding the grant of any Subcontracting rights, Service Provider shall remain responsible to ALU for the performance and observance of all its obligations under this MSA and, subject to the limitation of liabilities set forth herein, for the consequences of any negligent acts or omissions of a Subcontractor arising in connection with this MSA.

18.9	Survival

The provisions of this MSA and the Purchase Orders, which by their nature would continue beyond the termination, cancellation or expiration of this MSA and/or Purchase Order(s), shall survive termination, cancellation or expiration of this MSA and/or the applicable Purchase Order. Such rights and provisions include, but are not limited to: General Indemnity, IPR Infringement/Misappropriation Indemnification, Warranty, Limitation of Liability, Publicity, Use of ALU Identity, Payment, Epidemic Failure, Disclosure and Use of Confidential Information, Compliance With Laws, Business Principles and Business Continuity, Applicable Law, Settlement of Disputes, Survival, Severability and Entire Agreement.

18.10	Drafting

No provision of this MSA or any Purchase Order shall be construed against or interpreted to the disadvantage of either Party by any court or other governmental, judicial or arbitral authority by reason of either Party having, or being deemed to have, structured or dictated such provision, the Parties hereto acknowledging that they have jointly participated in the negotiation and preparation of this MSA and shall do so with respect to each Purchase Order.

18.11	Entire Agreement

The provisions of this MSA, including the Attachments, Schedules, Exhibits, SOWs and Purchase Orders executed pursuant to this MSA shall supersede all prior and current oral and written communications, agreements and understandings of the Parties with respect to the subject matter of this MSA and/or the applicable Purchase Orders and shall constitute the entire agreement between the Parties. In entering into this MSA, neither Party has relied on any

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

statement, representation, warranty or agreement of the other Party except for those expressly contained herein. There are no conditions precedent to the effectiveness of this MSA other than those identified in Section 6.1, as well as execution and delivery. This MSA and/or a Purchase Order shall not be modified or rescinded except by a writing signed by an authorized representative of each Party, as applicable.

18.12	Necessary Acts, Further Assurances

The Parties shall, at their own cost and expense, execute and deliver such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to evidence or carry out the obligations, intent and purposes of this MSA.

19.	SCHEDULES

The following Schedules are hereby made part of this MSA and incorporated by reference hereof. To the extent there is a conflict between this MSA and a Schedule, the Schedule shall take precedence.

SCHEDULE A	DEFINITIONS
SCHEDULE B	STATEMENTS OF WORK
SCHEDULE C	PRICES
SCHEDULE D	NET NEW BUSINESS
SCHEDULE E	THIRD-PARTY VENDOR CONTRACTS
SCHEDULE F	SERVICE LEVELS AND LIQUIDATED DAMAGES
SCHEDULE G	BILLING INSTRUCTIONS
SCHEDULE H	BENCHMARKING
SCHEDULE I	TRANSITION PROJECT PLAN
SCHEDULE J	INFORMATION SECURITY REQUIREMENTS
SCHEDULE K	LICENSED, LOANED AND SHARED ASSETS
SCHEDULE L	GOVERNANCE
SCHEDULE M	NSA COMPLIANCE REQUIREMENTS
SCHEDULE N	REAL ESTATE LICENSE
SCHEDULE O	HUMAN RESOURCE REQUIREMENTS
SCHEDULE P	TERMINATION/ EXPIRATION ASSISTANCE
SCHEDULE Q	SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES
SCHEDULE R	ALU POLICIES

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	TERMS AND CONDITIONS

This MSA has been executed in multiple counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

ACCEPTED:

ALCATEL-LUCENT USA INC.		GOODMAN NETWORKS INC.

Signature:	/s/ Nick De Tura	Signature:	/s/ Ron Hill

Name:	Nick De Tura	Name:	Ron Hill

Title:	Vice-President, Quality Assurance & Customer Care	Title:	Executive Vice-President, Network Services & Technology Division

Date:		Date:

ALCATEL-LUCENT USA INC.		GOODMAN NETWORKS INC.

Signature:	/s/ Laurie Donahue	Signature:	/s/ Lee O’Callaghan

Name:	Laurie Donahue	Name:	Lee O’Callaghan

Title:	Senior Director, Americas Project Sourcing	Title:	Vice-President, Network Engineering & Architecture

Date:		Date:

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

SCHEDULE A – DEFINITIONS

In this MSA:

“Affiliate” means any person or entity that, directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with the person or entity specified;

“ALU Competitor” means a company whose primary business is the sale or resale of telecommunications equipment or software and/or whose primary business is the provision of telecommunications services that are substantially similar to the services provided by ALU to its customers, excluding businesses with which ALU is then doing business as a subcontractor or third party supplier to ALU;

“ALU Contractors” means those individuals identified as ALU Contractors on Schedule E (Third-Party Vendors);

“Alcatel-Lucent Developments” has the meaning set forth in Section 7.4.2.1;

“ALU” means Alcatel-Lucent USA Inc.;

“ALU Data” means data relating to the business, customers or operations (including the operation and performance of the Services) of ALU, whether generated or produced:

(a)	by or for ALU;

(b)	by Service Provider or any Subcontractor; or

(c)	generated or produced automatically by any Software or systems,

and shall include all derivatives and modifications to any such information;

“ALU Forecast” means the forecast of Services ALU provides to Service Provider on a quarterly basis identifying those Services ALU anticipates ordering for the following calendar quarter;

“ALU Indemnitees” means ALU, its parent company, affiliates, employees, successors, and assigns;

“ALU Licensed Materials” means, collectively, ALU Software and/or ALU Materials;

“ALU Materials” means any Materials owned or licensed by ALU that are used by Service Provider or any Subcontractor to perform the Services;

“ALU Provided Third-Party Licensed Materials” has the meaning set forth in Section 7.3.1;

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

“ALU Software” means any Software owned or licensed by ALU which is used by Service Provider or any Subcontractor to perform the Services;

“ALU Subcontractors” means those individuals identified as ALU Subcontractors on Schedule E (Third-Party Vendors);

“BCM Procedures” means business continuity management procedures;

“Benchmarking Process” means the process outlined in Schedule H (Benchmarking);

“Billing Instructions” means the instructions outlined in Schedule G (Billing Instructions);

“Business Opportunity” has the meaning set forth in Section 2.2.3;

“Business Employees” means employees that are terminated from ALU, as provided in Schedule O (Human Resource Requirements), and hired by Service Provider, which employees are located in North America and shall be dedicated to providing the Services through December 31, 2010;

“Change” means any addition to, reduction in, modification of, or removal of the Services;

“Change of Control” means a change in ownership representing fifty percent (50%) or more of the equity ownership of a Party;

“Change Management Process” means the process described in Section 4.2;

“Change Order” means a document executed by the Parties pursuant to the Change Management Process evidencing the Parties’ mutual agreement to a change;

“Committed Resources” means the number of Business Employees identified in Section 6.1 of Schedule C (Prices) for which ALU agrees to pay Service Provider on a quarterly basis for Services as provided in Section 2.1.3.1;

“Committed Resource Price” means the amount identified on Schedule C (Prices) ALU agrees to pay Service Provider on a quarterly basis for Services as provided in Section 2.1.3.1;

“Confidential Information” means this MSA and all information of a confidential nature that is marked with a restrictive legend of the disclosing party or that is identified as confidential at the time of disclosure or that is manifestly of a confidential nature disclosed (by whatever means, directly or indirectly) by either Party (or the disclosing party’s subcontractors, agents, consultants or employees) to the other Party (or that receiving party’s subcontractors, agents, consultants or employees) and which relates to the disclosing party’s business, including any information of a confidential nature relating to the products, operations, processes, plans, intentions, product information, market opportunities or business affairs of the person making the disclosure or its contractors, suppliers, customers, clients or other contacts;

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Party, whether through the ownership of voting securities, by contract, or otherwise;

“DE” means Deployment Engineering Services;

“Deployment Engineering Services” means those Services set forth on Schedule B-1 (Deployment Engineering Services Statement of Work);

“Dispute” means any dispute, controversy, claim or proceeding arising out of or in connection with this MSA;

“Disputed Fees” means a Dispute concerning the accuracy or applicability of any Fee or other invoiced amount;

“EH&S” means environmental health and safety;

“Emergency Event” means an accident, catastrophe, injury, work-induced illness, or other life threatening event, fire, acts of nature, acts of terrorism, or any other similar event;

“End of Term Expiration” means termination of the MSA pursuant to Article 16.1 or Article 16.2;

“ERP” means emergency response plan;

“Essential Portion” has the meaning set forth in Section 7.5.3.1.2;

“Event of Default” has the meaning given to the term in Article 16, which contains the events of default for both Service Provider and ALU;

“Executive Council” means the Executive Council described in Schedule L (Governance);

“Executive Cure Period” has the meaning set forth in Section 16.3;

“Executive Sponsor” means the Executive Sponsor described in Schedule L (Governance);

“Existing Customer” has the meaning set forth in Schedule D (Net New Business);

“Existing Intellectual Property” has the meaning set forth in Section 7.4.1;

“Existing Third-Party Vendors” has the meaning set forth in Section 5Schedule C (Prices); “Fees” means the charges for the Services as set out in Schedule C (Prices);

“Financial Reporting” means the obligations of Service Provider described in Section 9.5;

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

“Force Majeure Conditions” means fire, flood, earthquake, elements of nature, riots, civil disorders, rebellions or revolutions beyond the reasonable control of a Party;

“Funding Mechanism” has the meaning set forth in Section 16.4.5;

“GNEIC” means ALU’s Global Network Engineering and Integration Center in Poland;

“Good Industry Practice” means, in respect of each individual Service, that level of skill, care, prudence, judgment, foresight, integrity and diligence that would be reasonably expected of a provider of services similar to the Services;

“IE” means Integration Engineering Services;

“Inactive Business Employees” has the meaning set forth on Schedule O (Human Resource Requirements);

“Information Security Requirements” means those obligations of Service Provider set forth in Schedule J (Information Security Requirements);

“Initial Term” means the period of time commencing on the MSA Effective Date and continuing until December 31, 2014;

“Insolvency Event” means any of the events described in Section 17.5.1;

“Integration Engineering Services” means those Services set forth on Schedule B-2 (Integration Engineering Services Statement of Work);

“Intellectual Property” means any invention (whether patentable or un-patentable and whether or not reduced to practice), discovery, design, logic flows, computer program, chip topography, semiconductor mask, trade secrets, all proprietary formations, know-how, show-how, confidential business information, analysis, research and development results, logos, or copyrightable work, and any improvements thereto, and any related documentation or information, and all copies and tangible embodiments of the foregoing in whatever form or medium;

“Intellectual Property Rights” or “IPR” means the property rights protected under the patent, copyright, mask work rights, trade secret, trademark or other Intellectual Property or moral rights law of any state or national government including all rights under any registrations with respect to Intellectual Property issued by any governmental authority, as well as all rights under any pending applications for protection (including but not limited to applications for patents or registration);

“Intranet Access” has the meaning set forth in Section 10.2.3;

“IPR Indemnitees” means ALU, its Affiliates, and customers;

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

“Key Performance Indicators” means the performance levels specified in Schedule B (Statements of Work) which will not trigger assessment of Liquidated Damages;

“Key Personnel” means a person occupying a key position, from time to time, including but not limited to those listed in Schedule O (Human Resource Requirements);

“Key Personnel Period” has the meaning set forth in Section 4.6.2;

“Laws” means local, national, regional and international laws, ordinances, regulations, codes, standards, directives and international conventions and agreements to the extent that any of the foregoing have the force of law by being directly enforceable by a governmental authority, a court or other proper tribunal;

“Liquidated Damages” has the meaning set forth in Schedule F (Service Levels and Liquidated Damages);

“Major Modification” means any enhancements, modification or derivative work made or prepared by Service Provider of any ALU Existing Intellectual Property that adds new or different functionality;

“Marks” means a name, logo, trademarks, and other marks;

“Material” means any material in whatever form (including documentary, magnetic, electronic, graphic or digitised), including any methodologies, processes, data, reports, specifications, business rules or requirements, user manuals, user guides, operations manuals, training materials and instructions;

“Material Breach” means a violation of the MSA which is substantial and significant and affords the aggrieved party a right to seek damages;

“Minimum Liquidity Covenant” means the obligations of Service Provider set forth in Section 9.6;

“Minor Modification” means any enhancements, modification or derivative work made or prepared by Service Provider of any ALU Existing Intellectual Property that fixes bugs or malfunctions, but does not add new or different functionality;

“MSA” means this Master Services Agreement, including the schedules, SOWs, and any attachments thereto;

“MSA Effective Date” means the date the MSA becomes effective in accordance with the provisions of Section 6.1;

“MSA Financial Reports” has the meaning set forth in Section 9.5;

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

“NSA” means the National Security Agreement between ALU and the United States government;

“Net New Business” has the meaning set forth on Schedule D (Net New Business);

“Net New Business Agreement” has the meaning set forth in Section 4.1.2;

“Net New Business Products” means those ALU products identified as such on Schedule D (Net New Business);

“Net New Business Services” means those Services identified as such on Schedule D (Net New Business);

“Network Numbers” mean the final, complete list of Services to be provided by Service Provider;

“New Customer” has the meaning set forth in Schedule D (Net New Business);

“New Developments” means new developments to ALU’s Intellectual Property required to provide or use the Services;

“New Services” has the meaning set forth in Section 2.2.2;

“New Third-Party Vendors” has the meaning set forth in Section 5 of Schedule C (Prices);

“Notice of Default” has the meaning set forth in Section 16.3.1;

“Open Source Software” shall include, but not be limited to, any software made available pursuant to a FOSS License, whether in source or object code form. In addition to the preceding sentence, FOSS further includes, but is not limited to, freeware, shareware, free software, open source software, clickware and public domain software. Examples of FOSS include software distributed under the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, the Netscape Public License,) the Common Public License, the Sun Binary Licenses and the Apache Licenses;

“Party” means ALU or Service Provider, as the case may be;

“Parties” means ALU and Service Provider;

“Pass-Through Expenses” means charges to be paid directly by ALU or through a third party in accordance with Section 5.2 and Schedule C (Prices);

“PCB” means polychlorinated biphenyl;

“Permits” means licenses, authorizations, permits and regulatory approvals;

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

“Platform Team” means those persons performing engineering platform Services as described in Schedule B-111 (Deployment Engineering Services Statement of Work);

“PNC Credit Facility” has the meaning set forth in Section 9.5;

“Precluded Products” has the meaning set forth in Schedule D (Net New Business);

“Prerequisites for Secondary Products” has the meaning set forth in Schedule D (Net New Business);

“Primary Products” has the meaning set forth in Schedule D (Net New Business);

“Project” means a specific project for ALU or an ALU customer described in an SOW or Purchase Order, including, but not limited to, RF projects described in Schedule B-3 (RF Engineering Services & Tool Kits Statement of Work);

“Purchase Order” or “PO” means a purchase order issued by ALU to Service Provider under this MSA;

“Purpose” has the meaning set forth in Section 10.2.3;

“Regulatory Authority” means any authority, agency or other body with regulatory jurisdiction over a Party or any business conducted by such Party from time to time;

“Reduction in Force” means a decision by Service Provider to eliminate positions of personnel from Service Provider’s employment;

“Related Documentation” means, with respect to Software and Software development tools, all materials, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written information that describes the function and use of such Software or Software development tools, as applicable;

“Relief Event” means an event addressed by Section 16.10 of this MSA;

“Renewal Term” means a consecutive twelve-month period following expiration of the Initial Term or a prior Renewal Term;

“Restricted Resources” has the meaning set forth in Section 4.6.7;

“RF Engineering Services” means those Services set forth on B-3 (RF Engineering Services & Tool Kits Statement of Work);

*****

“Secondary Products” has the meaning set forth in Schedule D (Net New Business);

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

“Services Commencement Date” means the date that the Transition of Services is completed, which date shall be no later than four (4) weeks from the date the MSA is fully executed, or such other date as the Parties shall agree in writing; provided, however, that in no event will the Services Commencement Date precede the MSA Effective Date;

“Service Levels” means the service levels specified in Schedule F (Service Levels and Liquidated Damages) which may trigger assessment of Liquidated Damages, if not met;

“Service Provider” or “GN” means Goodman Networks Inc.

“Service Provider Developments” has the meaning set forth in Section 7.4.2.4;

“Service Provider Employees” has the meaning set forth in Section 10.1.5;

“Service Provider Indemnitees” means Service Provider, its affiliates, employees, successors, and assigns;

“Service Provider Licensed Materials” has the meaning set forth in Section 7.5.3;

“Service Provider Materials” means any Material owned or licensed by Service Provider and used by or on behalf of Service Provider to perform the Services;

“Service Provider Personnel” has the meaning set forth in Section 10.2.3;

“Service Provider Software” means any Software owned or licensed by Service Provider and used by or on behalf of Service Provider to perform the Services;

“Services” means the services, functions, roles, and responsibilities currently performed by the Business Employees to be performed by Service Provider under each SOW as well as Termination/Expiration Assistance, and such services as are substantially similar thereto. “Services” shall not, however, include services, functions, roles, or responsibilities that are currently performed by GNEIC or configuration engineering services currently provided by ALU product unit technical staff.

“Service Sites” means sites, premises and facilities of ALU and ALU’s customers and other parties’ at which Services are to be performed;

*****

*****

“Software” means the versions of any applications, programs, operating system software, computer software languages, utilities and Related Documentation, in whatever form or media, including the tangible media upon which such applications, programs, operating system

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

software, computer software languages, utilities and Related Documentation are recorded or printed, together with all corrections, improvements, modifications, updates, and releases thereof;

“SOW” means any of the statements of work included in Schedule B (Statements of Work);

“Subcontractor” means a subcontractor of Service Provider or of any subcontractor appointed to perform any of Service Provider’s obligations under the MSA;

“Successor Service Provider” means any third party that provides services similar to the Services (or part of the Services) in replacement for the Services (or in part of the Services) following the termination (including partial termination or expiry) of this MSA;

“Term” means the Initial Term together with any Renewal Terms;

“Termination Assistance” means the Services to be provided by Service Provider upon the expiration or termination of the MSA as prescribed in Article 14 and Schedule P (Termination/Expiration Assistance);

“Termination Assistance Period” means the period of time during which Service Provider will provide the Termination Assistance to ALU or its designee;

“Termination Assistance Plan” means a written termination assistance plan describing the Termination Assistance to be provided by Service Provider to ALU or its designee;

“Termination Date” means the effective date of the termination or expiration under Article 16;

“Third-Party Licensed Materials” means, collectively, Third-Party Software and/or Third-Party Materials;

“Third-Party Software” means any Software owned or licensed by a party other than ALU and Service Provider;

“Third-Party Materials” means any Materials owned or licensed by a party other than ALU and Service Provider;

“Third-Party Vendor” means any third party that is a party to a Third Party Vendor Contract;

“Third-Party Vendor Contract” means those agreements identified on Schedule E (Third-Party Vendors )“Transition of Services” means the activities associated with the transition of Services set forth in Schedule I (DRAFT Transition Project Plan);

“Transition Project Plan” means the transition plan developed between the Parties contained in Schedule I (DRAFT Transition Project Plan);

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE A - DEFINITIONS

“Virus” means computer program virus, drop dead device, Trojan horse, time bomb, back door device, or other code that is harmful, destructive, disabling or which assists in or enables unauthorized access to, or use or modification of, the IT infrastructure and environments (including pre-production, production, development, testing and business continuity environments), whether owned or leased by the Service Provider or the Buyer, that are supported or maintained by the Service Provider as part of the Services, or any data stored on them or otherwise disrupts or impairs the normal operation of such IT infrastructure and environments; and

“WARN Act” means 20 CFR Section 639.4.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE B – STATEMENTS OF WORK

Schedule B-1

*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE B – STATEMENTS OF WORK

Schedule B-2

*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE B – STATEMENTS OF WORK

Schedule B-3

****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE B – STATEMENTS OF WORK

SCHEDULE B-4            Change Order Form

SCHEDULE B-4

Change Order Form

Subcontract Change Order

Project / Network #:

Change Order #:

Revision #:

ALU PO #:

Subcontractor acknowledges that work identified on this SCO is not authorized until approved by Procurement.

All Terms and Conditions of the Subcontract Agreement/Purchase Order between Alcatel-Lucent and the Supplier remain the same.

General Information

Subcontract Company:

Customer Name:

Contact Name:

Location:

Phone #:

ALU Deployment Project Manager:

Fax #:

ALU Customer Project Manager:

Detail Information

Task #

Task Description: Describe required task to include labor and cost of any materials required and date performed

Hours Mat’s/ Travel Task Cost Customer Billable?

TOTAL

Subcontractor Signature: Current ALU

Date SCO Submitted:

Requested Complete

Jim Required?:

Date JIM Submitted: Date:

Alcatel-Lucent Deployment Project Manager Concurrence

To be completed by ALU Procurement ONLY

Signature:

Printed Name: Date:

Hrs. $‘s/Hr. Cost Increase

Site Survey Hrs. Engineering Hrs. Material/Travel Cost Installation Hrs. Lead Installer Hrs. Test Hrs. PM Hrs.

TOTAL PROJECT COST INCREASE

Alcatel-Lucent Procurement Authorization to Proceed

Signature:

Printed Name:

Date:

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE C - PRICES

SCHEDULE C – PRICES

1.	Committed Resource Price and Related Payment Process.

1.1	During the Term, ALU shall pay Service Provider the Committed Resource Price for the Committed Resources for each quarter identified in Section 6.1 of this Schedule C (Prices).

1.2	No later than five (5) days before the beginning of each calendar quarter, ALU will issue to Service Provider a Purchase Order for each workstream for the applicable Committed Resource Price for the upcoming quarter based on Schedule C (Prices). Service Provider may then issue an invoice for each work stream no earlier than the first day of the applicable quarter for the amount of the Committed Resource Price for the quarter which ALU shall pay in accordance with Section 5.1.3 of the MSA. For example, if a workstream Committed Resource Price for the first quarter of 2011 is *****, then ALU will issue a Purchase Order to Service Provider for the greater of the forecast resource level or the Committed Resource Price for that workstream no later than December 26, 2010 and Service Provider may issue an invoice to ALU in the amount of ***** for payment of the Committed Resource Price for that workstream no earlier than January 1, 2011. The following scenarios are provided for illustrative purposes.

Scenario 1: Forecast Greater than the Committed Resource Price

In the scenario in which the forecast is greater than the Committed Resource Price for a workstream (DE, IE or RF), the Service Provider will begin to issue invoices against the same PO for all completed work that exceeds the Committed Resource Price, but does not exceed the forecasted level. If work completed exceeds the forecast level at any time in the quarter, the Service Provider will notify ALU promptly and track the additional work completed through the end of the current month. At month end, the Service Provider will request ALU to issue a new Purchase Order to cover the exact amount of additional work completed beyond the forecasted level. The Service Provider may submit an invoice against the new Purchase Order once issued, for work completed. In any event, if the Parties agree that the workload increases or will increase significantly due to unanticipated orders from ALU customers, then Service Provider may ask ALU promptly to issue a Purchase Order earlier in the process, and ALU will not unreasonably deny such request.

Scenario 2: Forecast Equal to or Less than the Committed Resource Price and Actual Work Performed Exceeds Applicable ***** Hours for the Committed Resource Price

In the scenario where the forecast is equal to or less than the Committed Resource Price, the Service Provider will notify ALU if work completed has exceeded the Committed Resource Price at any time in the quarter and track the additional work completed through the end of the current month. At month end, the Service Provider will request ALU to issue a new PO to cover the exact amount of additional work completed beyond the Committed Resource Price. The Service Provider may submit an invoice against the new Purchase order once issued for work completed. In any event, if the Parties agree that the workload increases or will increase significantly due to unanticipated orders from ALU customers, then Service Provider may ask ALU promptly to issue a Purchase Order earlier in the process, and ALU will not unreasonably deny such request.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE C - PRICES

*****

The Operations Committee will be responsible for discussing and managing issues relating to the Committed Resource Price.

*****

1.4	*****

1.5	Other than the original Committed Resources or Restricted Resources *****, which shall be adjusted before the Services Commencement Date based on the actual number of Business Employees that accept employment with Service Provider, the Parties may make adjustments to the Committed Resources or Restricted Resources by mutual agreement through the following process. Either Party may propose adjustments to the Committed Resources or Restricted Resources through the Operations Committee. The Operations Committee will promptly review the proposed adjustment based on changes in the work load for the Services. The recommendation from the Operations Committee will be submitted to the Steering Committee, which shall have the power to approve the decision to make an adjustment to the Committed Resources and Committed Resources Price or Restricted Resources. The Parties will engage the Operations Committee and the Steering Committee process promptly. Unless otherwise agreed to by the Parties, the change in the Committed Resources and the related Committed Resources Price or Restricted Resources will be made effective as soon as possible but in any event no later than the next calendar quarter.

1.6	*****

2.	Deployment Production Engineering Services and Integration Engineering Services.

Subject to Section 1 of this Schedule C (Prices), with respect to the Deployment Production Engineering and Integration Engineering Services described on Schedules B-1 and B-2, respectively, and Schedule G (Billing Instructions), ALU shall provide quarterly forecasts to Service Provider, consistent with ALU’s Forecast, identifying the aggregate Deployment Production Engineering and Integration Engineering Services that ALU anticipates purchasing over the course of the following calendar quarter. ALU shall provide Service Provider with Network Numbers specifying the particularities of all work requested by ALU customers, including the ALU customer, network, applicable sites, and schedules pertaining to the Deployment Production Engineering and Integration Engineering Services, which shall be binding and shall be used by Service Provider to issue invoices to ALU when the Services have been completed. From time to time, ALU may request Service Provider to use Business Employees to perform additional services at such prices as the Parties shall agree.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE C - PRICES

3.	RF CDMA Engineering Services.

3.1	Subject to Section 1 of this Schedule C (Prices), with respect to the RF Engineering Services described on Schedule B-3, and Schedule G (Billing Instructions), ALU shall provide quarterly forecasts to Service Provider, consistent with ALU’s Forecast, identifying the aggregate anticipated RF Engineering Services that ALU anticipates purchasing over the course of the following quarter. ALU shall provide Purchase Orders on a Project basis to Service Provider as and when Purchase Orders are received from ALU customers for such Services. Service Provider shall submit an invoice for RF Engineering Services upon completion of the applicable Project, which ALU shall pay in accordance with the provisions of Article 5.

3.2	Subject to Section 1 of this Schedule C (Prices), with respect to RF Engineering Services other than Projects addressed in Section 3.1 of this Schedule C (Prices), the provisions of Section 2 of this Schedule C (Prices) shall apply.

4.	Deployment Engineering Estimating Services, Deployment Engineering Platform Services, RF Tool Kits, and RF UMTS Engineering Services.

Subject to Section 1 of this Schedule C (Prices), with respect to the Deployment Estimating (DE) Services, Platform Engineering Services, RF Tool Kits and RF UMTS Services described on Schedules B-1 and B-3, and Schedule G (Billing Instructions), ALU shall provide a Purchase Order to Service Provider for each calendar quarter within five (5) days before the beginning of each calendar quarter for the Services based on the required headcount for such Services, which shall be binding and shall be used by Service Provider to issue invoices to ALU based on such headcount. Service Provider shall issue invoices for Deployment Estimating Services, Engineering Platform Services, RF Tool Kits and RF UMTS Services *****.

For these Services (DE Estimating, DE Platform, RF Toolkits, RF UMTS), no separate forecast view will be provided outside of the committed plan. On an exception basis, ALU may request the Operations Committee to add or decrease headcount resources for any given quarter and would increase the value of the quarterly PO issued to reflect the additional resource requested at the same fixed labor rate.”

5.	Third-Party Vendors.

Subject to Section 4.4 of the MSA, in 2009 and 2010, Service Provider will invoice ALU for Services performed by Third-Party Vendors identified on Schedule E (Third-Party Vendors) (“Existing Third-Party Vendors”) against the applicable Purchase Order for such Services at the respective rate set forth for each such Existing Third-Party Vendor. Beginning January 1, 2011, Service Provider will invoice ALU for Services performed by any Existing Third-Party Vendor against the applicable Purchase Order for such Services at the rate set forth for each Existing Third-Party Vendor *****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE C - PRICES

The foregoing rates are inclusive of travel and living expenses for the RF contractors/subcontractors. For DE and IE Subcontractors, Travel and Living (Section 6.5) is in addition to their hourly rate.

Invoicing for Third Party Vendors for Deployment Production Engineering, Integration Engineering (CDMA, Access, Transport, Voice, Atrium), and RF CDMA invoicing shall be based on ***** Hours.

RF UMTS and RF Toolkit Subcontractors need authorization in writing from ALU for (i) payment greater than 40 hours in any week and (ii) payment for travel for RF Subcontractors.

6.	Prices.

The Fees for Services shall be the following:

6.1	Committed Resource Price and Restricted Resources

The following table identifies the annual Committed Resources based on the number of Business Employees accepting Service Provider’s offer of employment and projected workstream volume. Beginning January 1, 2011, Committed and Restricted Resources shall be calculated based on the number of Business Employees employed by Service Provider as of January 1 of each year of the Term. *****

Note: The term Committed Resources in the foregoing table refers to the annual head count that forms the basis of the Committed Resource Price calculation, and such term does not have any bearing on the Restricted Resources. The terms and conditions regarding Restricted Resources are addressed in Section 4.6.6 of the MSA.

*****

If the RF CDMA project work is not sufficient to require all of the RF CDMA Committed Resources, ALU may request the unused resources to support the UMTS RF Scope of Work. Those resources would count toward the total CDMA Committed Resource Count and be billed accordingly.

6.2	Pass-Through Expenses

Expense Category

*****

In specific ALU approved cases where travel and living would be applicable beyond that included in the Engineering pricing above, pass-through travel and living expenses shall be without markup and shall conform to Service Provider’s travel and living policy guidelines set forth on Schedule Q (Service Provider’s Travel &and Living Expenses).

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE C - PRICES

6.3	Prices to be paid by Service Provider for Loaned Asset Usage and Support

*****

Note: The foregoing are volume-based charges which are subject to change based on changed circumstances.

6.4	Prices for Real Estate

(i) Upon expiration or termination of a Primary Lease (as described in Schedule N-1 [Real Estate License ALU-Leased Premises]), (ii) in the event ALU vacates or sells any Premises (as described in Schedule N-2 [Real Estate License ALU-Owned Premises]), or (iii) if the Parties otherwise agree to do so, the Parties shall discuss options for relocation of Service Provider personnel through the Governance process set forth on Schedule L (Governance). In the event Service Provider provides the Services from alternative locations, Service Provider shall invoice ALU and ALU shall pay Service Provider for its reasonable actual cost for such locations at such rates as the Operations Committee shall decide.

7.	*****

8.	Training

ALU will provide training to Service Provider trainers on new ALU products and releases scheduled to be deployed in ALU customer networks, with each Party covering its own travel expenses for the training. Each training class will be free of charge to Service Provider only the first time it is offered. Service Provider trainers will be responsible for training other Service Provider personnel on an ongoing basis. ALU will not be responsible for training Service Provider personnel on non-ALU products. Additional training requested by Service Provider shall be made available at such rates as the Parties shall agree.

ALU will not compensate Service Provider for time spent by Service Provider employees for training.

9.	Reductions in Force and Underutilization

The Parties shall mutually agree to an ALU Forecast for each upcoming calendar quarter sixty (60) days before the start of the quarter. To the extent the Services actually ordered by ALU exceed the ALU Forecast, then Service Provider shall be responsible for providing these Services. The Service Provider will also be responsible for providing the Services for urgent and short interval resource requirements outside of the forecast, consistent with the terms in Section 4.1, Provision of Services.

Subject to the provisions of Schedule O (Human Resources Requirements), if either Party anticipates that ALU’s demand for Services may not fully utilize the capacity of Service Provider’s personnel providing the Services for a period of sixty (60) days (“Underutilization Situation”), then Service Provider, ALU, or the Operations Committee may notify the Steering Committee of an Underutilization Situation. The Steering Committee will promptly discuss the

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE C - PRICES

implications of such underutilization, including, but not limited to, the potential of reducing the Service Provider personnel through a Reduction in Force, and will promptly develop a plan for aligning the resources with the anticipated changes in demand for Services over time; provided, however, that Service Provider may, at any time, advise ALU of its intent to make a Reduction in Force and such notice will be considered an Underutilization Situation.

*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE D – NET NEW BUSINESS

SCHEDULE D – NET NEW BUSINESS

1. The following capitalized terms shall have the meaning set forth in this Schedule D (Net New Business):

“New Customer” means a party who has not purchased ALU products or services prior to the MSA Effective Date.

“Existing Customer” means a party who has previously purchased ALU products or services, either directly from ALU (or a predecessor-in-interest to ALU) or from a reseller or distributor, as of the MSA Effective Date.

“Primary Products” means any of the following ALU products:

*****

“Secondary Products” means any of the following ALU products:

*****

“Prerequisites for Secondary Products” means the following:

•

An existing agreement for a Secondary Product or previous versions of such Secondary Product has NOT been executed for a particular ALU customer (or associated subsidiaries) within the previous 24 months

•	A sale represents the initial implementation of the Secondary Product for the ALU customer (i.e. greenfield)

•	the sale of product / service can be demonstrated to be a complete replacement for a competitor’s solution

“Precluded Products” means any of the following ALU products:

*****

“Net New Business” means a sale to an ALU customer that meets the criteria specified in Section 2 or Section 3 below.

2. With respect to any New Customer, any sale of Primary Products or Secondary Products meeting any of the Prerequisites for Secondary Products is considered Net New Business.

3. With respect to any Existing Customer, any sale of Primary Products or Secondary Products meeting any of the Prerequisites for Secondary Products not previously purchased by such Existing Customer as of the MSA Effective Date is considered Net New Business.

4. In no event will a sale of Precluded Products to any ALU customer be considered Net New Business.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE D – NET NEW BUSINESS

5. ALU will notify Service Provider of all Net New Business opportunities as and when they occur.

6. ALU reserves the right to modify any of the definitions included in Section 1, subject to Service Provider’s consent, which shall not be unreasonably withheld.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE E – THIRD-PARTY VENDORS

SCHEDULE E – THIRD-PARTY VENDORS

ALU CONTRACTORS
Individual	Vendor	Purchaser	Hourly Rate	Services

*****

ALU SUBCONTRACTORS

*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE F – SERVICE LEVELS AND LIQUIDATED DAMAGES

SCHEDULE F - SERVICE LEVELS AND LIQUIDATED DAMAGES

1.	SLA Assessment Methodology

Each month that Service Provider fails to meet any SLA in a given workstream (DE, IE, RF) (“Service Level Default”), that failure qualifies for application of Liquidated Damages (“LDs”) for such month, depending on whether the calendar quarter average SLAs for such workstream are met as further described below.

For each calendar quarter, each monthly SLA metric within each workstream is totaled and divided by three to obtain the average quarterly SLA metric. If any average quarterly SLA metric is not met for a given workstream (“Quarterly Workstream Failure”), LDs may be assessed. For any Quarterly Workstream Failure, LDs are ***** for the applicable workstream for the month in which there was any SLA failure.

*****

LDs are applied as a credit against the next invoice(s) after becoming owed or when notification of being owed is issued by ALU (Section 4.5.3.1).

The following examples are provided for illustrative purposes.

*****

2.	***** SLAs

2.1.	Deployment Engineering Services

The following are the SLAs for Deployment Engineering Production Services activities:

*****

2.2.	Integration Engineering Services

The following are the SLAs for Integration Engineering Services activities:

*****

2.3.	RF Engineering Services and RF Toolkit

The following are the SLAs for RF Engineering Services and RF Toolkit activities:

2.3.1	RF Engineering Services (CDMA/EVDO & UMTS)

*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE F – SERVICE LEVELS AND LIQUIDATED DAMAGES

2.3.2	RF Toolkit

*****

3.	Service Level Methodology

3.1.	Methodologies

SLA Name	Definition	Source	Documented Process

*****

3.2.	*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

SCHEDULE G – BILLING INSTRUCTIONS

1.	Purchase Order Issue.

ALU shall issue Purchase Orders to the Service Provider for all Services requested. ALU will issue Purchase Orders on the following basis:

1.1.	Purchase Order issue schedule

Service Provided by Service Provider	1 week prior to the start of the quarter	Action required by ALU/Service Provider

Deployment (Production) Integration (separate PO for each technology)	Quarterly PO issued for amount equal to the greater of the committed level of service or forecasted workload; if forecast level is greater, a blanket PO will be issued	Determine if total work completed for the quarter (at month end) has exceeded amount on the quarterly PO based on ***** activities completed.	ALU to issue new POs as needed for additional work completed that exceeds the amount on the quarterly PO; provide approval for applicable invoices received	Service Provider to issue invoices for completed project work that has been reported via weekly project detail summary reports for completed projects

Deployment (Platform) Deployment (Estimating) RF Toolkits RF UMTS	Quarterly PO issued for amount equal to the greater of the committed level of service or forecasted resource need	N/A – no change in resource levels expected within a quarter; on an as needed basis, ALU can issue a second PO for an incremen-tal level of resource	Provide approval for applicable invoices received	Service Provider to issue invoices for completed work (no project detail summary required)

RF (CDMA) (while commitment levels exist)	Quarterly PO issued for amount equal to the greater of the committed level of service or forecasted resource need. External POs to be issued as each project is released with headcount line items at zero cost.	Determine if total work completed for the quarter (at month end) has exceeded amount on the quarterly PO based on *****activities completed.	ALU to issue new POs as needed for additional work completed that exceeds the amount on the quarterly PO; Provide approval for applicable invoices received	Service Provider to obtain SCF* and complete SAF* for all work completed; Service Provider to provide weekly project detail summary report listing completed projects; Service Provider to issue invoices for all completed work

RF (CDMA) (if commitment levels expire)	External POs to be issued as each project is released with fully priced line items ; no quarterly PO required	N/A, no true up required	Send invoices as projects complete, Provide approval for applicable invoices	Service Provider to obtain SCF and complete SAF for all work completed; No project detail summary report required

*	SCF means a Services Completion Form provided by an ALU customer upon completion of the Services indicating such customer’s acceptance of the Services; SAF means a Services Acceptance Form provided by Service Provider to ALU indicating that the applicable Services have been completed.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

1.2	All Purchase orders issued will specify a description of the service required, the start and end date, the quantity and cost of each service to be delivered.

1.3	Quarterly purchase orders issued 1 week prior to the beginning of the quarter will reflect fixed levels and dollars stated in Schedule C (Prices) of the MSA. If the forecasted workload for any quarter exceeds the committed level for the same quarter ALU will issue a PO with an amount equal to the forecasted demand level for that quarter.

1.4	For all quarterly POs issued by ALU, the Service Provider will enter into its system, generate the JCN/SCVF and send to ALU via email; ALU will load the JCN/SCVF into ALU systems.

1.5	*****

1.6	Quarterly Purchase Orders issued for RF-UMTS services will be contingent on the understanding that RF-UMTS resources will be required to enter labor hours into the ALU time reporting tool (Lawson), following the current practices, policies and procedures in effect as of the current date of this agreement. This requirement is limited to the RF-UMTS workstream.

2.0 Instruction for Submitting Invoices

The following information shall be utilized for submitting invoices for ALU Purchase Orders for services rendered. Failure to comply with these requirements will cause the invoice to be rejected.:

2.1	ALU uses the Service Provider invoice number as the tracking number. The invoice number shall be unique to each invoice. If an invoice is returned (rejected) due to billing issues, re-submit the revised invoice with the same invoice number and a “revision” notation. (i.e. xxxxxxx-A)

2.2	ALU processes invoices by project/network number and Purchase Order number; therefore, any invoice without both a project/network number and a Purchase Order number will be rejected and returned to the Service Provider . ALU project/network number will be found on the Purchase Order. This number should always be prominently listed on the invoice.

2.3	Invoices should be generated within *****days after Job Completion. All invoices must be received by ALU within ***** days of job completion. Any invoices received after ***** days of Job Completion will not be paid.

2.4	Invoices to be submitted to ALU via ALU’s approved supplier EDI process using the website at http://www.sorvive.com and choosing the SAP trading partner option. Questions related to this process can be directed to apus@alcatel-lucent.com.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

2.5	Invoices related to all quarterly POs issued by ALU will be sent to ALU via the Sorvive website on the first day of the quarter by the Supplier. Invoices related to completed work throughout the quarter will be submitted to ALU every two weeks via the Sorvive website.

2.6	Invoices shall contain a unique line item for each service rendered. The line item shall contain a description of the service(s) that is consistent with the description on the matching PO issued by ALU.

2.7	Invoices shall include the Customer name and site location (city and state) where services were performed. Invoices for Committed Resources will list Plano, TX as the City and State on the invoice.

2.8

All incremental expenses incurred beyond those that have been pre-authorized with a project proposal need to be submitted to the respective ALU representative for approvals before submitting an invoice for payment. Such expense include T&L charge in excess of per diem allowances, overtime hours, incremental 3rd party service charges, incremental administrative and support charges. The vendor should include an attached written e-mail authorization for such charges together with the invoice.

2.9	For IE Services, if the actual ***** Hours of services completed exceed the original Committed Resource Price within the quarter, the Service Provider shall notify ALU immediately. Once the total invoicing for Integration Engineering has met the IE substreams (CDMA, Access, Transport, Voice, Atrium) total Committed Resource Price, additional *****Hours may be invoiced for any additional IE work in that quarter. (See also Schedule C, Section 1.3.)

2.10	If the RF CDMA project work is not sufficient to require all of the RF CDMA Committed Resources, ALU may request the unused resources to support the UMTS RF Scope of Work. Those resources would count toward the total CDMA Committed Resource Count and be billed accordingly.

3.0 Processes for executing work and approving invoices submitted

ALU and the Service Provider will use one of three workflows to review completed work and approve associated costs for billing authorization

3.1	Billing for charges based on incremental *****hours completed will utilize Model A (applicable to Deployment-Production and all Integration Services). Billing for headcount resource level based work will utilize Model B (applicable to Deployment-Estimating, Deployment-Platform, RF-UMTS and RF-Toolkit Services). Billing for RF-CDMA project work will utilize Model C.

3.2	Project detail summary reports submitted by the Service Provider shall include the following data:

•	ALU Project ID

•	Description/name of service completed or headcount resource unit consumed

•	Start and end dates for activities completed

*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

Model B – Billing based on Headcount Resource Levels

*****

Model C – Billing based on unique project PO issued by ALU

*****

NOTE: For the period where ALU must provide committed CDMA headcount, overruns in project work that exceed that committed level of service will follow the same authorization process as Model A above.

4.0 Change Order Authorization Process

The following diagram illustrates the process to be used for authorizing changes to ***** activities from the original schedule or scope of work:

*****

All change orders not approved by ALU within 48 hours or otherwise disputed without resolution in the same time period may be sent to the Operations Committee for resolution.

5.0 Process for determining ***** hours on Custom Quotes

The following describes the process to be used for determining ***** hours on non-standard project work that is driven from unique Customer requirements:

*****

6.0 Loaned Asset Usage and Support Billing

Service Provider will pay ALU a monthly fee of ***** for Loaned Asset Usage and Support identified in Section 6.6 of Schedule C (Prices) through the processing of a monthly purchase order that the Service Provider will issue to ALU. Upon receipt of the PO issued by the Service Provider, ALU will issue an invoice to the Service Provider to be paid within 30 days.

Upon receipt of the PO issued by the Service Provider, ALU will issue an invoice to the Service Provider to be paid within 30 days.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

SCHEDULE H – BENCHMARKING

1.	Introduction. This Schedule sets forth the general process to be followed and methodology to be applied for Benchmarking. It is the intent of the Parties that Benchmarking be a collaborative process. In this regard, each Party shall cooperate with the reasonable requests of the Benchmarker for any information or data related to the MSA to the extent necessary for the Benchmarker to perform the Benchmark.

2.	Definitions. As used in this schedule, the following terms have the meanings set forth below. Capitalized terms not otherwise defined in this Schedule have the meanings given them in the MSA or in Schedule A (Definitions) to the MSA.

(a)	“Benchmark Rate” means the median price paid by the members of the Peer Group for the Services subject to the Benchmark.

(b)	“Benchmarked Services” means the Services subject to the applicable Benchmark.

(c)	“Benchmarker” means a mutually agreed upon third-party expert in an objective measurement and comparison process.

(d)	“Benchmarking Process” has the meaning set forth in Section 5 of this Schedule.

(e)	“ALU Environment” means the Hardware, Software and operating requirements used by Service Provider to provide the Services.

(f)	“Peer” means each entity included in a Peer Group.

(g)	“Peer Group” means collectively, the entities selected to be in the group from which information is gathered to conduct the Benchmark and to create the Benchmark Rate, and is comprised of entities that in the aggregate meet the Peer Group Criteria.

(h)	“Peer Group Criteria” means the criteria used to construct the Peer Group as further described in Section 7 of this Schedule.

3.	General Rules.

(a)	ALU may, on or after January 1, 2011, measure the Pricing and quality of Services (including Service Levels) under this MSA as compared to other organizations receiving similar services (a “Benchmark”). At the option of ALU, for each Benchmark, ALU may Benchmark (i) all Services or (ii) one or more types or suites of Services (the “Benchmarked Services”). ALU may not Benchmark a Service Suite more frequently than once each *****.

(b)	The Benchmark shall be based upon and consistent with, in all material respects, the benchmarking methodology, principles and approach as set forth in this Schedule (the “Benchmark Methodology”). Not less than thirty (30) days prior to the commencement date of any Benchmark, ALU shall notify Service Provider of its intent to commence the Benchmark. In its Notice of intent to conduct a Benchmark, ALU shall define:

(i)	The Service suite that ALU intends to Benchmark (if ALU does not intend to Benchmark all Services); and

(ii)	The approximate date of the commencement of the Benchmark.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

(c)	ALU and Service Provider shall be equally responsible for all fees and expenses payable to the Benchmarker in connection with Benchmarks.

(d)	The Parties shall cooperate with each other and the Benchmarker to facilitate the Benchmark, which shall include performing their respective responsibilities set forth in the Benchmark Methodology and providing the Benchmarker with all information reasonably requested by the Benchmarker in accordance with the terms of the Benchmark Methodology. Prior to conducting the Benchmark, the Benchmarker shall execute a confidentiality agreement that includes obligations to maintain appropriate confidentiality requirements under the MSA and such other provisions that ALU may require in its reasonable discretion.

(e)	The Parties will cause the Benchmarker to deliver the results of the Benchmark (the “Benchmark Results”) in written reports as set forth in the Benchmark Methodology.

4.	Adjustments; Adjustment Plan.

(a)	At the completion of the Benchmark Review Period (as hereinafter defined) the Benchmark Results will be assigned into one of two categories based on the variance between the Benchmark Results and the MSA:

i.	If the Benchmark Results demonstrate that the price/quality comparison of the Prices and related Service Levels provided to the Parties is in the ***** the Parties agree that no changes to the MSA or Prices will be required.

ii.	If the Benchmark Results demonstrate that the price/quality comparison of the Prices and related Service Levels provided by Service Provider to ALU does not place in the *****, then the Parties shall provide these results to the Steering Committee for its review and consideration. The Steering Committee will determine any appropriate adjustments to Schedule C (Prices) based on the results; if, however, the members of the Steering Committee cannot agree within fourteen (14) days, then Schedule C (Prices) will be amended prospectively to place Prices in the *****of the Peer Group.

iii.	*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

5.	Initiation and Planning.

(a)	The Parties and the Benchmarker will formulate (i) the scope of the Benchmark; (ii) the roles and responsibilities of each of the entities involved; (iii) the expectations of the Parties; (iv) the proposed timing for conducting the Benchmark; and (v) other relevant items associated with conducting the Benchmark ((i) through (v), collectively, the “Benchmarking Process”).

(b)	Promptly following the initial meeting, the Parties will cause the Benchmarker to develop a project plan that outlines the tasks, duration and milestones that, among other things, will provide for the integration of the efforts of Service Provider, ALU and the Benchmarker and will include, but not be limited to:

(i)	Collection of data to be used in the Benchmark;

(ii)	Agreement upon the Peer Group and normalization process;

(iii)	Attendance at workshops and review meetings;

(iv)	Comparing the services received by the members of the Peer Group to the Benchmarked Services; and

(v)	Reporting and reconciliation of the Benchmark Results.

The Parties will use commercially reasonable efforts to meet their obligations therein.

6.	Data Collection.

(a)	Responsibilities for data collection will involve both ALU and Service Provider. The precise nature and source of the required data will depend on the Benchmarked Services and the responsibilities of ALU and Service Provider. The Benchmarker will apprise ALU and Service Provider of the metrics that will be required in sufficient detail such that the Parties can establish the necessary administrative processes to capture the necessary metric data. Each Party will have ten (10) days to respond to Benchmarker data requests unless otherwise agreed. Requested data shall be in a format requested by Benchmaker. The exact metrics to be included in the Benchmark study will be contingent upon: (i) the detail in which the Benchmarker maintains cost and pricing data within its database; (ii) Service Provider’s ability to capture pricing information at the desired level of detail; and (iii) the appropriateness of specific metrics to the specific circumstances of the MSA. If Service Provider does not capture pricing information at the level contained in the Benchmarker’s database, Service Provider and the Benchmarker will cooperate to calibrate the information (whether information captured by Service Provider, information in the database, or both) such that it is usable for purposes of the Benchmark. Service Provider will not be obligated to provide the Benchmarker with Service Provider’s cost data or data relating to other customers of Service Provider.

(b)	On completion of data collection, the Parties will cause the Benchmarker to undertake appropriate validation procedures and resolve any issues of completeness, accuracy and understanding of the data jointly with ALU and Service Provider. ALU and Service Provider will jointly confirm the completeness and accuracy of the data and agree that the collected data represents the scope of the Benchmarked Services.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

7.	Peer Group Agreement.

(a)	The Parties will cause the Benchmarker to propose a Peer Group that meets the following Peer Group Criteria: The Peer Group shall consist of a sample of at least six (6) and no more than twelve (12) entities proposed by the Benchmarker that have outsourced the provision of services similar to the Benchmarked Services, the constitution of which has at least two (2) entities in the telecommunications industry, and which entities (i) conduct activities similar to the Services for operations located in North America, and (ii) conduct activities that are similar in scope, volume and complexity to the Benchmarked Services, and maintain similar service levels to those associated with the Benchmarked Services.

(b)	The Parties will cause the Benchmarker to propose the Peer Group based upon the Peer Group Criteria, except that the Peer Group Criteria may be modified, as reasonably agreed by the Parties, to account for:

(i)	differences between the Peer Group Criteria and the sampling of information contained in the database maintained by the Benchmarker;

(ii)	a lack of sufficiently available peers to build a Peer Group of an acceptable size; and

(iii)	the inability to create a Peer Group due to the combinations required by the Peer Group Criteria.

(c)	The Parties and the Benchmarker will participate in a meeting or workshop to review the characteristics of the proposed Peer Group. The Parties, along with the Benchmarker, will reasonably agree upon the Peer Group from the entities (i) proposed by the Benchmarker or (ii) identified by a Party. It will be deemed unreasonable for a Party to object to an entity to be part of the Peer Group if that entity materially met the Peer Group Criteria.

(d)	In the event that a Peer Group cannot be developed that matches all requirements, the Parties and the Benchmarker will formulate an approach that can substantially satisfy the Peer Group Criteria and still meet the requirements of the Benchmark.

8.	Comparisons.

(a)	Upon request of either Party, the Benchmarker will review and explain its Benchmark methodology, including how each of the entities in the Peer Group

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

matches and does not match the relevant factors of the Benchmark and how the normalization approach will be applied. The Parties will cause the Benchmarker to provide a written summary of the Benchmarking Process and to perform the Benchmark in accordance therewith.

(b)	The Parties will cause the Benchmarker to:

(i)	Use Pricing data compiled from ALU’s usage of the relevant Services for the most recent twelve (12) months, or in the event that a Service has recently completed transition such that twelve (12) month’s of Prices data are not available for such Services in the transitioned state, the annualized Prices data from such Service subsequent to the completion of transition.

(ii)	Use database information that is no more than twenty-four (24) months old from the commencement of the Benchmark, unless the Parties agree upon a longer period.

(c)	The Benchmarker will normalize all Peer Group data to allow for any effects of identifiable characteristics that are different from the ALU Environment to the extent that they might have, in the opinion of the Benchmarker, a material effect on the Benchmark Results. Factors related to normalization to be taken into consideration by the Benchmarker include, but are not limited to: (i) geographic location of a Peer; (ii) industry differences affecting costs; (iii) related discounts and pricing credits; (iv) economies of scale; (v) scope of services, workload and complexity factors (including but not limited to unique software requirements); (vi) service levels and related service level credits; (vii) minimum revenue, term commitments and any restrictions on offshoring; (viii) volume of services being provided; (ix) upfront investments by service providers; (x) whether transition charges were paid by the customer as incurred or amortized over the term of the agreement; (xi) whether the service provider purchased any of the customer’s assets; (xii) refresh obligations; and (xiii) the transfer of employees from the customer to the service provider.

9.	Delivery of the Report.

Promptly following the completion of the comparisons, the Benchmarker will prepare a preliminary report of the Benchmark Results for review by ALU and Service Provider. The Benchmark Results must state whether the Prices and quality of the Services are at or above the top twenty-five percent (25%) of the Peer Group and must include sufficient documentation for the Parties to determine how the Benchmarker reached its results. The Parties will have thirty (30) days to review and provide comments on the preliminary report (the “Benchmarking Review Period”). Any such comments will be provided in writing to the Benchmarker with a copy provided to the other Party. As part of such review and comment process, either Party may request the Benchmarker to provide the data on which its findings are based. If there are issues raised in response to the

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

Benchmark Results, the Benchmarker shall review the issues raised and any other materials submitted by either Party, make the necessary corrections in accordance with Sections 6, 7 and 8 of this Schedule, and thereafter submit a final set of Benchmark Results, including any revisions to the original Benchmark Results. The Parties may dispute the findings in the final report in accordance with the MSA; provided that a Party’s failure to object to a conclusion included in the preliminary report will preclude such Party from objecting to the same conclusion in the final report, except to the extent that the review raised an issue that was not evident in the initial review. The report of the Benchmarker including the Benchmark Results shall be treated as Confidential Information of each Party.

10.	Roles and Responsibilities.

The responsibilities of ALU, Service Provider and the Benchmarker include the following:

(a)	Service Provider shall:

(i)	Nominate a project leader/single point of contact for purposes of the Benchmark.

(ii)	Use commercially reasonable efforts to comply with its obligations under this Schedule.

(iii)	Collect, validate as accurate and submit Benchmarking data to the Benchmarker.

(iv)	Cause its appropriate executives to attend a reasonable number of workshops/review meetings/presentations, etc.

(v)	Accept and provide comments to the preliminary Benchmark report.

(vi)	Be responsible for all of its internal costs incurred in meeting its responsibilities under this Schedule, provided the efforts required can be performed with the resources Service Provider normally assigns to the Services.

(b)	ALU shall:

(i)	Nominate a project leader/single point of contact for purposes of the Benchmark.

(ii)	Use commercially reasonable efforts to comply with its obligations under this Schedule.

(iii)	Accurately collect, validate and submit Benchmarking data to Benchmarker.

(iv)	Cause its appropriate executives to attend a reasonable number of workshops/review meetings/presentations, etc.

(v)	Accept and provide comments to the Benchmark report.

(vi)	Be responsible for all costs of the Benchmarker and its internal costs incurred in meeting its responsibilities under this Schedule.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

(c)	The Benchmarker shall:

(i)	Nominate a project leader/single point of contact for purposes of the Benchmark.

(ii)	Manage the Benchmarking process.

(iii)	Define necessary data to be collected.

(iv)	Undertake the Benchmark as agreed.

(v)	Communicate progress to Service Provider and ALU and coordinate with the nominated project leaders.

(vi)	Act as arbiter of any disputes that arise during the Benchmarking process (except disputes that arise with regard to the Benchmark Results, which will be resolved in accordance with the MSA).

(vii)	Present the Benchmark Results in preliminary and final reports.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

SCHEDULE I – DRAFT TRANSITION PROJECT PLAN

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

SCHEDULE J – INFORMATION SECURITY REQUIREMENTS

PRIVACY AND DATA PROTECTION

CONTROLLER TO PROCESSOR

This Schedule J (Privacy and Data Protection Schedule) is a schedule to the Master Services Agreement (“MSA”) and, to the extent applicable, defines the terms and conditions that must be complied with in order for Service Provider to have access to and the right to process, collect, read, view, manage, transfer, use, and/or store (“Process”) Alcatel-Lucent Personal Data (as defined below), which may be Processed by Service Provider pursuant to the MSA and this Schedule J.

For purposes of this Schedule J, the term “Alcatel-Lucent Personal Data” shall mean any data or information in ALU systems or on ALU’s intranet that may be accessed and/or Processed by Service Provider or provided by ALU to Service Provider and which can be used to identify an individual, directly or indirectly. Examples of Alcatel-Lucent Personal Data includes, but are not limited to, the names, addresses, telephone, and/or cell phone numbers, address (work and home), IP addresses, and other personally identifiable information of individuals, whether an ALU employees, customers, or suppliers, and as defined under the applicable laws, governing the protection and use of personally identifiable information.

This Schedule J shall be effective the earlier of the date ALU and Service Provider execute the MSA Effective Date (as defined in the MSA) and the date ALU first discloses or provides Service Provider access to Alcatel-Lucent Personal Data. This Schedule J shall survive termination of the MSA as such relates to the Processing of Alcatel-Lucent Personal Data, and to the extent that there is a conflict between the MSA and this Schedule J, this Schedule J shall prevail. The terms and condition and duties and obligations of this Schedule J are incorporated into the MSA by reference hereof.

SCOPE OF SCHEDULE J

In providing the Services (as defined in the MSA), ALU shall provide Service Provider access to Alcatel-Lucent Personal Data for Processing.

As required by law and ALU policies in effect on the MSA Effective Date, which may be modified from time to time, Service Provider shall comply with the requirements of this Schedule J as well as the MSA and only Process the Alcatel-Lucent Personal Data for the Purpose (as defined below). Any changes required by ALU resulting from changes in any applicable laws or ALU policies after the MSA Effective Date shall be handled through the Change Management Process in the MSA.

1.0	Alcatel-Lucent Personal Data

ALU shall entrust Service Provider (i) with access to and the right to Process, as applicable, the following Alcatel-Lucent Personal Data: current and/or former Alcatel-Lucent Personal Data,

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

including ALU personnel, customer, supplier and other third party personally identifiable information as stored in ALU’s systems or as otherwise provided by ALU to Service Provider and (ii) for the following purpose only: to allow Service Provider to perform and ALU to receive the Services, as defined in the MSA (“Purpose”).

2.0	Duties and Obligations of Service Provider

2.1 Service Provider will Process, and will require any authorized Third Party Vendor or Subcontractor (as those terms are defined in the MSA), to only Process the Alcatel-Lucent Personal Data solely for the Purpose defined in Section 1 to the exclusion of any other purposes, except where there is a legal obligation and/or regulatory obligation, or where Service Provider is required to respond to a request from a legal or regulatory body, in which case ALU (and the applicable ALU personnel, customer, supplier, or other third party) and/or owner or subject of the specific Alcatel-Lucent Personal Data (“Data Subject”) must, where required and/or permitted by law, be informed prior to such disclosure.

2.2 Service Provider shall not Process, and shall not permit its Third Party Vendors or Subcontractors to Process, the Alcatel-Lucent Personal Data except as otherwise provided in this Schedule J and/or the MSA. Any additional instructions or authorizations as may be provided by ALU in writing from time to time shall be handled pursuant to the Change Management Process in the MSA.

2.3 Except as otherwise provided in this Schedule J and/or the MSA, Service Provider will not disclose or transfer the Alcatel-Lucent Personal Data to a third party except with the expressed written authorization of ALU and any such authorized transfer shall be pursuant to the terms and conditions of this Schedule J and the MSA.

3.0	Data Subject’s Rights

3.1 As applicable, Service Provider will provide, or cause its authorized Third Party Vendors or Subcontractors to provide, as applicable, the Data Subject with the rights of access, corrections, blocking, suppression, or deletion of such Data Subject’s specific Alcatel-Lucent Personal Data in accordance with the specific instructions of the applicable Data Subject, if applicable, in compliance with applicable laws and ALU Data Privacy Policies.

3.2 Service Provider shall comply, and require its authorized Third Party Vendors or Subcontractors to comply, with all reasonable instructions from ALU to rectify, delete and update any Alcatel-Lucent Personal Data in Service Provider’s or Service Provider’s Third Party Vendors’ and Subcontractors’ possession and shall confirm to ALU within a reasonable time, but no more than thirty (30) days from the request, that it has done so.

3.3 Service provider acknowledges that ALU may, where appropriate, act on the Data Subject’s behalf concerning the Processing of his or her personal data. Service Provider will deal with all inquiries promptly and, in any event, within a reasonable time frame.

3.4 Service Provider shall provide adequate safeguards with respect to the protection of Alcatel-Lucent Personal Data and the Data Subject’s fundamental rights to privacy and

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

protection of their personal data, and shall comply with the laws relating to the Processing of personally identifiable information. The Parties shall comply with and accept the terms and conditions as provided in Attachment A, which is incorporated into this Schedule J and the MSA by reference hereof.

4.0 Data Security

In providing the appropriate and required level of security for the Alcatel-Lucent Personal Data, Service Provider undertakes to institute and maintain, and/or cause to be instituted and maintained, the appropriate data protection and security measures that are required based upon the sensitive nature of the Alcatel-Lucent Personal Data, as defined by the applicable privacy and data protection laws. Those measures shall include, but shall not be limited to:

4.1	Access Control

Services Provider shall use commercially reasonable efforts to implement and/or cause to be implemented commercially reasonable and industry acceptable security measures in order to prevent unauthorized persons from gaining access to the computer, systems, media and/or Processing equipment where the Alcatel-Lucent Personal Data is Processed. Any persons authorized by Service Provider and approved by ALU to have access to and/or Processing rights for the Alcatel-Lucent Personal Data must be bound by terms and conditions as restrictive as those provided in this Schedule J and the MSA, or as otherwise required by law to protect, respect and maintain the confidentiality and security of the applicable Alcatel-Lucent Personal Data.

4.2	Alcatel-Lucent Personal Data - Media Control

Service Provider undertakes to implement, and shall cause its authorized Third Party Vendors and Subcontractors to use commercially reasonable efforts to implement, commercially reasonable and industry acceptable measures to prevent the unauthorized reading, copying, alteration, or removal of the data media used by Service Provider for the Processing of Alcatel-Lucent Personal Data. Service Provider shall use, where commercially reasonable and applicable, encryption for any Alcatel-Lucent Personal Data transmitted to ALU or any authorized third party and such Alcatel-Lucent Personal Data will be password protected when stored on Service provider systems and/or media. Service Provider shall identify the person(s) to whom Service Provider transmits the Alcatel-Lucent Personal Data and use all reasonable and necessary efforts to provide that such person(s) is the sole and intended recipient of such transmission or transfer.

4.3	Access Control to Data Processing Systems

Service Provider agrees that only those persons that are or will be entitled to and/or are authorized to access and/or use Service Provider’s data processing system or the data processing system owned by the third party authorized by ALU on which the Alcatel-Lucent Personal Data may reside from time to time or be processed and/or transferred will only be able to Process the Alcatel-Lucent Personal Data within the scope of this Schedule and the MSA and only to the extent covered by their respective access permission (authorization). Service Provider will use commercially reasonable efforts to implement commercially reasonable and industry acceptable measures to prevent the unauthorized access, reading, alteration or deletion of any stored

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

Alcatel-Lucent Personal Data including, but not limited to, encryption, where applicable and commercially reasonable, industry standard and password protection media. Service Provider shall provide to ALU a current and updated list(s) of the groups of Service Provider’s or its authorized Third Party Vendor’s and Subcontractors’ personnel having access permission to the Service Provider and/or such authorized third party’s systems and/or media on which the Alcatel-Lucent Personal Data resides as well as those having Processing authority to transfer and/or access the Alcatel-Lucent Personal Data.

4.4	Transport Control

Service Provider shall, and shall cause its authorized Third Party Vendor and Subcontractor to, use commercially reasonable efforts to implement commercially reasonable and industry acceptable measures to prevent the Alcatel-Lucent Personal Data from being read, copied, altered, or deleted by unauthorized parties during the transmission thereof or during the transport of the data media containing such Alcatel-Lucent Personal Data. In addition, Service Provider shall be obligated to enable the verification and tracing of the locations, individuals and/or destinations to which the Alcatel-Lucent Personal Data is scheduled to be and/or has been transmitted and/or transferred. To the extent applicable, Service Provider shall use, at a minimum, encryption for any sensitive Alcatel-Lucent Personal Data and password protection when transmitting any and all Alcatel-Lucent Personal Data in order to prevent provide such Alcatel-Lucent Personal Data from being accessed by individuals other than the individual to whom the Alcatel-Lucent Personal Data is intended to be transmitted and/or transferred or who is authorized to have access.

4.5	Input Control

To the extent applicable, Where Processing occurs on a system other than the ALU system, Service Provider shall provide and/or cause to be provided, in order for tracking of any and all Processing of the Alcatel-Lucent Personal Data by Service Provider and/or authorized third parties, the ability to review and determine the time, date, and the access/entry points wherein the Alcatel-Lucent Personal Data is/was entered into and/or accessed through the Service Provider’s or any Third Party Vendor or Subcontractor’s systems where the Alcatel-Lucent Personal Data may be stored and/or Processed to support and/or provide the Services.

4.6	Separation of Alcatel-Lucent Personal Data

To the extent Service Provider shall, and shall cause its authorized Third Party Vendors and Subcontractors to, use commercially reasonable efforts to provide store, access, Process and/or separate Alcatel-Lucent Personal Data, once removed and/or retrieved from any ALU storage system (e.g., laptop or through the intranet), from other Service Provider’s, Third Party Vendors’, and Subcontractors’ (and any other third party, as applicable) and/or Service Provider’s customer (or authorized third party customer) data while in the possession of and/or under the Processing by Service Provider, Third Party Vendors, or Subcontracts authorized and permitted pursuant to this Schedule and the MSA.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

4.7	Contingency of Business

Service Provider shall use commercially reasonable efforts to implement, or shall cause to be implemented, commercially reasonable, and industry acceptable security measures in order to prevent Alcatel-Lucent Personal Data from being accidentally damaged or lost including, but not limited to, implementing a tracking system that identifies the location of the Alcatel-Lucent Personal Data at all times, once the Alcatel-Lucent Personal Data is retrieved and/or removed from the ALU system/data base, and the individual and/or entities in possession of such Alcatel-Lucent Personal Data and/or the media containing such Alcatel-Lucent Personal Data.

4.8	Notice of Unauthorized Access and/or Processing of Alcatel-Lucent Personal Data

In the event Service Provider has actual knowledge of or reason to believe that there has been a security breach of the systems and/or media containing Alcatel-Lucent Personal Data or systems used to provide the Services and/or any unauthorized Processing of, access to and/or loss of Alcatel-Lucent Personal Data, or the media containing such Alcatel-Lucent Personal Data, (“Security Breach”), Service Provider shall promptly, but within no more than 72 hours, notify ALU of such and shall use commercially reasonable efforts necessary including those as may be required by law, to contain such Security Breach and to prevent any further Security Breaches. Service Provider shall require its Third Party Vendors and Subcontractors to comply with this clause.

4.9	Alcatel-Lucent Personal Data Security - Minimum Requirements

Service Provider certifies, acknowledges and agrees that the Alcatel-Lucent Data Security Standards and Questionnaire completed by Service Provider on April 24, 2009, attached to this Schedule as Attachment B and incorporated by reference hereof, represents the current status of Service Provider’s data security systems and processes. Service Provider agrees to maintain and/or use, and/or cause to be maintained and used, commercially reasonable efforts to institute data security process and/or system improvements in order to comply with ALU’s minimum requirements as provided in the Alcatel-Lucent Data Security Standards and Questionnaire.

5.0	Limitation of Liability and Indemnification

Unless otherwise required by the applicable law, Service Provider’s liability for breach of its duties and obligations under this Schedule and/or the MSA as such relates to the Alcatel-Lucent Personal Data shall be as provided in Section 11.1.4 of the MSA.

6.0	Choice of Law for Enforcement of Privacy and Data Protection Rights

The applicable data privacy and protection laws of the country and/or state of the applicable Data Subject shall apply to the misuse and/or breach of the obligations of each Party as it relates to the protection and Processing of Alcatel-Lucent Personal Data; provided, however, that disputes between the Parties relating to this Schedule J shall be governed in accordance with the MSA.

7.0	Changes and Termination of the Agreement

If either party terminates the MSA including this Schedule J pursuant to Section 16 of the MSA, Service Provider shall, and shall cause all Third Party Vendors and Subcontractors to, promptly

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

destroy or return, as requested by Alcatel-Lucent or the Data Subject, all such Alcatel-Lucent Personal Data provided pursuant to this Schedule J and/or the MSA unless otherwise prohibited by law.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

ATTACHMENT A – DATA PRIVACY – CONTROLLER TO PROCESSOR

For the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries the following terms and conditions shall apply as applicable.

Either Party may be a Data Exporter and/or Data Importer as defined hereunder depending on the individual transfer or data as defined in the Agreement. The Data Exporter and the Data Importer have agreed on the following terms and conditions in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the Data Exporter to the Data Importer of the personal data specified in this Attachment A.

1.0	Definitions

For the purposes of this Attachment A:

(a) “personal data,” “special categories of data, “process/processing,” “controller,” “processor,” “data subject” and “supervisory authority/authority” shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (hereinafter the “Directive”);

(b) the “data exporter” shall mean the controller who transfers the personal data;

(c) the “data importer” shall mean the controller who agrees to receive from the data exporter personal data for further processing in accordance with the terms of these clauses and who is not subject to a third country’s system ensuring adequate protection.

(d) the “applicable data protection law” means the legislation protecting the fundamental rights and freedoms of natural persons and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the Member State in which the data exporter is established;

(e) the “technical and organizational security measures” means those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

2.0	Details of the transfer

The details of the transfer, and in particular the categories of personal data and the purposes for which they are transferred, are specified in the DPA [?].

3.0	Third-party beneficiary clause

The Data Subjects can enforce the DPA as it relates to the following clauses of this Attachment A: Clause 4(b), (c) and (d), Clause 5(a), (b), (c) and (e), Clauses 6.1 and 6.2 and Clause 7, 9 and 10 as third-party beneficiaries. The Parties do not object to the Data Subjects being represented by an association or other bodies if they so wish and if permitted by national law.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

4.0	Obligations of the data exporter

The data exporter agrees and warrants:

(a)	that the processing, including the transfer itself, of the personal data by him has been and, up to the moment of the transfer, will continue to be carried out in accordance with the relevant provisions of the Member State in which the data exporter is established (and where applicable has been notified to the relevant authorities of that State) and does not violate the relevant provisions of that State;

(b)	that if the transfer involves special categories of data the Data Subject has been informed or will be informed before the transfer that this data could be transmitted to a third country not providing adequate protection;

(c)	to make available to the Data Subjects, upon request, a copy of this Attachment A; and

(d)	to respond in a reasonable time and to the extent reasonably possible to enquiries from the supervisory authority on the processing of the relevant personal data by the data importer and to any enquiries from the Data Subject concerning the processing of this personal data by the data importer.

5.0	Obligations of the data importer

The data importer agrees and warrants:

(a)	to process the personal data only on behalf of the data exporter and in compliance with the data exporter’s instructions and the clauses; if the data importer cannot provide such compliance for whatever reason, the data importer agrees to inform, promptly, the data exporter of the data importer’s inability to comply, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(b)	that he has no reason to believe that the legislation applicable to himprevents him from fulfilling his obligation under the contract and that in the event of a change in that legislation which is likely to have a substantial adverse effect on the guarantees provided by the Clauses, he will notify the change to the data exporter as soon as he is aware, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(c)	that the data importer has implemented the technical and organizational security measures specified in Appendix 2 before processing the personal data transferred;

(d)	to process the personal data in accordance with the mandatory data protection principles set out in Chapter III of this Attachment A;

(e)	to deal promptly and properly with all reasonable inquiries from the data exporter or the data subject relating to this processing of the personal data subject to the transfer and to cooperate with the competent supervisory authority in the course of all its inquiries and abide by the advice of the supervisory authority with regard to the processing of the data transferred;

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

(f)	at the request of the data exporter to submit its data processing facilities for audit which shall be carried out by the data exporter or an inspection body composed of independent members and in possession of the required professional qualifications, selected by the data exporter, where applicable, in agreement with the supervisory authority; and

(g)	to make available to the Data Subject, upon request, a copy of the Clauses set out in this Attachment A and indicate the office which handles complaints;

(h)	that the data importer shall promptly notify the data exporter about:

(i)	any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation;

(ii)	any accidental or unauthorized access; and

(iii)	any request received directly from the data subjects without responding to that request, unless the data importer has been otherwise authorized to do so.

6.0	Liability

6.1	The Parties agree that a Data Subject, who has suffered damage as a result of any violation of the provisions, referred to in Clause 3, is entitled to receive compensation from the data exporter for the damage suffered. The Parties agree that they may be exempted from this liability only if they prove that neither of them is responsible for the violation of those provisions.

6.2	If a data subject is not able to bring the action referred to in paragraph 6.1 arising out of a breach by the data importer of any of his obligations referred to in Clause 3 against the data exporter because the data exporter has disappeared factually or has ceased has ceased to exist in law or became insolvent, the data exporter agrees that the data subject may issue a claim against the data importer as if he were the data exporter.

6.3	The Parties agree that if one party is held liable for a violation referred to in paragraph 6.1 by the other party, the latter will, to the extent to which it is liable, indemnify the first party for any cost, charge, damages, expenses or loss it has incurred.

6.4	Indemnification is contingent upon; (a) the data exporter promptly notifying the data importer of a claim; and (b) the data importer being given the possibility to cooperate with the data exporter in the defence and settlement of the claim.

7.0	Mediation and Jurisdiction

7.1	The Parties agree that if there is a dispute between a Data Subject and either party, which is not amicably resolved, and the Data Subject invokes the third-party beneficiary provision in Clause 3.0, they accept the decision of the Data Subject:

(a)	to refer the dispute to mediation by an independent person or, where applicable, by the supervisory authority; and/or

(b)	to refer the dispute to the courts in the Member State in which the data exporter is established.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

7.2	The Parties agree that, by agreement between a Data Subject and the relevant party, a dispute can be referred to an arbitration body, if that party is established in a country which has ratified the New York convention on enforcement of arbitration awards.

7.3	The Parties agree that paragraphs 7.1 and 7.2 apply without prejudice to the Data Subject’s substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

8.0	Cooperation with supervisory authorities

8.1 The Parties agree to deposit a copy of this Attachment A with the supervisory authority if it so requested or if such deposit is required under national or international law.

8.2 The Parties agree that the supervisory authority as the right to conduct an audit of the data importer which has the same scope and is subject to the same conditions as would apply to an audit of the data exporter under the applicable data protection law.

9.0	Obligation after the Termination of personal data processing services

9.1 The Parties agree that the termination of this Attachment, at any time, in any circumstances and for whatever reason, does not exempt them from the obligations and/or conditions under this Attachment A as it relates to the processing of the data transferred.

9.2 The Parties agree that on the termination of the provision of data processing service, the data importer shall, at the choice of the data exporter, return all the personal data transferred and the copies thereof to the data exporter or shall destroy all the personal data and certify to the data exporter that he has done so, unless legislation imposed upon the data importer prevents him from returning or destroying all or part of the personal data transferred. In that case, the data importer warrants that he will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

9.3 The data importer warrants that upon request of the data exporter and/or the supervisory authority, he will submit his data processing facilities for an audit of the measures referred to in paragraph 9.2.

10.0	Governing Law

The clauses shall be governed by the laws of the Member State in which the Data Exporter is established with respect to the Data Subject. With respect to the Parties, the governing law shall be as set forth in the MSA.

11.0	Variation of this Attachment A

The Parties undertake not to vary or modify the terms of the clauses of this Attachment A.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

EXHIBIT 1 - MANDATORY REQUIREMENTS OF THE DIRECTIVE

Appendix 1 to the standard contractual clauses

The terms Data exporter, Data importer, Data subjects, Purposes of the transfer, Categories of data, Sensitive data, Recipients, and Storage limit shall be as set forth below and in the applicable System Annex:

1.0	Data exporter:

(The data exporter is (please specify briefly your activities relevant to the transfer):

One who sends data via an ALU issued e-mail account.

The employees of Service Provider who will be sending the Alcatel-Lucent Personal Data from the Alcatel-Lucent system to another recipient.

2.0	Data importer:

(The data importer is (please specify briefly your activities relevant to the transfer):

This is anyone who and any account that receives the data from the Data Exporter.

The Alcatel-Lucent entity or any third party to whom Service Provider send the Alcatel-Lucent Personal Data.

3.0	Data subjects:

The personal data transferred concern the following categories of data subject (please specify):

Alcatel-Lucent employee personal data;

Alcatel-Lucent customer personal data;

Third Party personal data; and

Service Provider employee personal data.

•	List of Restricted people

•	List of Key Individuals

•	NSA / CFIUS List

•	List of people who have login permissions to the ALU network

•	Communication regarding a person for removal from a job

4.0	Categories of data

The personal data transferred concern the following categories of data (please specify):

SSN, HRID, UPI, Name, Gender, work phone number(s), cell phone number(s), home phone number(s), home address, marital status, DOB, Years of Service, salary grade, and salary.

5.0	Special categories of data (if appropriate)

The personal data transferred concern the following special categories of data (please specify):

Sensitive data such as SSN, HRID, UPI, Gender, marital status, DOB, Years of Service, salary grade, and salary.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

6.0	Processing operations:

The personal data transferred will be subject to the following basic processing activities (please specify): Email, data base retrieval.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

Appendix 2 to the Standard Contractual clauses

This Appendix forms part of the Clauses and must be completed and signed by the Parties.

Description of the technical and organizational security measures implemented by the data importer in accordance with Clauses 4(d) and 5(c):

Chapter III - Appendix 2 to the standard contractual clauses

Mandatory data protection principles referred to in the first paragraph of Clause 5(b)

To the extent applicable, these data protection principles should be read and interpreted in the light of the provisions (principles and relevant exceptions) of Directive 95/46/EC.

They shall apply subject to the mandatory requirements of the national legislation applicable to the data importer which do not go beyond what is necessary in a democratic society on the basis of one of the interests listed in Article 13(1) of Directive 95/46/EC, that is, if they constitute a necessary measure to safeguard national security, defence, public security, the prevention, investigation, detection and prosecution of criminal offences or of breaches of ethic for the regulated professions, an important economic or financial interest of the State or the protection of the data subject or the rights and freedoms of others.

1.	Purpose limitation: data must be processed and subsequently used or further communicated only for the specific purposes in Chapter II. Data must not be kept longer than necessary for the purposes for which they are transferred.

2.	Data quality and proportionality: data must be accurate and, where necessary, kept up to date. The data must be adequate, relevant and not excessive in relation to the purposes for which they are transferred and further processed.

3.	Transparency: data subjects must be provided with information as to the purposes of the processing and the identity of the data controller in the third country, and other information insofar as this is necessary to ensure fair processing, unless such information has already been given by the data exporter.

4.	Security and confidentiality: technical and organisational security measures must be taken by the data controller that is appropriate to the risks, such as unauthorised access, presented by the processing. Any person acting under the authority of the data controller, including a processor, must not process the data except on instructions from the controller.

5.	Rights of access, rectification, erasure and blocking of data: as provided for in Article 12 of Directive 95/46/EC, the data subject must have a right of access to all data relating to him that are processed and, as appropriate, the right to the rectification, erasure or blocking of data the processing of which does not comply with the principles set out in this chapter, in particular because the data are incomplete or inaccurate. He should also be able to object to the processing of the data relating to him on compelling legitimate grounds relating to this particular situation.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

6.	Restrictions on onwards transfers: further transfers of personal data from the data importer to another controller established in a third country not providing adequate protection or not covered by a decision adopted by the Commission pursuant to Article 25(6) of Directive 95/46/EC (onward transfer) may take place only if either:

(a)	Data Subjects have, in the case of special categories of data, given their unambiguous consent to the onward transfer or, in other cases, have been given the opportunity to object. The minimum information to be provided to data subjects must contain in a language understandable to them:

•	the purposes of the onward transfer,

•	the identification of the data exporter established in the Community,

•	the categories of further recipients of the data and the countries of destination, and

•	an explanation that, after the onward transfer, the data may be processed by a controller established in a country where there is not an adequate level of protection of the privacy of individuals; or

(b)	the data exporter and the data importer agree to the adherence to the Clauses of another controller which thereby becomes a party to the Clauses and assumes the same obligations of the data importer.

7. Special categories of data: where data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs or trade union memberships and data concerning health or sec life and data relating to offences, criminal convictions or security measures are processed, additional safeguards should be in place within the meaning of Directive 95/46/EC, in particular, appropriate security measures such a strong encryption for transmission or such as keeping a record of access to sensitive data.

8. Direct marketing: where data are processed for the purposes of direct marketing, effective procedures should exist allowing the data subject at any time to “opt-out” from having his data used for such purposes.

9. Automated individual decisions: data subjects are entitled not to be subject to a decision which is based solely on automated processing of data, unless other measures are taken to safeguard the individual’s legitimate interests as provided for in Article 15(2) of Directive 95/46/EC. Where the purpose of the transfer is the taking of an automated decision as referred to in Article 15 of Directive 95/46/EC, which produces legal effects concerning the individual or significantly affects him and which is based solely on automated processing of data intended to evaluate certain personal aspects relating to him, such as his performance at work, creditworthiness, reliability, conduct, etc., the individual should have the right to know the reasoning for this decision.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

ATTACHMENT B – ALCATEL-LUCENT DATA SECURITY STANDARDS AND QUESTIONNAIRE

*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

SCHEDULE K – LICENSED, LOANED AND SHARED ASSETS

I.	ALU EXISTING INTELLECTUAL PROPERTY

Business Area	Category	Description	Workstream
*****

II.	ALU PROVIDED THIRD-PARTY LICENSED MATERIALS

Business Area	Category	Description	Workstream
*****

III.	LOANED ASSETS

Business Area	Category	Description	Workstream
*****

IV.	SHARED ASSETS

Business Area	Category	Description	Workstream
*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

SCHEDULE L - GOVERNANCE

This Schedule establishes and maintains the formal processes for managing the ALU and Service Provider relationship under the MSA. To further such purpose, this Schedule establishes an agreed upon governance operating model with the following three major components:

1.	Governance Roles and Responsibilities;

2.	Organization and Staffing; and

3.	Processes.

ALU and Service Provider will be responsible for supporting the development and implementation of the operating model by providing expertise, best practices, templates, tools and personnel resources, and complying with the obligations set forth in the MSA.

Written minutes of each decision including the details of representative votes is required for all decisions by each Executive Council, Steering Committee, or Operations Committee.

Notwithstanding anything to the contrary, ALU will have the exclusive right and authority in each of the Executive Council, Steering Committee, and Operations Committee to: (1) set ALU’s wireline and wireless strategies; (2) determine, alter, and define any or all of ALU’s network operations, access service assurance, and other business processes; (3) define and prescribe design standards and architecture with regard to the technology platform and infrastructure for all ALU locations; (4) assess Service Provider’s quality and performance pursuant to the measurement criteria set forth in this MSA; and (5) define the design, build, operation, maintenance and decommissioning of ALU systems and services. Service Provider shall at all times during the Term and any Disengagement Assistance period, perform and provide the Services in accordance, compliance and conformity with the strategies, processes, standards and policies described in the immediately preceding sentence. With respect to the Services provided to ALU, ALU may consider and approve or reject, in its discretion, any and all Service Provider-proposed decisions with respect to major infrastructure design, technical platform, architecture, processes, and standards that could reasonably be expected to increase the amounts payable by ALU for the Services or to increase the costs incurred by ALU in operating its business. Notwithstanding the above, any changes in these items that affect the Services shall be handled in accordance with the Change Management Process.

OBJECTIVES OF GOVERNANCE OPERATING MODEL.

•

The ALU executives and senior management responsible for ALU Deployment Engineering, Integration, and RF services will continually understand the purpose and scope of the relationship, key contractual terms and milestones, and expectations of Service Provider’s performance.

•	Facilitate communication and change management between Service Provider and ALU Business Units.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

•	Enhance clarity of related obligations, decision rights, accountabilities, roles and responsibilities between the Parties.

•	Foster proactive thoughts and actions, strategic planning, and resolution of problems that cannot be readily resolved in the ordinary course of business.

1. GOVERNANCE OPERATING MODEL ROLES AND RESPONSIBILITIES

ALU’s and Service Provider’s Responsibilities:

a)	Staff an organization with personnel focused on the work of governance as described in the process section below. That work includes financial, performance, and contract management oversight.

b)	Facilitate and negotiate changes to the scope of Services, Statement of Work, performance requirements, and Charges.

c)	Work together to resolve and manage any issues or disputes between the Parties with respect to the MSA.

d)	Work together to implement a set of mutually agreed principles, guidelines, and processes for the management of the relationship between the Parties and the performance of their respective obligations under the MSA.

e)	Facilitate a process to ensure the Parties remain aligned on the realization of the business benefits to each Party that caused it to enter into the MSA while respecting the economic imperatives of each Party.

f)	Ensure that all problems, issues, or exceptions escalated in connection with the performance of the Services under the MSA are expeditiously, effectively, and efficiently resolved.

g)	Ensure and facilitate ALU and Service Provider participation in the governance protocols, processes, and relationship management activities.

Each Party will bear its own costs in establishing and operating this governance model during the term of the MSA. The Parties will function as a team focused on partnership surrounded by effective communication; resolving issues clearly, timely, and professionally towards a solution that benefits both Parties.

2. OPERATING MODEL - GOVERNANCE ORGANIZATION AND STAFFING

Both Parties will put in place a governance organization and capability that will contain all the resources required to ensure the performance of its obligations set forth in the MSA and this Schedule and will collaborate in the design, implementation, and maintenance of the overall governance operating model. The personnel assigned by each Party to the governance board will be empowered with decision-making authority to exercise their responsibilities as set forth in the MSA and this Schedule.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

Service Provider and ALU will staff the governance boards described below with qualified, skilled, and experienced personnel with applicable organizational and business domain experience.

The Executive Sponsors will establish the following governance boards:

•	Executive Council (Overall oversight of the relationship);

•	Steering Committee (Focus on long-range planning and alignment of Business Needs and Service performance); and

•	Operations Committee (Tactical execution of the MSA).

A depiction of this model follows:

*****

Executive Council

Within five (5) days after the MSA Effective Date, the Executive Council will be formed and consist of the following individuals:

•	ALU Executive Sponsor; and

•	Service Provider Executive Sponsor.

Each Party shall appoint a senior corporate officer to be its executive sponsor (“Executive Sponsor”). Each Party may replace its Executive Sponsor at any time. The Executive Council will meet, in person or via teleconference, when either Party requests such a meeting. The Executive Sponsor is the responsible individual assigned by each Party to manage the strategic and business relationship between the Parties. Each will have overall responsibility for strategic planning and managing the relationship.

Steering Committee

Within five (5) days after the MSA Effective Date, the Steering Committee will be formed and consist of the following individuals:

•	ALU Business Unit Executives;

•	ALU Service Delivery Executives;

•	ALU Program Manager;

•	Service Provider Business Unit Executives;

•	Service Provider Service Delivery Executives; and

•	Service Provider Program Manager.

The Steering Committee will together establish appropriate communication, management, and interface processes between and among ALU, Service Provider, and any third parties.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

Each Party may replace its Steering Committee member, at any time, at the discretion of such Party. The Steering Committee will meet monthly, or otherwise as required, via teleconference or in person and at such place and time as determined by agreement of the ALU Relationship Manager and the Service Provider Account Manager), and proxy representation at such meetings will not be allowed. The first such meeting of the Steering Committee will be held no later than ten (10) days after the MSA Effective Date. Either Party may call an extraordinary meeting of the Steering Committee on giving five (5) days prior written notice where there are circumstances that the notifying Party reasonably considers exceptional. Any such notice will specify the reasons and background to the calling of an extraordinary meeting.

A quorum of two representatives of each of the Parties is required for a valid meeting of the Steering Committee.

The responsibilities of the Steering Committee are:

(a)	Securing support for the projects and critical project timelines that Service Provider requires to meet savings targets;

(b)	Agreeing on the strategy for creating and reviewing short and long-term proposals requiring investment by ALU or Service Provider;

(c)	Reviewing Service Provider performance, including assessing overall Service Levels and resolving any Liquidated Damages issues, with respect to the MSA;

(d)	Defining changes to the Services each year, if any, in accordance with the procedures set forth in the MSA;

(e)	Addressing any dispute referred to the Steering Committee by the Operations Committee;

(f)	Evaluating and deciding whether to pursue Net New Business opportunities as requested by either Party; and

(g)	Identifying issues that require escalation to the Executive Council for resolution that cannot be resolved by the Steering Committee.

Operations Committee

Within five (5) days of the MSA Effective Date, the Operations Committee will be formed and consist of the following individuals:

•	ALU Operations Leader(s);

•	ALU Program Manager(s);

•	Service Provider Operations Leader(s); and

•	Service Provider Program Manager(s).

The Operations Committee will meet not less than weekly, or as otherwise required, at a time and location to be agreed between the representatives. The first such meeting will be held within ten (10) days after the MSA Effective Date. Either Party may call an extraordinary meeting of the Operations Committee where there are circumstances that the notifying Party reasonably considers exceptional.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

A quorum of one representative of each of the Parties is required for a valid meeting of the Operations Committee.

The responsibilities of the Operations Committee will be as follows:

(a)	Reviewing Service Provider’s supporting processes for managing ALU Deployment Engineering, RF Engineering, and Integration lines of business and any other line of business under the MSA;

(b)	Managing to resolution operational issues identified by the Operations Committee as pertinent to Service Provider’s performance of the Services;

(c)	Reviewing Service Provider’s performance of the Services against the applicable Service Level requirements and the results of any root cause analysis performed as a result of missed Service Levels;

(d)	Identifying issues that require escalation to the Steering Committee for resolution that cannot be resolved by the Operations Committee; and

(e)	Discuss and manage Business Planning, Forecasting, and Capacity Utilization.

3. ESCALATION PROCESS FOR CRITICAL OPERATIONAL ISSUES

The Parties agree to the following escalation process for problem management of critical operational issues that may have a significant adverse impact on the Services as follows:

Escalation Path for Critical Operational Issues
Governance Board	Action / Timing
*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE M – NSA COMPLIANCE REQUIREMENTS

SCHEDULE M - NSA COMPLIANCE REQUIREMENTS

*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

SCHEDULE N-1 REAL ESTATE LICENSE (ALU Leased Premises)

THIS LICENSE AGREEMENT (this “Agreement”), is effective as of the Services Commencement Date, as such term is defined in the below-described Master Services Agreement (hereafter, the “Commencement Date”), by and between Alcatel-Lucent USA Inc., a Delaware corporation, (“Licensor”), having a place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and Goodman Networks, Inc., a Texas corporation (“Licensee”), whose address is 6400 International Parkway, Suite 1000, Plano, TX 75093-8212.

W I T N E S S E T H

WHEREAS, simultaneously herewith, Licensor and Licensee are entering into a certain Master Services Agreement (the “MSA”) pursuant to which Licensee will be performing certain services for Licensor; and

WHEREAS, Licensor is the tenant of certain space in the building described on Exhibit A hereto (the “Building”) pursuant to the lease also identified on Exhibit A hereto (as amended and assigned through the date of this License, the “Prime Lease”); and

WHEREAS, Licensee desires permission to use the premises more particularly described on Exhibit C attached hereto and made a part hereof (the “Premises”) situated in the Building solely for general office and laboratory use (with such laboratory use being restricted to the areas being used for laboratory use as of the Commencement Date) and as otherwise permitted by the Prime Lease (the “Permitted Use”); and

WHEREAS, Licensor is willing to grant Licensee such permission, and Licensee has agreed to accept a license for such use, all upon the terms and conditions stated herein.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration paid by Licensee to Licensor, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

ARTICLE 1 - LICENSE

A. Licensor does hereby grant to Licensee and its Subcontractors (as such term is defined in the MSA) a license (the “License”) to use the Premises for the purpose of the Permitted Use. Licensee shall not, and shall not permit any other person or entity to, use the Premises in any manner or for any activity that is not a Permitted Use or expressly permitted by this Agreement.

B. Licensor shall have a continuing right to relocate any or all of the Premises within the Building, at any time throughout the term of the License, at Licensor’s expense.

ARTICLE 2 – TERM

A. This Agreement and Licensee’s and its Subcontractors’ ability to use the License shall commence on the Commencement Date and terminate upon the earlier to occur of (a) at any time the MSA shall expire or terminate; (b) expiration of the Prime Lease; or

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

(c) the termination of the License, in whole or in part, by Licensor or Licensee on at least ninety (90) days prior written notice to the other party to be effective as of the last day of any calendar quarter on or after December 31, 2010 (the “Term”). Notwithstanding the foregoing, it is expressly understood and agreed by and between the parties hereto that the License shall be terminable by Licensor at its sole discretion as provided in Article 7 of this Agreement, or upon at least sixty (60) days prior written notice in the event (i) the Prime Lease is terminated; or (ii) Licensor vacates the Building. Upon any such termination, Licensee shall immediately quit and surrender the Premises and leave them in the condition as provided in Article 6 of this Agreement. Licensor shall not be liable to Licensee for any damages, compensation or claim by reason of inconvenience, annoyance, injury, loss or otherwise resulting from the cancellation and/or termination of the License or this Agreement. Notwithstanding the above, Licensor shall use commercially reasonable efforts to keep the Prime Lease in effect and shall be liable to Licensee for any direct (but not consequential or special) damages resulting from it requesting or causing termination of the Prime Lease. Licensor hereby agrees to provide Licensee written notice of intent to vacate the Building as soon as reasonably practicable.

B. During the Term, Licensee may surrender, in the condition required by this Agreement, all or any contiguous portion of the Premises to Licensor on at least ninety (90) days prior written notice to Licensor to be effective as of the last day of any calendar quarter on or after December 31, 2010.

C. During the Term, Licensee may request expansion of the Premises to include additional general office space and/or laboratory space, or reconfiguration of the Premises among those two uses of the Premises. The Operations Committee (as defined in the MSA) will review and address such request within a reasonable time.

ARTICLE 3 – CONDITION OF PREMISES

Licensee shall be solely responsible for and shall promptly pay for any preparation of the Premises for use by Licensee to the extent to that Licensee requests or requires any changes to the Premises, including, without limitation, any construction, required demising or separation of the Premises from the balance of Licensor’s space in the Building and any costs not included in the License Fee (defined below) incurred by Licensor relating to the Premises, including, but not limited to, costs for additional security cards or modifications to card readers or other security arrangements. Licensor shall provide the necessary security cards and readers as of the Commencement Date for the Business Employees (as defined in the MSA) to gain access to the Premises to provide the Services set forth in the MSA. Licensor makes no representations or warranties as to the condition of the Premises or fitness of the Premises for Licensee’s proposed use or any other use. Licensee accepts the Premises “AS-IS” with all defaults, latent and patent. Licensor considers the Premises to be satisfactory in their present condition (as of the Commencement Date) for Service Provider to provide the Services under the MSA.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

Except as otherwise specifically set forth herein, Licensor does not agree to provide Licensee with any services under this Agreement or License. Licensee, at its sole cost and expense, shall keep the Premises in good order and condition, reasonable wear and tear excepted, to Licensor’s reasonable satisfaction.

ARTICLE 4 – LICENSE FEE

Commencing on the Commencement Date, Licensee will pay to Licensor, without set-off, deduction or demand, a monthly license fee (the “License Fee”) in the amount set forth on Exhibit B during the term hereof. The License Fee shall include the services listed on Exhibit B.

ARTICLE 5 - FEES, TAXES, PERMITS AND OTHER EXPENSES

Licensee shall pay all Federal, state and local taxes as may be applicable to the License Fee, License and this Agreement (including any increased ad valorem taxes specifically assessed against the Building as a result of Licensee’s use of the Premises). Licensee further agrees to procure, maintain and pay for all Federal, state, local, county and quasi-governmental agency fees and permits required in connection with its use of the Premises.

ARTICLE 6 - LICENSEE’S COVENANTS

A. During the Term and then only to the extent applicable to Licensee, Licensee shall be solely responsible for any alterations, improvements, fixtures, or other changes made to the Premises for the Permitted Use. At the end of the term hereof, Licensee shall (i) remove all of Licensee’s alterations, improvements, fixtures, equipment and personal property, if any, from the Premises and repair all damage caused by such removal; and (ii) quit and surrender the Premises in “broom clean” condition and otherwise in as good a condition as existed immediately prior to the commencement of Licensee’s use of the Premises. Nothing contained herein shall entitle Licensee to remove any furniture, equipment or other property from the Premises that belongs to Licensor or any third party. Licensee shall not make any improvements, additions or alterations of any kind to the Premises without first securing Licensor’s written consent to each such improvement, addition, or alternation. Licensee shall, at its sole cost and expense, keep the Premises and the Building free of all liens and encumbrances created or suffered by Licensee. Licensee further agrees to repair, at its sole cost and expense, any damage caused by Licensee, its employees, agents or invitees. Licensee shall defend, indemnify and save Licensor harmless (including reasonable attorney’s fees and other costs of defense) from any and all liens placed on the Premises arising out of Licensee’s activities at the Premises and shall cause any such liens to be removed from the Premises and the Building within ten (10) days after Licensee receives notice thereof.

B. Licensee shall not, nor shall it permit any other person or entity to, generate, store, transport, treat, dispose of or use Hazardous Substances (as hereinafter defined) on the

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

Premises. Notwithstanding the foregoing, any Hazardous Substances lawfully permitted and generally recognized as necessary and appropriate for general office use may be stored and used on the Premises in de minimus quantities so long as (i) such storage and use is in the ordinary course of Licensee’s business permitted under this License; and (ii) such storage and use is performed in compliance with all applicable laws.

C. Licensee shall, at Licensee’s sole cost and expense, maintain and take good care of the Premises, including the fixtures and appurtenances thereon and the furniture and equipment therein, and make all repairs and replacements thereto as and when needed to preserve them in at least the condition which existed on the Commencement Date, normal wear and tear and damage by casualty and the elements not Licensee’s responsibility to repair or replace, excepted. Any damage or injury to the Premises or to any part of the Building caused by or resulting from any use, act or omission (including, without limitation, the moving of Licensee’s property) by Licensee, Licensee’s agents, employees, invitees, Subcontractors or licensees (each, a “Licensee Party”) shall be repaired, at Licensee’s sole cost and expense, by Licensee to Licensor’s reasonable satisfaction (if the required repairs are nonstructural in nature, do not effect any Building system and do not affect any portion of the Building outside the Premises), or by the landlord under the Prime Lease (the “Prime Landlord”) or Licensor (if the required repairs are structural in nature, affect any Building system or affect any portion of the Building outside of the Premises).

D. Prime Landlord, Licensor and their respective agents shall have the right, from time to time throughout the term hereof, to enter the Premises at all reasonable times during normal business hours (and at any time in case of emergency) to examine the same, to show the Premises to prospective tenants and to make such repairs, alterations, improvements or additions as they may deem necessary provided that such persons shall use commercially reasonable efforts not to interfere with Service Provider’s providing the Services under the MSA.

ARTICLE 7 – DEFAULT

In addition to any and all other rights or remedies provided in this Agreement or which Licensor may have at law, in equity, or otherwise, if the MSA shall terminate or expire or if Licensee shall (i) fail to pay the License Fee in full within five (5) days of its due date or (ii) fail to comply with any of Licensee’s other material obligations under this Agreement and such noncompliance continues for more than ten (10) days after notice by Licensor to Licensee of such non-compliance, or if such non-compliance is of such a nature that it can be remedied but cannot be completely remedied within ten (10) days, Licensee fails to commence to remedy such non-compliance within ten (10) days after such notice, or, with respect to any such noncompliance, Licensee, having commenced such remedy within ten (10) days after such notice, fails to diligently prosecute to completion all steps necessary to remedy such noncompliance, then Licensor shall have the right to terminate the License and this Agreement upon notice to Licensee, and upon the giving of such notice, the License and this Agreement shall terminate, and Licensee shall immediately quit and surrender the

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

Premises and leave them in the condition as required by Article 6 hereof. With respect to pay the License Fee under subsection (i) above, Licensor shall provide Licensee with written notice of such failure and Licensee shall remedy the failure within five (5) days of receipt of such written notice. If Licensee does not remedy the failure within five (5) days after receipt of the written notice of failure, then Licensor may terminate this Agreement.

ARTICLE 8 – MUTUAL INDEMNIFICATION

A. Each party, for itself and its affiliates, agents and subsidiaries and their agents, employees or representatives (“Indemnifying Party”), agrees to indemnify, defend, protect and hold the other party, and the other party’s affiliates, agents and subsidiaries, and their respective employees, officers, directors and shareholders (jointly and severally with the other party, the “Indemnified Parties”) harmless from and against any damages, beyond normal wear and tear, to the Premises or to any adjoining or related property, arising from or connected with the use of the Premises by the Indemnifying Party, or by any other person or entity authorized by such Indemnifying Party, or claiming by, under or through the Indemnifying Party, during the term of the License and this Agreement. Indemnifying Party assumes full and complete responsibility for any and all claims, damages, injuries, liabilities, costs and expenses to the extent caused in any way by such Indemnifying Party arising from or relating to the License and this Agreement.

B. The Indemnifying Party further agrees to indemnify, defend, protect and hold the Indemnified Parties, harmless from and against all liabilities, losses, damages, claims, demands, costs, expenses and judgments of any nature, including reasonable attorneys’ fees and disbursements related thereto, arising or allegedly arising from or in connection with:

(i) any injury to, or the death of, any person or loss or damage to any property on or about the Premises or any adjoining or related property, arising from or connected with the use of the Premises by the Indemnifying Party, or by any other person or entity authorized to use the Premises by the Indemnifying Party, or claiming by, under or through the Indemnifying Party, during the term of the License and this Agreement; or

(ii) the performance of any labor or services or the furnishing or delivery of any equipment, supplies or other property in respect of the Premises or any part thereof at the request of the Indemnifying Party; or

(iii) any damage or loss to any personal property brought onto the Premises by or with the permission of the Indemnifying Party; or

(iv) any and all claims arising from any breach or default in the performance of any obligations on the Indemnifying Party’s part to be performed under the terms of the License, the MSA or this Agreement, or arising from any act or negligence of the Indemnifying Party or any of its contractors or invitees; or

(v) any and all claims arising from the generation, storage, transportation, treatment, disposal of or use on the Premises of hazardous or toxic substances or wastes, as defined under any applicable Federal, state, county, city and local laws, rules, regulations, statutes, ordinances and codes (“Hazardous Substances”), by the Indemnifying Party or any of its contractors or invitees during the term of the License and this Agreement; or

(vi) any and all claims resulting from any laws, rules, codes, regulations and orders of all Federal, state and municipal governments, agencies and departments which may be applicable in any manner to the Indemnifying Party’s use, occupancy, maintenance or repair of the Premises or any violation, actual or alleged, of same.

C. Notwithstanding anything to the contrary contained in this Agreement, in the event the Indemnifying Party fails to comply with the terms hereof, the Indemnified Parties, whether singularly or in combination, may, but shall not be obligated to, take such acts as may be necessary to remedy the default and the Indemnifying Party shall promptly reimburse the Indemnified Parties for any and all reasonable costs incurred by such Indemnified Parties in connection therewith, including without limitation, reasonable attorneys’ fees and disbursements.

ARTICLE 9 – INSURANCE

A. Licensee, at its expense, shall obtain and keep in force the following minimum insurance coverages and limits: (i) Commercial General Liability Insurance, including contractual liability, using standard insurance policy forms, such as ISO CG 00 001 7 98 or current equivalent, in the latest form available in the state where the Building is located, on an occurrence basis with combined single limits of not less than ***** per occurrence for bodily injury or property damage, (ii) worker’s compensation insurance, as prescribed by law of the state where the Building is located, (iii) employer’s liability insurance with limits of at least ***** per occurrence, and (iv) insurance against fire and other casualties insurable under a standard fire insurance policy with extended coverage endorsement covering all property within the Premises (other than personal property identified on Schedule K (Licensed, Loaned and Shared Assets) to the MSA, which shall be insured by Licensor) with limits equal to the replacement value of such property. For avoidance of doubt, Licensee is not required to obtain insurance on the Building. Such general liability insurance shall name Prime Landlord, Licensor and their respective officers, directors, employees, agents and shareholders, as additional insureds. Such casualty insurance shall name Licensee, Licensor and Prime Landlord as insureds as their interest may appear. All such insurance shall be primary, without contribution from any other insurance carried by or for the benefit of Licensor, Prime Landlord or any mortgagee.

B. Licensee shall deliver to Licensor prior to the Commencement Date copies of the policy or policies required hereunder, or a certificate of insurance satisfactory to Licensor evidencing such insurance coverage. The policy or policies shall be issued by insurance companies duly licensed to do business in the jurisdiction where the Building is located with an AM Best rating of A- or better and shall not be cancelable or subject to reduction of coverage or other modification without thirty (30) days prior written notice to Licensor.

C. Licensee’s insurers shall not assert against Licensor, or any of its subsidiaries, affiliates, or their respective officers, directors, shareholders, agents or employees, any right of subrogation for any injury or damage whether due to negligence or otherwise.

ARTICLE 10 - NO ASSIGNMENT

The License herein granted is granted exclusively to Licensee and its Subcontractors for their exclusive use and may not be assigned, sublicensed, shared or otherwise be made beneficially available to any other person or entity.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

ARTICLE 11 – LAWS, REGULATIONS AND POLICIES

Licensee, at its sole cost and expense, shall, and shall cause all of its employees, Subcontractors and agents to, comply promptly with all laws, rules, codes, regulations and orders of all Federal, state and municipal governments, agencies or departments having jurisdiction over the subject matter of the License and this Agreement and which may be applicable in any manner to Licensee’s use, occupancy, maintenance and repair of the Premises; (ii) all Building rules and regulations; and (iii) comply with the security, confidentiality, and other Licensor policies applicable to Licensee or its employees, including the terms relating to information security in the MSA. This Agreement shall be governed by the law of the jurisdiction where the Premises are located without regard to conflict of law provisions and any disputes shall be handled in accordance with the dispute resolution provisions set forth in the MSA.

ARTICLE 12 – NOTICES

All notices, requests, demands and other communications shall be in writing and shall be deemed given if personally delivered, sent by facsimile with confirmation, or mailed, express or certified mail, return receipt requested, or by nationally recognized overnight courier service, to the following addresses:

If to Licensor:	Alcatel-Lucent USA Inc.
600 Mountain Avenue, Building 3
Murray Hill, New Jersey 07974
Attention: Lease Administration

With a copy to:	Alcatel-Lucent USA Inc.
600 Mountain Avenue
Murray Hill, New Jersey 07974
Attention: Corporate Counsel Real Estate

If to Licensee:	Goodman Networks, Inc.
6400 International Parkway, Suite 1000
Plano, TX 75093-8212
Attention: Facilities Manager (as of the MSA Effective Date, Rhonda Patrick)

With a copy to:	Goodman Networks, Inc.
6400 International Parkway, Suite 1000
Plano, TX 75093-8212
Attention: General Counsel (as of the MSA Effective Date, Skip Hulett)

ARTICLE 13 - NO LEASE

It is specifically understood and agreed that this instrument is not a lease.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

ARTICLE 14 – NO BROKERS

Licensee and Licensor each represent and warrant to the other that, it has not dealt with or engaged a broker in connection with the License and this Agreement. Each party covenants and agrees to defend, indemnify and hold the other harmless from any and all claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys’ fees and other costs of defense) arising out of a breach of this representation. This Paragraph shall survive the expiration or earlier termination of the term of the License and this Agreement.

ARTICLE 15 LICENSOR’S AGREEMENTS

Licensor represents to its knowledge that (a) a true and complete copy of the Prime Lease (excluding redacted terms and conditions not relevant to Licensee) has been provided to Licensee, (b) the Prime Lease is in full force and effect, (c) Licensor is not in default in the payment of rent or additional rent under the Prime Lease, and (d) Licensor has not received any notice of default under the Prime Lease, except for any defaults which Licensor has cured and Prime Landlord is no longer claiming to exist. Licensor shall not voluntarily terminate the Prime Lease except pursuant to a right of termination expressly set forth in the Prime Lease, subject to the notice provisions of Article 2. If the Prime Lease shall terminate for any reason then this License shall also terminate subject to the notice provisions of Article 2. Licensor shall not be liable for any such termination unless such termination (a) shall have arisen out of a default under the Prime Lease by Licensor not arising out of a default hereunder by Licensee or (b) shall have been effected by Licensor in violation of this Article. Licensor shall maintain in full force and effect all insurance it is required to have pursuant to the Prime Lease. Licensor shall (i) defend, indemnify and save Licensee harmless (including reasonable attorney’s fees and other costs of defense) from any and all liens placed on the Premises arising out of Licensor’s activities at the Premises and (ii) cause any such liens to be removed from the Premises and the Building within ten (10) days after Licensor receives notice thereof, to the extent such liens interfere with Licensee’s ability to provide Services as described in the MSA.

ARTICLE 16 – MISCELLANEOUS

This Agreement constitutes the entire agreement between Licensor and Licensee relating to the subject matter hereof and shall not be changed in any manner except by a writing executed by both parties. This Agreement is the result of negotiations between knowledgeable parties and their respective attorneys; accordingly, it shall be construed without regard to any presumption or rule requiring construction against the party causing an instrument or any portion thereof to be drafted. This Agreement may be executed and delivered in any number of counterparts, including delivery by facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the case of any conflict between the provisions of the MSA and this Agreement, the provisions of this Agreement shall control for purposes of this Agreement.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

This provision shall not be interpreted as extending the terms and conditions of this Agreement beyond this Agreement to the MSA or any of the other schedules, exhibits, or attachments to the MSA.

ARTICLE 17 - COMPLIANCE WITH PRIME LEASE

A. Licensee’s rights hereunder are subject and subordinate to the terms and conditions of the Prime Lease, a copy of which Prime Lease Licensee hereby acknowledges having previously received and reviewed.

B. In the event the Prime Lease requires that the Prime Landlord thereunder consent to the License, the License and this Agreement shall not become operative until and unless the Prime Landlord has given its written consent hereto. If such consent is required by the Prime Lease, (i) Licensor shall not be responsible for the Prime Landlord’s failure to consent; and (ii) should the Prime Landlord not consent to the License, each party shall be released from all obligations with respect hereto and neither party shall have any further rights in law or in equity with respect to the License, except as otherwise provided in the Purchase Agreement. Notwithstanding the foregoing, Licensor is responsible for getting any required consent and paying any associated fees under the Prime Lease in order for Licensee to provide the Services as of the Services Commencement Date.

C. Each party agrees that it shall not do or omit to do anything that would result in a breach, violation, or default under the Prime Lease, and each party agrees to indemnify and hold the other harmless from and against all claims, demands or liabilities resulting therefrom.

[THE BALANCE OF THIS PAGE IS BLANK AND SIGNATURES ARE ON NEXT PAGE]

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

IN WITNESS WHEREOF, the parties hereto have signed this Agreement the day and year first above written.

WITNESS/ATTEST:	LICENSEE:
GOODMAN NETWORKS, INC.
By:
Name:
Title:
By:
Name:
Title:

LICENSOR:
WITNESS/ATTEST:	ALCATEL-LUCENT USA INC.

By:
Name:
Title:
By:
Name:
Title:

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

EXHIBIT A

Prime Lease

Prime Lease: Lease dated                      by and between                                         , as landlord (“Prime Landlord”), and Licensor [or                                         , Licensor’s predecessor in interest], as tenant, with respect to certain space in the building located at                           (the “Building”) for a term expiring on                     .

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

EXHIBIT B

License Fee

Licensee shall pay a fee of ***** plus all applicable taxes and fees to Licensor at the following address:

Alcatel-Lucent USA Inc.

*****

The following services shall be provided to Licensee so long as they are provided to the other occupants of the Building.

Core Property Management Services

Utilities - Customary services during normal working hours including electrical, water, lighting and HVAC (there will be an additional charge for after hours HVAC unless requested by ALU or its customers)

Repair & Maintenance

Janitorial

Building Safety

Building Operations

Grounds Maintenance

Recycling

Shipping & Receiving

Core Administrative Services

Office mail handling (includes overnight mail pickup and delivery is some locations)

Vending and Dining Services (in some locations)

Convenience Center (copier/printer/fax)/Quick Copy

Conference rooms (reservable conference rooms in some locations)

Furniture:

Licensee shall have the right to use the existing furniture (including workstations, desks, chairs, tables and file cabinets) in the Premises throughout the term “ as-is, where-is.” Upon termination of the License for any reason Licensee shall return all furniture to Licensor in the same condition in which it was received, reasonable wear and tear excepted. An inventory will be provided within thirty (30) days of the Commencement Date.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

Signage:

Licensee will be expected to adhere to the following signage guidelines:

No sign, advertisement or notice shall be displayed, printed or affixed on or to the exterior or interior of the building.

For the locations with a small Licensee presence (10 headcount or less) and space which is not contiguous, any postings must be limited to inside the employee’s cubicle or workspace.

Locations with a Licensee presence in contiguous space may post minimum signage with the Licensee name but it must be in areas visible only within the space assigned to Licensee.

A location with demised space assigned to Licensee and not shared by Licensor may post signage in their space and may have the Licensee name displayed on a directory located in a building common area.

Parking:

Licensee shall have the right to use the parking lots in common with other occupants of the Building. Parking lots may be accessed by Licensee 24 hours per day, 7 days per week. No reserved parking spaces will be assigned to Licensee.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

EXHIBIT C

Description of Licensed Premises

[To be inserted prior to execution.]

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

SCHEDULE N-2 REAL ESTATE LICENSE (ALU Owned Premises)

THIS LICENSE AGREEMENT (this “Agreement”), is effective as of the Services Commencement Date, as such term is defined in the below-described Master Services Agreement (hereafter, the “Commencement Date”), by and between Alcatel-Lucent USA Inc., a Delaware corporation, (“Licensor”), having a place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and Goodman Networks, Inc., a Texas corporation (“Licensee”), whose address is 6400 International Parkway, Suite 1000, Plano, TX 75093-8212.

W I T N E S S E T H

WHEREAS, simultaneously herewith, Licensor and Licensee are entering into a certain Master Services Agreement (the “MSA”) pursuant to which Licensee will be performing certain services for Licensor; and

WHEREAS, Licensor is the owner of the building described on Exhibit A hereto (the “Building”); and

WHEREAS, Licensee desires permission to use the premises more particularly described on Exhibit C attached hereto and made a part hereof (the “Premises”) situated in the Building solely for general office and laboratory use (with such laboratory use being restricted to the areas being used for laboratory use as of the Commencement Date) and as otherwise permitted by the Licensor (the “Permitted Use”); and

WHEREAS, Licensor is willing to grant Licensee such permission, and Licensee has agreed to accept a license for such use, all upon the terms and conditions stated herein.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration paid by Licensee to Licensor, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

ARTICLE 1 - LICENSE

A. Licensor does hereby grant to Licensee and its Subcontractors (as such term is defined in the MSA) a license (the “License”) to use the Premises for the purpose of the Permitted Use. Licensee shall not, and shall not permit any other person or entity to, use the Premises in any manner or for any activity that is not a Permitted Use or expressly permitted by this Agreement.

B. Licensor shall have a continuing right to relocate any or all of the Premises within the Building, at any time throughout the term of the License, at Licensor’s expense.

ARTICLE 2 – TERM

A. This Agreement and Licensee’s and its Subcontractors’ ability to use the License shall commence on the Commencement Date and terminate upon the earlier to occur

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

of (a) at any time the MSA shall expire or terminate; or (b) the termination of the License, in whole or in part, by Licensor or Licensee on at least ninety (90) days prior written notice to the other party to be effective as of the last day of any calendar quarter on or after December 31, 2010 (the “Term”). Notwithstanding the foregoing, it is expressly understood and agreed by and between the parties hereto that the License shall be terminable by Licensor at its sole discretion as provided in Article 7 of this Agreement, or upon at least sixty (60) days prior written notice in the event Licensor (i) sells the Building; or (ii) vacates the Building. Upon any such termination, Licensee shall immediately quit and surrender the Premises and leave them in the condition as provided in Article 6 of this Agreement. Licensor shall not be liable to Licensee for any damages, compensation or claim by reason of inconvenience, annoyance, injury, loss or otherwise resulting from the cancellation and/or termination of the License or this Agreement.

ARTICLE 3 – CONDITION OF PREMISES

Licensee shall be solely responsible for and shall promptly pay for any preparation of the Premises for use by Licensee to the extent to that Licensee requests or requires any changes to the Premises, including, without limitation, any construction, required demising or separation of the Premises from the balance of Licensor’s space in the Building and any costs not included in the License Fee (defined below) incurred by Licensor relating to the Premises, including, but not limited to, costs for additional security cards or modifications to card readers or other security arrangements. Licensor shall provide the necessary security cards and readers as of the Commencement Date for the Business Employees (as defined in the MSA) to gain access to the Premises to provide the Services set forth in the MSA. Licensor makes no representations or warranties as to the condition of the Premises or fitness of the Premises for Licensee’s proposed use or any other use. Licensee accepts the Premises “AS-IS” with all defaults, latent and patent. Licensor considers the Premises to be satisfactory in their present condition (as of the Commencement Date) for Service Provider to provide the Services under the MSA.

Except as otherwise specifically set forth herein, Licensor does not agree to provide Licensee with any services under this Agreement or License. Licensee, at its sole cost and expense, shall keep the Premises in good order and condition, reasonable wear and tear excepted, to Licensor’s reasonable satisfaction.

ARTICLE 4 – LICENSE FEE

Commencing on the Commencement Date, Licensee will pay to Licensor, without set-off, deduction or demand, a monthly license fee (the “License Fee”) in the amount set forth on Exhibit B during the term hereof. The License Fee shall be prorated for any month’s partial use. The License Fee shall include the services listed on Exhibit B. All payments of the License Fee shall be made on the first day of the month, in advance, to Licensor at the address set forth on Exhibit B. In addition, Licensee shall reimburse Licensor promptly upon receipt of a statement from Licensor specifying the costs due to Licensor for consumption of

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

utilities and/or HVAC outside the Building’s normal operating hours or for any services provided at Licensee’s request beyond those specified in Exhibit B except as required for Service Provider to comply with any requests from Licensor or others.

ARTICLE 5 - FEES, TAXES, PERMITS AND OTHER EXPENSES

Licensee shall pay all Federal, state and local taxes as may be applicable to the License Fee, License and this Agreement (including any increased ad valorem taxes specifically assessed against the Building as a result of Licensee’s use of the Premises). Licensee further agrees to procure, maintain and pay for all Federal, state, local, county and quasi-governmental agency fees and permits required in connection with its use of the Premises.

ARTICLE 6 - LICENSEE’S COVENANTS

A. During the Term and then only to the extent applicable to Licensee, Licensee shall be solely responsible for any alterations, improvements, fixtures, or other changes made to the Premises for the Permitted Use. At the end of the term hereof, Licensee shall (i) remove all of Licensee’s alterations, improvements, fixtures, equipment and personal property, if any, from the Premises and repair all damage caused by such removal; and (ii) quit and surrender the Premises in “broom clean” condition and otherwise in as good a condition as existed immediately prior to the commencement of Licensee’s use of the Premises. Nothing contained herein shall entitle Licensee to remove any furniture, equipment or other property from the Premises that belongs to Licensor or any third party. Licensee shall not make any improvements, additions or alterations of any kind to the Premises without first securing Licensor’s written consent to each such improvement, addition, or alternation. Licensee shall, at its sole cost and expense, keep the Premises and the Building free of all liens and encumbrances created or suffered by Licensee. Licensee further agrees to repair, at its sole cost and expense, any damage caused by Licensee, its employees, agents or invitees. Licensee shall defend, indemnify and save Licensor harmless (including reasonable attorney’s fees and other costs of defense) from any and all liens placed on the Premises arising out of Licensee’s activities at the Premises and shall cause any such liens to be removed from the Premises and the Building within ten (10) days after Licensee receives notice thereof.

B. Licensee shall not, nor shall it permit any other person or entity to, generate, store, transport, treat, dispose of or use Hazardous Substances (as hereinafter defined) on the Premises. Notwithstanding the foregoing, any Hazardous Substances lawfully permitted and generally recognized as necessary and appropriate for general office use may be stored and used on the Premises in de minimus quantities so long as (i) such storage and use is in the ordinary course of Licensee’s business permitted under this License; and (ii) such storage and use is performed in compliance with all applicable laws.

C. Licensee shall, at Licensee’s sole cost and expense, maintain and take good care of the Premises, including the fixtures and appurtenances thereon and the furniture and

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

equipment therein, and make all repairs and replacements thereto as and when needed to preserve them in at least the condition which existed on the Commencement Date, normal wear and tear and damage by casualty and the elements not Licensee’s responsibility to repair or replace, excepted. Any damage or injury to the Premises or to any part of the Building caused by or resulting from any use, act or omission (including, without limitation, the moving of Licensee’s property) by Licensee, Licensee’s agents, employees, invitees, Subcontractors or licensees (each, a “Licensee Party”) shall be repaired, at Licensee’s sole cost and expense, by Licensee to Licensor’s reasonable satisfaction (if the required repairs are nonstructural in nature, do not effect any Building system and do not affect any portion of the Building outside the Premises), or by Licensor (if the required repairs are structural in nature, affect any Building system or affect any portion of the Building outside of the Premises).

D. Licensor and its agents shall have the right, from time to time throughout the term hereof, to enter the Premises at all reasonable times during normal business hours (and at any time in case of emergency) to examine the same, to show the Premises to prospective tenants and to make such repairs, alterations, improvements or additions as they may deem necessary provided that such persons shall use commercially reasonable efforts not to interfere with Service Provider’s providing the Services under the MSA.

ARTICLE 7 – DEFAULT

In addition to any and all other rights or remedies provided in this Agreement or which Licensor may have at law, in equity, or otherwise, if the MSA shall terminate or expire or if Licensee shall (i) fail to pay the License Fee in full within five (5) days of its due date or (ii) fail to comply with any of Licensee’s other material obligations under this Agreement and such noncompliance continues for more than ten (10) days after notice by Licensor to Licensee of such non-compliance, or if such non-compliance is of such a nature that it can be remedied but cannot be completely remedied within ten (10) days, Licensee fails to commence to remedy such non-compliance within ten (10) days after such notice, or, with respect to any such noncompliance, Licensee, having commenced such remedy within ten (10) days after such notice, fails to diligently prosecute to completion all steps necessary to remedy such noncompliance, then Licensor shall have the right to terminate the License and this Agreement upon notice to Licensee, and upon the giving of such notice, the License and this Agreement shall terminate, and Licensee shall immediately quit and surrender the Premises and leave them in the condition as required by Article 6 hereof. With respect to pay the License Fee under subsection (i) above, Licensor shall provide Licensee with written notice of such failure and Licensee shall remedy the failure within five (5) days of receipt of such written notice. If Licensee does not remedy the failure within five (5) days after receipt of the written notice of failure, then Licensor may terminate this Agreement.

ARTICLE 8 – MUTUAL INDEMNIFICATION

A. Each party, for itself and its affiliates, agents and subsidiaries and their agents, employees or representatives (“Indemnifying Party”), agrees to indemnify, defend, protect and hold the other party, and the other party’s affiliates, agents and subsidiaries, and their respective employees, officers, directors and shareholders (jointly and severally with the other party, the “Indemnified Parties”) harmless from and against any damages, beyond normal wear and tear, to the Premises or to any adjoining or related property, arising from or connected with the use of the Premises by the Indemnifying Party, or by any other person or entity authorized by such Indemnifying Party, or claiming by, under or through the Indemnifying Party, during the term of the License and this Agreement. Indemnifying Party assumes full and complete responsibility for any and all claims, damages, injuries, liabilities, costs and expenses to the extent caused in any way by such Indemnifying Party arising from or relating to the License and this Agreement.

B. The Indemnifying Party further agrees to indemnify, defend, protect and hold the Indemnified Parties, harmless from and against all liabilities, losses, damages, claims, demands, costs, expenses and judgments of any nature, including reasonable attorneys’ fees and disbursements related thereto, arising or allegedly arising from or in connection with:

(i) any injury to, or the death of, any person or loss or damage to any property on or about the Premises or any adjoining or related property, arising from or connected with the use of the Premises by the Indemnifying Party, or by any other person or entity authorized to use the Premises by the Indemnifying Party, or claiming by, under or through the Indemnifying Party, during the term of the License and this Agreement; or

(ii) the performance of any labor or services or the furnishing or delivery of any equipment, supplies or other property in respect of the Premises or any part thereof at the request of the Indemnifying Party; or

(iii) any damage or loss to any personal property brought onto the Premises by or with the permission of the Indemnifying Party; or

(iv) any and all claims arising from any breach or default in the performance of any obligations on the Indemnifying Party’s part to be performed under the terms of the License, the MSA or this Agreement, or arising from any act or negligence of the Indemnifying Party or any of its contractors or invitees; or

(v) any and all claims arising from the generation, storage, transportation, treatment, disposal of or use on the Premises of hazardous or toxic substances or wastes, as defined under any applicable Federal, state, county, city and local laws, rules, regulations, statutes, ordinances and codes (“Hazardous Substances”), by the Indemnifying Party or any of its contractors or invitees during the term of the License and this Agreement; or

(vi) any and all claims resulting from any laws, rules, codes, regulations and orders of all Federal, state and municipal governments, agencies and departments which may be applicable in any manner to the Indemnifying Party’s use, occupancy, maintenance or repair of the Premises or any violation, actual or alleged, of same.

C. Notwithstanding anything to the contrary contained in this Agreement, in the event the Indemnifying Party fails to comply with the terms hereof, the Indemnified Parties, whether singularly or in combination, may, but shall not be obligated to, take such acts as may be necessary to remedy the default and the Indemnifying Party shall promptly reimburse the Indemnified Parties for any and all reasonable costs incurred by such Indemnified Parties in connection therewith, including without limitation, reasonable attorneys’ fees and disbursements.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

ARTICLE 9 – INSURANCE

A. Licensee, at its expense, shall obtain and keep in force the following minimum insurance coverages and limits: (i) Commercial General Liability Insurance, including contractual liability, using standard insurance policy forms, such as ISO CG 00 001 7 98 or current equivalent, in the latest form available in the state where the Building is located, on an occurrence basis with combined single limits of not less than ***** per occurrence for bodily injury or property damage, (ii) worker’s compensation insurance, as prescribed by law of the state where the Building is located, (iii) employer’s liability insurance with limits of at least ***** per occurrence, and (iv) insurance against fire and other casualties insurable under a standard fire insurance policy with extended coverage endorsement covering all property within the Premises (other than personal property identified on Schedule K (Licensed, Loaned and Shared Assets) to the MSA, which shall be insured by Licensor) with limits equal to the replacement value of such property. For avoidance of doubt, Licensee is not required to obtain insurance on the Building. Such general liability insurance shall name Licensor and its officers, directors, employees, agents and shareholders, as additional insureds. Such casualty insurance shall name Licensee and Licensor as insureds as their interest may appear. All such insurance shall be primary, without contribution from any other insurance carried by or for the benefit of Licensor or any mortgagee.

B. Licensee shall deliver to Licensor prior to the Commencement Date copies of the policy or policies required hereunder, or a certificate of insurance satisfactory to Licensor evidencing such insurance coverage. The policy or policies shall be issued by insurance companies duly licensed to do business in the jurisdiction where the Building is located with an AM Best rating of A- or better and shall not be cancelable or subject to reduction of coverage or other modification without thirty (30) days prior written notice to Licensor.

C. Licensee’s insurers shall not assert against Licensor, or any of its subsidiaries, affiliates, or their respective officers, directors, shareholders, agents or employees, any right of subrogation for any injury or damage whether due to negligence or otherwise.

ARTICLE 10 - NO ASSIGNMENT

The License herein granted is granted exclusively to Licensee and its Subcontractors for their exclusive use and may not be assigned, sublicensed, shared or otherwise be made beneficially available to any other person or entity.

ARTICLE 11 – LAWS, REGULATIONS AND POLICIES

Licensee, at its sole cost and expense, shall, and shall cause all of its employees, Subcontractors and agents to, comply promptly with all laws, rules, codes, regulations and orders of all Federal, state and municipal governments, agencies or departments having jurisdiction over the subject matter of the License and this Agreement and which may be applicable in any manner to Licensee’s use, occupancy, maintenance and repair of the Premises; (ii) all Building rules and regulations; and (iii) comply with the security, confidentiality, and other Licensor policies applicable to Licensee or its employees,

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

including the terms relating to information security in the MSA. This Agreement shall be governed by the law of the jurisdiction where the Premises are located without regard to conflict of law provisions and any disputes shall be handled in accordance with the dispute resolution provisions set forth in the MSA.

ARTICLE 12 – NOTICES

All notices, requests, demands and other communications shall be in writing and shall be deemed given if personally delivered, sent by facsimile with confirmation, or mailed, express or certified mail, return receipt requested, or by nationally recognized overnight courier service, to the following addresses:

If to Licensor:	Alcatel-Lucent USA Inc.
600 Mountain Avenue, Building 3
Murray Hill, New Jersey 07974
Attention: Lease Administration
With a copy to:	Alcatel-Lucent USA Inc.
600 Mountain Avenue
Murray Hill, New Jersey 07974
Attention: Corporate Counsel Real Estate

If to Licensee:	Goodman Networks, Inc.
6400 International Parkway, Suite 1000
Plano, TX 75093-8212
Attention: Facilities Manager (as of the MSA Effective Date, Rhonda Patrick)
With a copy to:	Goodman Networks, Inc.
6400 International Parkway, Suite 1000
Plano, TX 75093-8212
Attention: General Counsel (as of the MSA Effective Date, Skip Hulett)

ARTICLE 13 - NO LEASE

It is specifically understood and agreed that this instrument is not a lease.

ARTICLE 14 – NO BROKERS

Licensee and Licensor each represent and warrant to the other that, it has not dealt with or engaged a broker in connection with the License and this Agreement. Each party covenants and agrees to defend, indemnify and hold the other harmless from any and all claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys’ fees and other costs of defense) arising out of a breach of this representation. This Paragraph shall survive the expiration or earlier termination of the term of the License and this Agreement.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

ARTICLE 15 – LICENSOR’S AGREEMENTS

Licensor shall maintain in full force and effect adequate insurance on the Building. Licensor shall (i) defend, indemnify and save Licensee harmless (including reasonable attorney’s fees and other costs of defense) from any and all liens placed on the Premises arising out of Licensor’s activities at the Premises and (ii) cause any such liens to be removed from the Premises and the Building within ten (10) days after Licensor receives notice thereof, to the extent such liens interfere with Licensee’s ability to provide Services as described in the MSA.

ARTICLE 16 – MISCELLANEOUS

This Agreement constitutes the entire agreement between Licensor and Licensee relating to the subject matter hereof and shall not be changed in any manner except by a writing executed by both parties. This Agreement is the result of negotiations between knowledgeable parties and their respective attorneys; accordingly, it shall be construed without regard to any presumption or rule requiring construction against the party causing an instrument or any portion thereof to be drafted. This Agreement may be executed and delivered in any number of counterparts, including delivery by facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the case of any conflict between the provisions of the MSA and this Agreement, the provisions of this Agreement shall control for purposes of this Agreement. This provision shall not be interpreted as extending the terms and conditions of this Agreement beyond this Agreement to the MSA or any of the other schedules, exhibits, or attachments to the MSA.

[THE BALANCE OF THIS PAGE IS BLANK AND SIGNATURES ARE ON NEXT PAGE]

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

IN WITNESS WHEREOF, the parties hereto have signed this Agreement the day and year first above written.

WITNESS/ATTEST:	LICENSEE:
GOODMAN NETWORKS, INC.
By:
Name:
Title:	By:
Name:
Title:

LICENSOR:
WITNESS/ATTEST:	ALCATEL-LUCENT USA INC.

By:
Name:	By:
Title:	Name:
Title:

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

EXHIBIT A

Building

Building located at                                          (the “Building”).

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

EXHIBIT B

License Fee

Licensee shall pay a fee of ***** plus all applicable taxes and fees to Licensor at the following address:

Alcatel-Lucent USA Inc.

*****

The following services shall be provided to Licensee so long as they are provided to the other occupants of the Building.

Core Property Management Services

Utilities - Customary services during normal working hours including electrical, water, lighting and HVAC (there will be an additional charge for after hours HVAC unless requested by ALU or its customers)

Repair & Maintenance

Janitorial

Building Safety

Building Operations

Grounds Maintenance

Recycling

Shipping & Receiving

Core Administrative Services

Office mail handling (includes overnight mail pickup and delivery is some locations)

Vending and Dining Services (in some locations)

Convenience Center (copier/printer/fax)/Quick Copy

Conference rooms (reservable conference rooms in some locations)

Furniture:

Licensee shall have the right to use the existing furniture (including workstations, desks, chairs, tables and file cabinets) in the Premises throughout the term “ as-is, where-is.” Upon termination of the License for any reason Licensee shall return all furniture to Licensor in the same condition in which it was received, reasonable wear and tear excepted. An inventory will be provided within thirty (30) days of the Commencement Date.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

Signage:

Licensee will be expected to adhere to the following signage guidelines:

No sign, advertisement or notice shall be displayed, printed or affixed on or to the exterior or interior of the building.

For the locations with a small Licensee presence (10 headcount or less) and space which is not contiguous, any postings must be limited to inside the employee’s cubicle or workspace.

Locations with a Licensee presence in contiguous space may post minimum signage with the Licensee name but it must be in areas visible only within the space assigned to Licensee.

A location with demised space assigned to Licensee and not shared by Licensor may post signage in their space and may have the Licensee name displayed on a directory located in a building common area.

Parking:

Licensee shall have the right to use the parking lots in common with other occupants of the Building. Parking lots may be accessed by Licensee 24 hours per day, 7 days per week. No reserved parking spaces will be assigned to Licensee.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE N – REAL ESTATE LICENSE

EXHIBIT C

Description of Licensed Premises

[To be inserted prior to execution.]

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE O – HUMAN RESOURCE REQUIREMENTS

SCHEDULE O - HUMAN RESOURCE REQUIREMENTS

*****

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE P – TERMINATION/EXPIRATION ASSISTANCE

SCHEDULE P - TERMINATION/EXPIRATION ASSISTANCE

This Schedule provides a high level overview of the Termination Assistance to be provided by Service Provider in the event of either expiration of the MSA or termination.

1.	GENERAL

Service Provider’s general responsibilities with respect to Termination Assistance shall include the following:

(a)	Service Provider shall cooperate with ALU (or its designee) and shall assist in the preparation of the Termination Assistance Plan for the transfer of the Services from Service Provider to ALU or to ALU’s designee.

(b)	Service Provider shall provide training to the applicable personnel of ALU (or its designee) in the performance of the Services that are to be transferred.

(c)	Service Provider shall provide ALU (or its designee) with information regarding the Services as reasonably necessary to support ALU (or its designee) in assuming responsibility for, and continuing the performance of, the Services in an orderly manner and to minimize, as much as possible, any disruption in the operations of ALU and provision of the Services under the MSA. Such information shall include identifying key support contacts (names and telephone numbers) of Service Provider Personnel and third party providers.

(d)	Service Provider shall provide ALU (or its designee) with services during normal business hours to assist ALU with transferring Service Provider resources (including human resources, the Loaned and Shared Assets, and use of the ALU facilities) to ALU (“Resource Transfer Services”).

(e)	Service Provider shall provide ALU (or its designee) with services during normal business hours to assist ALU with transferring responsibility for performance of the Services to ALU (“Workstream Transfer Services”).

2.	TERMINATION ASSISTANCE PLAN

The “Termination Assistance Period” shall commence on the date indicated in the terminating Party’s notice of termination and shall continue for 180 days thereafter, not to extend past the date on which the MSA expires under Sections 16.1 and 16.2. The Termination Assistance Plan shall be subject to mutual agreement by the Parties, address the same issues contained in the Transition Project Plan, and define the obligations and responsibilities of each of the Parties, including, for example and without limitation, Service Provider’s obligations to (i) continue to provide the Services in effect immediately prior to the commencement of the Termination

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE P – TERMINATION/EXPIRATION ASSISTANCE

Assistance Period, as well as such additional Services for which ALU provides Purchase Orders or Network Numbers to Service Provider following commencement of the Termination Assistance Period, provided that such additional Services can be completed within the Termination Assistance Period, until such time as the Services are transitioned from Service Provider to ALU or its designee; (ii) develop plans as necessary to effect the transition of the Services to ALU or its designee; (iii) identify Service Provider employees and Subcontractors performing the Services, including, but not limited to, Business Employees, and provide information regarding compensation, performance, training, skills, and other information regarding such employees and Subcontractors; (iv) identify all software (regardless of its source), third party contracts, and tools needed to transition and to provide the Services and assist in the transition of such software, third party contracts, and tools to ALU or its designee; (v) analyze and report on the space required for ALU or its designee to provide the Services; (vi) assist in the execution of a parallel operation, data migration, and testing process until the transition to ALU or its designee has been successfully completed; (vii) create and provide copies of the ALU or its customer’s Data in the format and on the media reasonably requested by ALU or its designee; and (viii) provide other technical and business process assistance as requested by ALU or its designee.

3.	PRE-TRANSFER SERVICES

Service Provider’s pre-transfer responsibilities with respect to Termination Assistance shall include the following:

(a)	Working with ALU to conduct trials of the transfer of Services prior to cutover at times reasonably designated by ALU.

(b)	Providing and coordinating assistance to ALU (or its designee) in notifying applicable vendors of the procedures to be followed during the transfer.

(c)	Providing to ALU (or its designee) reasonable access to Service Provider employees performing (or who were performing) the Services and to a Service Provider representative familiar with the provision of the relevant Services in order that these personnel may answer ALU or its designee’s questions.

(d)	Providing to ALU (or its designee) copies of documentation used or maintained by Service Provider in performing the Services and reviewing and explaining such documentation to ALU’s or its designee’s operations staff.

(e)	Providing to ALU (or its designee) copies of other information regarding the Services that are reasonably required to implement the transition plan.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE P – TERMINATION/EXPIRATION ASSISTANCE

(f)	Providing to ALU (or its designee) the plans and status of current and pending Projects and providing for the orderly hand-off of ongoing projects as requested by ALU.

(g)	Cooperating with ALU (or its designee) in the preparation for and conduct of transition activities and testing.

4.	TRANSFER PERIOD

(a)	In conjunction with ALU (or its designee), Service Provider shall conduct the cutover of the Services and support ALU’s or its designee’s commencement of the operations.

(b)	To the extent maintained or stored in Service Provider systems, Service Provider shall provide ALU (or its designee) with ALU Data and information and ALU’s customer’s data and information used to provide the Services and assistance to ALU (or its designee) in connection with converting and loading any corresponding data files.

(c)	Service Provider shall provide assistance to ALU (or its designee) with the turnover of operational responsibility, including providing assistance and cooperation in the execution of parallel operation testing.

5.	POST-TRANSFER SERVICES

Service Provider’s post-transfer responsibilities with respect to Termination Assistance shall continue for a period up to 180 days and include the following:

(a)	Providing additional assistance as requested by ALU to assure continuity of operations.

(b)	Returning to ALU or its designee any remaining property of ALU in Service Provider’s possession, including, but not limited to, remaining tools, software, reports, data, and other ALU information. Alternatively, if so directed by ALU, Service Provider shall destroy such property.

(c)	Certifying that all ALU Data and information and ALU’s customer’s data and information provided under or through the MSA have been removed from Service Provider’s systems, premises, and control and returned or destroyed, to the extent allowed by law.

(d)	Providing to ALU or its designee reasonable access to Service Provider employees to address questions or issues with respect to Service Provider’s prior performance and transfer of the Services.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE P – TERMINATION/EXPIRATION ASSISTANCE

6.	EMPLOYEES AND SUBCONTRACTORS

(a) As part of the Termination Assistance Plan, ALU or its designee retains the right to make an offer of employment to Committed Resources employees, as well as to other Service Provider employees approved by Service Provider, who are providing Services ninety (90) days prior to the time of Termination or Expiration (“Remaining Resources”). Service Provider shall cooperate with ALU or its designee in this effort and will not make a counteroffer of employment to any such employee without first obtaining ALU’s written consent. Service Provider will be solely responsible for any severance costs of such Remaining Resources.

(b) As part of the Termination Assistance Plan, ALU or its designee retains the right to make an offer to Third-Party Vendors and Subcontractors of Service Provider (including Restricted Resources) providing Services ninety (90) days prior to the time of Termination or Expiration. Service Provider shall cooperate with ALU or its designee in this effort.

7.	COSTS OF TERMINATION ASSISTANCE

(a) In the event of a termination of the MSA pursuant to Section 16.5 (Events of Default by ALU); Section 16.4.7 (Force Majeure); Section 16.6 (Termination for an Insolvency Event), if the situation involves an ALU Insolvency Event; or Section 16.7 (Termination for Convenience), ALU shall pay Service Provider for Resource Transfer Services at Service Provider’s then-current reasonable rates, and Service Provider shall provide Workstream Transfer Services (with the same personnel as are then providing Services to ALU or its customers) at no charge to ALU, during the Termination Assistance Period.

(b) In the event of a termination of the MSA pursuant to Section 16.4 (Events of Default by Service Provider) [other than Section 16.4.7 (Force Majeure)] or Section 16.6 (Termination for an Insolvency Event), if the situation involves a Service Provider Insolvency Event, Service Provider will provide (i) up to ***** worth of Resource Transfer Services and (ii) such Workstream Transfer Services (with the same personnel as are then providing Services to ALU or its customers) as ALU may request, at no charge to ALU, during the Termination Assistance Period.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

1	Introduction

Goodman Networks employee business travel is authorized only in circumstances that are clearly consistent with the Company’s business interest. In such cases, related travel expenses are to be within established guidelines as provided in this Corporate Travel Policy.

All employees who travel must comply with these guidelines in order to be reimbursed. In addition, all travelers must sign the Corporate Travel Policy Acknowledgment/Authorization Form attached to this document PRIOR to the next business trip.

Please be on notice that this Corporate Travel Policy supersedes all Travel Policy documentation that is noted in the Goodman Networks Employee Handbook.

General Philosophy

Employees may occasionally be required to travel on company business in conjunction with their normal job assignment or in order to fulfill a valid special need. This does not include the employee’s normal commute. Goodman Networks’ intent is that employees suffer no financial loss nor realize any financial gain from such business travel. Although it is the Company’s desire that employees enjoy adequate comfort and convenience while traveling, as stewards of the Company’s resources, it is also expected that they exercise prudence and sound business judgment.

The following policy is designed to inform employees of responsibilities in this area and to advise them of the Company’s expectations of them. It has been developed to ensure the fair and equitable administration of this type of employee assignment, while managing according to customer needs. Department management may apply additional restrictions as appropriate according to customer needs, and apply looser controls only through the proper exception approval levels as outlined in this policy.

1.1	Purpose

The purpose of this document is to:

•	Ensure all employees have a clear and consistent understanding of Goodman Networks business travel and entertainment policy.

•	Provide guidance regarding what expense types are, and are not, allowed while traveling on behalf of Goodman Networks.

•	Provide business travelers with a reasonable level of service, comfort and security at the lowest possible cost.

•	Maximize travel compliance in order to provide the Company with the ability to negotiate discounted rates with preferred suppliers and reduce travel expenses, through the use of the:

•	Designated Travel Management Company

•	Designated Online Booking Tool

•	Corporate Lodging Card Program

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

•	Preferred Airline Agreements

•	Preferred Car Rental Agreements

•	Reporting Designed to Capture All Travel Activity

•	Other Related Costs

1.2	Scope

This Goodman Networks Corporate Travel Policy covers all business travel activity (air, lodging, rental vehicles, rail service, etc.) including other miscellaneous travel activity.

1.3	Intended Audience

This policy applies to Goodman Networks and all its business units.

1.4	Corporate Travel Department Responsibility

The Corporate Travel Department is responsible for establishment, maintenance, revision, and publication of this policy and the administration of all processes and procedures needed to ensure compliance with this policy.

1.5	References

For related policy and procedural information regarding this policy, please refer to the following documents located on the Goodman Networks Corporate Intranet Site, unless otherwise noted:

•	AVIS Preferred Membership Enrollment Form

•	Budget Fastbreak Membership Enrollment Form

•	Corporate Long Term Apartments

•	Corporate Travel Policy Acknowledgment and Authorization Form

•	Employee Expense Report Submission Policy

•	HRM.PL.001.05 Employee Handbook

•	CLC Lodging Card Policy and Procedure

•	Oracle Procedure for Entering Expense Reporting

•	Per Diem Justification Form

•	OSS.OP.051.01 Incident Reporting and Investigation Procedure

•	FTR.OP.083.02 Personal Vehicle Allowance Policy

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

1.6	Definitions

The following table defines the terminology used in this document. These definitions and many others can also be found in the Goodman Networks Glossary of Terms located on the Goodman Networks Intranet site.

TABLE 1: DEFINITIONS

Term	Definition

AVIS/Budget	Goodman Networks preferred rental car vendors

CEO	Chief Executive Officer

CLC	Corporate Lodging Card Program – Goodman Networks Preferred Hotel Program

Designated Travel Management Company	Goodman Networks preferred provider for all travel reservations

Domestic Travel	Travel that takes place within the contiguous 48 states, Alaska and Hawaii.

EVP	Executive Vice President Business Unit/Division Vice President reporting directly to the Chief Executive Officer

Goodman Networks Intranet	A company internal web site used specifically by company employees. It contains company and project information, and provides a secure environment for employees to exchange information.

Incident	An occurrence that could affect the safety of operations.

International Travel	Travel outside the contiguous 48 states, Alaska and Hawaii.

2	Travel Policy Guidelines

This Corporate Travel Policy (FTR.PL.084.02) governs business travel and entertainment expenses and supersedes all previous versions. All employees are required to comply with these guidelines in order to receive reimbursement related to travel and entertainment on the Company’s behalf. When submitting expense reports to claim reimbursement, it is expected that employees will neither gain, nor lose, financially.

Corporate Travel Department information, policies, procedures and contact information are located on the Goodman Networks Intranet site.

2.1	Travel Policy Responsibility

Responsibilities differ for traveling employees and travel approvers. This section distinguishes the responsibilities of the employee and manager-approver.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

(a)	Employee Responsibility

Each employee traveling on behalf of Goodman Networks has the responsibility for managing travel expenses as follows:

•	All employees are responsible for reading, understanding and complying with this policy and any additional related guidelines established by their managers.

•

When making travel arrangements, the employee will always work around the customer’s schedule. Personal obligations, appointments or preferences should never supersede the needs of Goodman Networks or the customer’s interest.

•	All employees are required to book all business travel reservations through the designated travel management company.

NOTE: Any reservations made through alternate sources, including internet and supplier-direct bookings, are against policy and must be justified in writing and approved by the respective organizational EVP, in addition to the CEO.

•	The following booking priority is applicable:

1.	Travel management company Self-Booking Tool - The designated self-booking tool should always be used for booking initial travel – either via the employee, the travel arranger, or the employee’s manager.

2.	Travel management company Reservation Line – The Reservation Line should only be used for booking travel changes – either via the employee, the travel arranger, or the employee’s manager, only when there is no physical time to make the change using the tool. The Reservation Line should only be used as a backup to the Self-Booking tool.

(b)	Manager-Approver Responsibility

1.	All managers, in their roles as approvers, are responsible for reading, understanding and complying with this policy

2.	All managers are responsible for determining if the trip is necessary versus any other alternative lower cost option that could meet required needs

3.	All approvers are responsible for reviewing regular monthly reports which summarize travel expenses charged to their departments/projects, and for promptly investigating and reconciling any irregularities or inconsistencies

(c)	Designated Travel Management Company

Our designated travel management company is responsible for travel arrangements according to the guidelines of this policy and for tracking and reporting all deviations from policy, including approved exceptions.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

(d)	Corporate Travel Department

The Corporate Travel Department is responsible for:

•	Monitoring the travel arrangements secured by the designated travel management company

•	Identifying and reporting all managed/unmanaged travel activity, preferred provider activity, and notifying management through CEO level.

2.2	Travel Policy Enforcement

The Company reimburses employees for all reasonable and necessary expenses while traveling on authorized company business; expenses must be in compliance with the guidelines of the Corporate Travel Policy. Goodman Networks assumes no obligation to reimburse employees for expenses that are not in compliance with this policy.

Enforcement - Travelers who do not comply with all aspects of this policy may be subject to delay or withholding of reimbursement and/or disciplinary action up to and including termination.

Managers/Approvers will be expected to justify all exceptions and obtain approval through their respective EVP organization, in addition to the CFO and/or CEO.

2.3	Policy Review

This policy is reviewed annually, or as required, in order to ensure that the terms are current, fair and representative of relevant corporate and industry conditions. The Company reserves the right to change this policy at any time, without prior notice.

2.4	Employee Termination

When an employee is terminated, it is the manager’s responsibility to ensure the following is conducted prior to, or during, the exit interview:

•	Retrieve the Corporate Lodging Card from the employee, and return to the Corporate Travel Department.

•	Ensure the employee has submitted all travel expense reports for travel incurred prior to termination.

3	Travel Authorizations & Approval Thresholds

Employees must obtain authorization for all travel prior to booking any travel arrangements.

•	Employee travel is authorized only in circumstances that are clearly consistent with the mission of the Company.

•	All travel must be approved based on current established Goodman Networks approval hierarchy levels.

•	Approvals are audited by the Corporate Travel Department.

Table 2 shows the hierarchy of approvals required for travel expenses.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

TABLE 2: TRAVEL APPROVAL HIERARCHY

Dollar Range	Approver
$1 - $500	Manager Approval
$501-$750	Director Approval
$751 – $1,100	Vice President and/or Division General Manager Approval
$1,101 +	Executive Vice President / President-COO Approval
$1,200 + or first class tickets	Chief Executive Officer Notification

4	Per Diem

Per Diem is intended to cover lodging, meals, and incidentals when working away from your home office and will be paid ONLY when the entire length of the trip requires an overnight stay.

Goodman Networks policy dictates that per diem rates are established by our Company’s contractual obligations with its individual customers. All Per Diem rates must be pre-approved by a Vice President or above.

Employees may elect to receive a daily per diem or choose to make other arrangements per policy for accommodations for Section 8 Lodging. However, Goodman Networks will not reimburse meals or hotel accommodations which exceed the customarily paid daily per diem amount, as noted by policy.

Per Diem Definitions:

•	Lodging - The maximum lodging rate per night, minus taxes, is intended to substantially cover the cost of lodging at adequate, suitable, and moderately priced facilities

•

Meals and Incidentals - Meals are defined as breakfast, lunch, dinner, and related taxes (specifically excluding, all alcoholic beverages and entertainment, and any expenses incurred for anyone other than the traveler). Incidental expenses are combined with meals into a single rate. The term “incidental” includes, but is not limited to, expenses for laundry, cleaning and pressing of clothing, and fees and gratuities for services (i.e., waiters, baggage handlers, etc.) The term does not include taxicab fares, airport shuttle bus fares, telephone calls, Facsimiles, and lodging taxes.

5	Travel Arrangements

Goodman Networks has selected a designated travel management company assigned to exclusively handle all business travel arrangements. Employees traveling on company business will use the designated travel management company to make all business travel reservations for air, hotel, rental cars, and rail service.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

NOTE: Travel profile information must be completed PRIOR to initial travel.

5.1	Traveler Profile Requirements

•	Company Policy Profile Requirements

•	All initial travel profile information must be completed PRIOR to travel.

•	Travelers are required to maintain an up-to-date Travel Profile, which should be reviewed on an annual basis for any status change, and updated/submitted to the designated travel management company.

•

It is required that all employees submit accurate profiles based on new government requirements. Please review policy requirements directly below and all related procedural requirements listed on the Goodman Networks Intranet Site. See below, the new U.S. government requirements per our Department of Homeland Security (DHS).

•	U.S. Government Profile Requirements

The Department of Homeland Security (DHS) has implemented a Secure Flight Program. The program is estimated to begin later this year and impact ALL air travelers flying within, into, out of, and over the U.S. The new rule transfers the responsibility of comparing pre-departure passenger lists against federal government watch lists from the airlines to the Transportation Security Administration (TSA), and will help to ensure that travelers are not misidentified.

Secure Flight requires the name on the reservation to match the name on the government-issued identification the passenger will present at the airport. To help ensure swift, correct identification, the name used in the traveler profile should exactly match the name on the government-issued ID.

When in effect, travelers will be required to submit profile information to the air carrier, either directly, through their travel agency, or GDS, when booking a ticket.

NOTE: Goodman Networks policy requires all travelers to submit profiles through our designated travel management company.

Official implementation dates are not being made public, but based on current information the process is expected to begin in the August / September 2009 timeframe. For the latest information concerning this government requirement (also including procedures and frequently asked questions), please refer to the U.S. Department of Homeland Security (DHS)’ Secure Flight Program located on the Goodman Networks Intranet Site.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

5.2	Travel Reservations

All employees are required to book all business travel reservations through the designated travel management company. The following booking priority is applicable by policy:

1.	Travel management company Self-Booking Tool - The designated self-booking tool should always be used for booking initial travel – either via the employee, the travel arranger, or the employee’s manager

2.	Travel management company Reservation Line – The Reservation Line should only be used for booking travel changes – either via the employee, the travel arranger, or the employee’s manager, only when there is no physical time to make the change using the tool. The Reservation Line should only be used as a backup to the Self-Booking tool.

NOTE: Reservations made through alternate sources, including internet and supplier-direct bookings, are against policy and must be justified in writing the through respective EVP organization, in addition to the CEO.

5.3	Passports and Travel Documents

Passport and other travel document costs (visas, other entry costs) are reimbursable if required for business travel purposes and approved by Executive Management. Please refer to the Corporate Travel Procedure located on the Goodman Networks Intranet Site.

6	Security and Safety While Traveling

Goodman Networks is committed to protecting employees from safety and health hazards in the workplace and while traveling on Company business. The safety and health of employees is the first consideration in the operation of the Company.

6.1	Emergency Contacts/Medical Emergencies/Travel Incidents

It is required that all incidents and medical emergencies are immediately reported to:

•	The employee’s direct manager, (no later than the end of his/her shift)

•	Human Resources/Safety: Tel: 866-255-4638 (no later than the end of his/her shift)

NOTE: the manager must also notify the Corporate Travel Department if changes are needed to existing travel arrangements.

•	Local: 972-421-5284

•	Toll Free: 866-553-1701

•	Fax: 469-398-1198

•	Email: travel@goodmannetworks.com

For additional information, please refer to HRM.PL.001.05 Employee Handbook and OSS.OP.051.01 Incident Reporting and Investigation Procedure.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

6.2	Securing Company Assets

The employee must ensure that company assets are safeguarded at all times, and be proactive in looking out for distractions or threats. It is recommended that Goodman Networks, Inc. company logos not be prominently displayed, in order to avoid unwanted attention. Further, it is critical that the employee does not leave any valuables unattended-even at airport security checkpoints. This pertains to:

•	laptops

•	cell phones

•	ID/Access Badges

•	other company identified assets

If company assets are missing or stolen, the traveler is required to notify:

•	local authorities

•	the traveler’s immediate manager

•	Information Technology

•	Human Resources

In addition, the traveler is required to obtain and keep a copy of:

•	the police report

•	Goodman Incident and Investigation Report

7	Air Travel

All air travel reservations must be booked through our designated travel management company. Employees will use the most direct and economical means that accommodates the comfort, needs and preferences of the employee while maintaining the lowest possible costs and expenditures for Goodman Networks.

7.1	Air Travel Requirements/Reservations

Through the designated travel management company, the business traveler is responsible for requesting and selecting the most efficient and economical travel arrangements to enable him/her to accomplish the trip in accordance with company policy.

The following requirements must be followed:

•	Within travel policy, the lowest logical airfare is always required. See Section 7.4 Lowest Logical Airfare for further detail.

•	Seating fare requirements are as follows:

•	Coach class or lower special fares are required for all domestic travel and international flight segments of six (6) hours or less.

•	Travelers are permitted business class only on international flight segments when the non-stop/direct airtime exceeds six (6) hours from the point of origin to the first destination point.

•	First Class is not authorized to or from any destination unless approved by the EVP, with notification to the CEO.

•	All employees are required to book all business travel reservations through the designated travel management company. The following booking priority is applicable:

•

Travel management company Self-Booking Tool - The designated self-booking tool should always be used for booking initial travel – either via the employee, the travel arranger, or the employee’s manager

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

•

Travel management company Reservation Line - The Reservation Line should only be used for booking travel changes – either via the employee, the travel arranger, or the employee’s manager, only when there is no physical time to make the change using the tool. The Reservation Line should only be used as a backup to the Self-Booking tool.

NOTE: Reservations made through alternate sources, including internet and supplier-direct bookings, are against policy and must be justified in writing and approved by the respective organizational EVP, in addition to the CEO.

7.2	Advance Planning

Requests for air travel reservations are required at least seven (7) days prior to the planned departure date. However, based on the nature of Goodman Networks’ business, if these requirements cannot be met, an out of policy notification will be sent to the approving manager, who will either provide justification and approve the travel request or disapprove the request. The approving manager will make the exception to the out of policy notification and approve the travel request.

7.3	Upgrades for Air Travel

Upgrades are allowed at the traveler’s personal expense and may not be submitted for reimbursement. If upgrades are available at no cost to Goodman Networks (i.e. frequent flyer incentives offered by the airlines, etc.), they are allowed. See Section 7.5 Airline Frequent Flyer Programs for further detail.

Please refer to Section 11.1 Executive Management Travel with Other Employees regarding upgrades while traveling with Executive Management.

7.4	Lowest Logical Airfare

Travelers are required to book the lowest logical airfare that is determined using the following search criteria:

•	Routing requires no more than one additional interim stop each way.

•

Time Window: Departure/arrival must be no more than 2 hours before and 2 hours after the requested time. One stop and single connection flights are treated the same as non-stops for itinerary purposes, fare calculations, and lowest fare identification.

Travelers may elect to fly a non-stop flight (over a lower-priced, connecting flight) provided that the additional cost is less than $100 per direction of travel. (i.e., the connecting flight would have added more than a 2-hour extension of travel time each way which would impact customer requirements).One stop flights that do not require a change of airplanes within the same airline will be suggested as it reduces the cost of the ticket price.

7.5	Airline Frequent Flyer Programs

Travelers may retain frequent flyer program benefits for personal use only under the following circumstances:

•	Participation in a Frequent Flyer Program must not influence flight selection that would result in incremental cost to the Company beyond the lowest available airfare, as required by this policy.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

•

Preferred provider use - Employees are not permitted to book air travel at a higher fare and override any Goodman Networks contracts with preferred providers in order to use Frequent Flyer program privileges.

•

The traveler is responsible for the record keeping, redemption and income tax implications of program rewards; the Corporate Travel Department WILL NOT intervene to resolve any frequent flyer program concerns, issues, etc.

•	Any membership costs associated with a Frequent Flyer program are not reimbursable.

7.6	Airline Club Memberships

Airline club membership costs are not reimbursable.

7.7	Travel on Private and Charter Aircraft

Business travel by Goodman Networks employees is restricted to commercial aircraft. CEO approval must be obtained prior to the use of private aircraft and/or charter aircraft while on company business.

7.8	Denied Boarding Compensation

Airlines occasionally offer free tickets or cash allowances to compensate travelers for delays and inconvenience due to overbooking, flight cancellation, changes of equipment, etc. Travelers may volunteer for denied boarding compensation only if:

•	The delay in their trip will not cause an increase in the cost of the trip

•	The delay in their trip will not result in any interruption or loss of business

The traveler is required to contact the designated travel management company during normal hours or through their 24 hour emergency contact number to advise the change to the itinerary. Travelers may keep the free travel voucher.

7.9	Overnight Delays

Should an airline delay or cancellation necessitate an unscheduled overnight stay:

•	The traveler must first attempt to secure complimentary lodging from the airline.

•

If unsuccessful, the traveler must contact the designated travel management company for assistance and use a Corporate Lodging Card preferred hotel as a first choice, or if unavailable, the designated travel management company’s preferred hotel program.

7.10	Cancellations

Employees who travel are responsible for canceling air reservations by using the same method as their booking procedure (i.e. online booking tool or contacting the designated travel management company). The employee should call a minimum of one (1) hour prior to departure time to cancel.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

7.11	Lost or Excess Baggage

The ultimate responsibility for retrieving and compensating for lost baggage lies with the airlines.

The Company will not reimburse travelers for personal items lost while traveling on business. Employees will be reimbursed for excess baggage charges only under the following circumstances:

•	When traveling with heavy or bulky materials/equipment necessary for business.

•	When traveling for more than 14 days.

7.12	Airport Parking

Reimbursement for short-term parking at airports is not permitted due to excessive cost. Travelers need to use general, long term or offsite parking and provide receipts for reimbursement. In all cases, the availability of airport shuttle service needs to be considered and used whenever possible. The cost of taxi or airport limousine service should be compared to the cost of parking and the lower cost alternative chosen.

8	Lodging

While traveling on Company business, lodging arrangements are primarily made through the Corporate Lodging Card (CLC) Program. However, in some circumstances this is not possible and must be handled appropriately. This section discusses the CLC Program and the back-up Preferred Hotel Program that is only applicable when lodging is not available through CLC.

8.1	Corporate Lodging Card Program

Our Company has the Corporate Lodging Card program in place with all accommodations pre-approved and set as the preferred lodging program for the Company. CLC must always be used as the first lodging choice when booking hotels.

Employees who travel are required to:

•	Read the Lodging Card Policy and Procedure

•	Complete the Lodging Cardholder Agreement and submit to the Corporate Travel Department

•

Unlike elsewhere in this policy, until further notice hotel bookings involving CLC only, must be booked directly with them. No exceptions. Employees using the CLC program, who use an unapproved hotel resulting in Goodman Networks incurring higher charges, shall reimburse the Company for those additional charges.

•	No-Show Policy Requirements

•

It is always the responsibility of the traveler to cancel his or her hotel reservation, as no-show fees will be deducted. If you need to cancel a reservation, you must follow the hotel’s cancellation policy.

•	Monetary Cap Policy Requirements for Lodging

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

•	The first level requirement is that caps are adjusted as needed based on customer contract requirements,

•

Second tier requirement when the first (above) is not applicable, is that all hotel reservations for non-managers be capped at $85 per night, and all hotel reservations for those titled as managers be capped at $125 per night. Please note, when a high-cost city surpasses the cap (i.e., downtown New York, etc. and others as applicable), written justification will be required.

NOTE: Corporate Lodging Card policy and procedure information is located on the Goodman Networks Intranet site.

8.2	Preferred Hotel Back-up Program

As a backup only, when a hotel is not available through CLC, reservations are required through the designated travel management company’s preferred hotel program. No exceptions are allowed.

•	No-Show Policy Requirements

It is always the responsibility of the traveler to cancel his or her hotel reservation, as no-show fees will be deducted. If you need to cancel a reservation, you must follow the hotel’s cancellation policy.

•	Monetary Cap Policy Requirements for Lodging

•	The first level requirement is that caps are adjusted as needed based on customer contract requirements,

•

Second tier requirement when the first (above) is not applicable, is that all hotel reservations for non-managers be capped at $85 per night, and all hotel reservations for those titled as managers be capped at $125 per night. Please note, when a high-cost city surpasses the cap (i.e., downtown New York, etc. and others as applicable), written justification will be required.

9	Car Rental/Additional Vehicle Programs

The use of a rental car or any other additional vehicle program on behalf of Goodman Networks should be considered as a business need versus a matter of personal preference.

9.1	Preferred Rental Car Suppliers

Budget and Avis are the Company’s preferred providers of rental cars. When reserving a car, Budget will be selected as the primary provider with AVIS designated as secondary, only when Budget is unavailable.

All employees must use the designated rental car agency for all reservations. If the preferred rental car agency is unable to provide a reservation, Goodman Networks will locate an alternative in the same price category.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

•

The use of a rental vehicle is justified only when it is more economical than the local ground transportation alternative, taking safety and travel time into consideration. Personal convenience is NOT an acceptable justification.

•	Travelers must consider alternative vehicle rental to their destination when:

•	their driving is more cost-effective than airline or rail travel.

•	they are required to transport large or bulky materials.

9.2	Rental Car Size

Compact size cars are the standard policy for all travelers. A full size car (e.g. extended cab trucks, Chevrolet Impala, etc.) is permitted only if the traveler is required to transport bulky equipment or more than three employees traveling together in a single vehicle. The designated travel management company will obtain approval prior to booking any vehicle larger than full size.

Although designated caps for rental cars are not stated within this Corporate Travel Policy, customer contract adjustments must always prevail as the standard policy requirement.

9.3	Additional Vehicle Programs

All truck/SUV/box truck reservations are made through the online booking tool as first choice, and booked through the designated travel management company, as second choice. If a vehicle is unavailable through the preferred car rental agency, an alternative will be provided in the same price category.

Additional Vehicle Programs are as follows:

•

Mini-Lease Program – Mini-Leases are leases that last three or more consecutive months and are offered on all vehicle class types. Mini-Lease rates are lower than those associated with daily rentals. Therefore, to maximize savings, employees are required to speak with their project manager on the type of lease that is needed for their project.

•

Personal Vehicle Allowance Program – This program has been designed for employees that currently use or would like to use their personal vehicle for business purposes instead of a rental vehicle. The employee must qualify for this program to participate.

NOTE: For further detail regarding the Personal Vehicle Allowance Program, refer to FTR.PL.083 Personal Vehicle Allowance Policy located on the Goodman Networks Intranet site.

9.4	Rental Vehicle Breach of Contract/Accidents

Goodman Networks employees are expected to treat all rental vehicles within contractual guidelines. Violation of any of the items listed below can result in the breach of the rental car contract, cause unnecessary expenses to our Company, and damage Goodman Networks/vendor relationship.

NOTE: When renting or leasing a vehicle on behalf of Goodman Networks, the traveler should ensure that he or she look over the vehicle for existing damage.

Prohibited use and breach of contract items:

•	Vehicle is not to be used in an abusive, willful, reckless manner

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

•	Anyone under the influence of any substance known to impair driving ability

•	Any illegal purpose

•	By anyone who is not an authorized driver

•	Failure to report theft, vandalism, or accident to the car rental agency and the police within 24 hours

•	Anyone who leaves the keys in or fails to secure the vehicle

•	Anyone who transports a weight in excess of the maximum capacity as outlined in the rental contract

Should an accident occur while driving a rental car, travelers must immediately contact:

•	Local authorities, as required

•	The traveler’s immediate manager

•	Human Resources

•	The rental car company.

The traveler’s manager is required to immediately contact:

•	Safety

•	Corporate Travel Department

The traveler is required to obtain and keep a copy of:

•	The police report

•	Goodman Incident and Investigation Report

9.5	Rental Car Upgrades/Accessories

Travelers may accept car rental upgrades only if there is no additional cost to Goodman Networks.

NOTE: Costs associated with car accessories such as a GPS system, etc. are not reimbursable unless approved by the employee’s director.

9.6	Car Rental Insurance

The traveler should decline all optional insurance premiums, including Collision Damage Waiver/Loss Damage Waiver, as these premiums are not a reimbursable expense. This coverage is included in the negotiated rates with the Company’s preferred suppliers.

If the Company’s preferred suppliers are not available in the market or they do not have any cars available, the Corporate Travel Department will notify the employee of the alternate rental agency chosen. The Loss Damage Waiver/Collision Damage Waiver insurance option must be accepted if the services of another car rental agency is necessary. This expense is reimbursable.

NOTE: Travelers should not use personal car insurance.

9.7	Returning Rental Cars and Miscellaneous Charges

All rental cars must be returned to the city of origin. The vehicle must be returned in the condition received and at the specified time and day to avoid additional charges.

Due to the nature of Goodman Networks’ business, if a one-way rental is required, the employee must obtain approval from their project manager prior to departure.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

Prior to returning the rental vehicle, it is Company policy that the employee will ensure the vehicle has a full tank of gas to avoid refueling fees by the car rental company.

•	Fuel charges are reimbursable.

•	Fill up option MUST NOT be selected.

•	The employee is responsible for any unnecessary miscellaneous charges incurred on rental vehicles.

•	Abuse of, or intentional damage to, a rental vehicle is strictly prohibited. The employee is held responsible for any costs associated with these actions.

9.8	Traffic and Parking Violations

Traffic, parking, and toll violations are not reimbursable and are the employee’s responsibility.

9.9	Rental Car Club Memberships

All employees are encouraged to enroll in the Preferred Car Rental Agency’s Benefits Club. Personal membership numbers are not carried over and cannot be used. Membership enrollment forms are located on the Goodman Networks Intranet Site.

10	Travel Expense Reimbursement

All travel expenses must be approved in Oracle prior to reimbursement.

Please refer to the Employee Expense Report Submission Policy and Oracle Procedure for Entering Expense Reports for information regarding travel expense approvals.

11	Additional Travel Policy Items

This section discusses Goodman Networks’ policy on miscellaneous travel related situations and expenses.

11.1	Executive Management Travel with Other Employees

If Executive Management travels with one or more employees and requests the employee(s) be upgraded at company expense, it must be approved by the CEO.

11.2	Meal Reimbursement When Traveling

The Company will reimburse employees for meals when traveling away from home for one or more nights. Actual costs must always be expensed; however a cap is also applicable at $35.

NOTE: For employees approved for the Per Diem program, refer to Section 4 Per Diem for per diem guidelines).

11.3	Business Meals

Employees may claim reimbursement for the purchase of a meal for themselves and other person/persons, when the meal is “directly related to” business activities. To be included as a “Business Meal,” all those included in the meal must be Goodman Networks employees.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

NOTE: Meals including Goodman Network employees and customers, or potential customers, are classified as “Business Entertainment” (see Section 11.4 Business Entertainment for further detail).

It is Company policy that the most senior person always pays for the business meal.

To be deductible for tax purposes, IRS regulations require that a substantial and bona fide business discussion must occur during, directly preceding, or directly following the meal. The meal cannot be unnecessarily lavish or extravagant under the circumstances. Appropriate documentation must be provided on the amount, date, place, business purpose, list of attendees, original itemized meal receipt, and business relationship of those present

11.4	Business Entertainment

Business entertainment covers the cost of meals, refreshments, and other necessary expenses incurred in entertaining customers or other outside persons for the purpose of furthering an essential business relationship or purpose. In general, any entertainment expenses incurred by an employee which do not service an essential business purpose are personal expenses of the employee, and are not reimbursable. Any business entertainment anticipated to cost $300 or more should normally be reviewed in advance with the necessary authorized approver.

To be deductible for tax purposes, any business entertaining must be either “directly related to” or “directly associated with” business. Substantial business discussion must take place during, directly before or directly after the entertainment. IRS regulations require complete documentation of all business entertainment expense, including name, company, and title of each person entertained, a description of the business relationship, the location and timing of the business discussion, the nature of the expected benefit to the Company, the nature of the entertainment, and the name and location of the place where the entertainment occurred. It is Company policy that the most senior person always pays for business and entertainment activity.

11.5	Gratuities

The payment of tips and gratuities should be limited to those situations and services where such payments are normal practice. The amount of percentage of any gratuity paid should not exceed that which is reasonable and customary for the particular type or category of personal service. The range of 15-20% is considered adequate for service.

11.6	Non-Employee Travel

Any non-employee accompanying a Goodman Networks employee on an approved business trip shall do so at their own risk and expense.

11.7	Group Meetings Requirement

Group Meetings are defined as 10 or more people traveling to a common destination for a common purpose. This could include activities such as training, trade shows, sales meetings, etc. All employees are required to contact the Corporate Travel Department to obtain group/meeting air/hotel comparisons.

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE Q – SERVICE PROVIDER’S TRAVEL AND LIVING EXPENSES

It is company policy in all cases to consult with the Corporate Travel Department prior to making reservations or committing funds. This is required to ensure that savings opportunities, procedures, and systems can be more universally applied, specifically to air/hotel travel discounts as the prime opportunity for savings.

11.8	Corporate Apartments

The Corporate Travel Department must be consulted regarding all corporate apartment requests, whereby a cost/service comparison will be conducted prior to booking

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT	SCHEDULE R – ALU POLICIES

SCHEDULE R – ALU POLICIES

Supplier Safety Manual

Code of Conduct

Competitive Intelligence Policy

IT Security Policies

Statement of Business Principles

Alcatel-Lucent - CONFIDENTIAL

Use Pursuant to Alcatel-Lucent Instructions

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.